Exhibit 10.8

MASTER PREPAID LEASE

BY AND AMONG

THE VERIZON LESSORS NAMED HEREIN,

VERIZON COMMUNICATIONS, INC.

AND

ATC SEQUOIA LLC

DATED AS OF MARCH 27, 2015

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EXHIBITS

Exhibit A	List of Sites
Exhibit B	List of Lease Sites
Exhibit C	Rent and Pre-Lease Rent
Exhibit D	Intentionally Deleted
Exhibit E	Option Purchase Price
Exhibit F	Form of UCC-1
Exhibit G	Form of Memorandum of Lease/Managed Sites
Exhibit H	Form of Memorandum of Assignment
Exhibit I	Certain Verizon Restricted Parties
Exhibit J	Form of Power of Attorney
Exhibit K	Required Collocation Agreement Provisions
Exhibit L	Reserved Property Sites
Exhibit M	Form of Assignment of Collocation Agreement
Exhibit N	Records Retention Periods
Exhibit O	In-Kind Tenants

SCHEDULES

Schedule 1-A	19 Year Lease Sites
Schedule 1-B	20 Year Lease Sites
Schedule 1-C	21 Year Lease Sites
Schedule 1-D	22 Year Lease Sites
Schedule 1-E	23 Year Lease Sites
Schedule 1-F	24 Year Lease Sites
Schedule 1-G	25 Year Lease Sites
Schedule 1-H	26 Year Lease Sites
Schedule 1-I	27 Year Lease Sites
Schedule 1-J	28 Year Lease Sites
Schedule 1-K	29 Year Lease Sites
Schedule 1-L	30 Year Lease Sites
Schedule 1-M	31 Year Lease Sites
Schedule 1-N	32 Year Lease Sites
Schedule 2	Verizon Lessors
Schedule 37(e)	Notice

MASTER PREPAID LEASE

THIS MASTER PREPAID LEASE (this “Agreement”) is entered into as of March 27, 2015 (the “Effective Date”), by and among the Persons set forth on Schedule 2 hereto (each, a “Verizon Lessor” and, collectively, the “Verizon Lessors”), Verizon Communications, Inc., a Delaware corporation, as Verizon Guarantor, and ATC Sequoia LLC, a Delaware limited liability company (“Tower Operator”). Verizon Lessors, Verizon Guarantor and Tower Operator are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties”.

RECITALS:

A. The Verizon Lessors operate the Sites, which include Towers and related equipment, and Verizon Lessors or their Affiliates either own, ground lease or otherwise have an interest in the land on which such Towers are located;

B. Tower Operator desires to lease and operate the Sites;

C. Tower Operator intends on marketing all available capacity at the Sites and maximizing the collocation revenue that may be derived therefrom;

D. The obligations set forth in this Agreement are interrelated and required in order for Tower Operator to lease or operate the Sites;

E. Simultaneously herewith, the Parties and certain Affiliates thereof are entering into the Master Lease Agreement pursuant to which Verizon Lessors or their Affiliates are leasing the Verizon Collocation Space from Tower Operator at the Sites; and

F. Verizon Guarantor is an Affiliate of Verizon Lessors and is guarantying certain of their obligations under this Agreement.

NOW, THEREFORE, the Parties agree as follows:

Section 1. Definitions.

(a) Certain Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings when used in this Agreement with initial capital letters:

“Acceptable Affiliate” means any Verizon Lessor or any Affiliate of Verizon Lessor that is directly or indirectly wholly owned by Verizon Parent.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this definition, “control” means the beneficial ownership (as such term is defined in Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended) of 50% or more of the voting interests of the Person.

“Agreement” has the meaning set forth in the preamble and includes all subsequent modifications and amendments hereof. References to this Agreement in respect of a particular Site shall include the Site Lease Agreement therefor; and references to this Agreement in general and as applied to all Sites shall include all Site Lease Agreements.

“Applicable Standard of Care” means, with respect to any obligation or performance requirement, the then-current general standard of care in the telecommunications industry applicable to such obligation or performance requirement.

“Assumption Requirements” means, with respect to any assignment by Tower Operator, that (i) the applicable assignee has creditworthiness, or a guarantor with creditworthiness, reasonably sufficient to perform the obligations of the assigning party under this Agreement or that the assigning party remains liable for such obligations notwithstanding such assignment, (ii) the applicable assignee is not a Verizon Restricted Party or an affiliate of a Verizon Restricted Party, (iii) the applicable assignee is of good reputation and is one of the top four managers of tower assets in the United States of America, as ranked by numbers of communications towers under management, and (iv) the assignee assumes and agrees to perform all of the obligations of the assigning party hereunder.

“Available Space” means, as to any Site, the portion of the Tower and Land (i) not constituting Verizon Collocation Space, or (ii) licensed or leased to a Tower Subtenant, and that is available for lease to or collocation by any Tower Subtenant and all rights appurtenant to such portion, space or area. For the avoidance of doubt, any portion of the Tower or Land subject to a pending application with an existing or prospective Tower Subtenant shall not be considered Available Space.

“Award” means any amounts paid, recovered or recoverable as damages, compensation or proceeds by reason of any Taking, including all amounts paid pursuant to any agreement with any Person which was made in settlement or under threat of any such Taking, less the reasonable costs and expenses incurred in collecting such amounts.

“Bankruptcy Code” means Title 11 of the United States Code as amended from time to time, including any successor legislation thereto.

“Bankruptcy Event” means, as to any Person, a proceeding, whether voluntary or involuntary, under the federal bankruptcy Laws, an assignment for the benefit of creditors, trusteeship, conservatorship or other proceeding or transaction arising out of the insolvency of a Person or any of its Affiliates or involving the complete or partial exercise of a creditor’s rights or remedies in respect of payment upon a breach or default in respect of any obligation, or any similar proceeding under foreign or state Law.

“Business Day” means any day other than a Saturday, a Sunday, a federal holiday or any other day on which banks in New York City are authorized or obligated by Law to close.

“Cables” means co-axial cabling, electrical power cabling, ethernet cabling, fiber-optic cabling, remote electrical tilt antenna controller cabling, connector, adaptor, or any other cabling or wiring necessary for operating Communications Equipment together with any associated conduit piping necessary to encase or protect any such cabling.

“Claims” means any claims, demands, assessments, actions, suits, damages, obligations, fines, penalties, court costs, liabilities, losses, adjustments, costs and expenses (including reasonable fees and expenses of attorneys and other appropriate professional advisers).

“Collateral Agreements” means the following documents entered into as of the Effective Date: (i) the Management Agreement, (ii) the Tower Operator General Assignment and Assumption Agreement and (iii) the Transition Services Agreement.

“Collocation Agreement” means an agreement between or among a Verizon Group Member (prior to the Effective Date) or Tower Operator (on or after the Effective Date), on the one hand, and a third party (other than any agreement between a Verizon Group Member and a third party that is an Affiliate of the Verizon Group Member on the Effective Date), on the other hand, pursuant to which such Verizon Group Member or Tower Operator, as applicable, rents or licenses to such third party space at any Site (including space on a Tower), including all amendments, modifications, supplements, assignments and guaranties related thereto (it being understood that in the case of each Site subject to a master collocation agreement, the Collocation Agreement will be comprised of the applicable master collocation agreement and the applicable site lease agreement with respect to such Site (including any rights, interests and provisions incorporated therein)). For clarity: (i) utility and power-sharing agreements between a Verizon Group Member and a third party are not Collocation Agreements, but (ii) agreements between a Verizon Group Member and a governmental entity or other third party providing for the any Person’s use of any Site on a no-cost, in-kind or below market basis are Collocation Agreements.

“Communications Equipment” means, as to any Site, all equipment installed at (i) the Verizon Collocation Space by or with respect to any Verizon Collocator or any Acceptable Affiliate and (ii) any other portion of the Site with respect to a Tower Subtenant, for the provision of current or future voice, video, internet and other data services, and any other services permitted under Section 9(b) of the Master Lease Agreement, which equipment shall include, among other things, switches, antennas, including microwave antennas, panels, conduits, flexible transmission lines, Cables, radios, amplifiers, filters, interconnect transmission equipment, associated mounting equipment and all associated software and hardware (including but not limited to Smart Bias Tees), and will include any modifications, replacements and upgrades to such equipment (regardless of frequency or technology), as well as replacement or alternative equipment used by the Verizon Collocators or any Acceptable Affiliate in providing voice, video, internet and other data services or any other services permitted under Section 9(b) of the Master Lease Agreement, whether at the Effective Date or in the future.

“Emergency” means any event that causes, has caused or is reasonably likely to imminently cause (i) any bodily injury, personal injury or material property damage, (ii) the suspension, revocation, termination or any other material adverse effect as to any Governmental Approvals reasonably necessary for the use or operation of Communications Equipment or a Site, (iii) any material adverse effect on the ability of any Verizon Collocator, or any Tower Subtenant, to operate Communications Equipment at any Site, (iv) any failure of any Site to comply in any material respect with applicable FCC or FAA regulations or other licensing requirements or (v) the termination of a Ground Lease.

“Environmental Law” or “Environmental Laws” means any federal, state or local statute, Law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or public or workplace health and safety as may now or at any time hereafter be in effect, including the following, as the same may be amended or replaced from time to time, and all regulations promulgated under or in connection therewith: the Superfund Amendments and Reauthorization Act of 1986; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act of 1976; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act; the Hazardous Materials Transportation Act; and the Occupational Safety and Health Act of 1970.

“Excluded Equipment” means (i) any Verizon Communications Equipment or Verizon Improvements and (ii) any Tower Subtenant Communications Equipment or Tower Subtenant Improvements.

“Excluded Purchase Sites” means, collectively, (i) any Site with respect to which the applicable Ground Lease has previously expired or been terminated and not replaced or renewed and the applicable Verizon Lessor or Tower Operator has not otherwise secured the long term tenure of such Site or (ii) any Site that Tower Operator or its Affiliate or designee has previously purchased from the applicable Verizon Lessor or its Affiliates.

“FAA” means the United States Federal Aviation Administration or any successor federal Governmental Authority performing a similar function.

“FCC” means the United States Federal Communications Commission or any successor Governmental Authority performing a similar function.

“Force Majeure” means strike, riot, act of God (including, but not limited to, wind, lightning, rain, ice, earthquake, floods, or rising water), nationwide shortages of labor or materials, war, civil disturbance, act of the public enemy, explosion, aircraft or vehicle damage to a Site, natural disaster, governmental Laws, regulations, orders or restrictions.

“Governmental Approvals” means all licenses, permits, franchises, certifications, waivers, variances, registrations, consents, approvals, qualifications, determinations and other authorizations to, from or with any Governmental Authority.

“Governmental Authority” means, with respect to any Person or any Site, any foreign, domestic, federal, territorial, state, tribal or local governmental authority, administrative body, quasi-governmental authority, court, government or self-regulatory organization, commission, board, administrative hearing body, arbitration panel, tribunal or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing, in each case having jurisdiction over such Person or such Site.

“Ground Lease” means, as to any Site, the ground lease, sublease, or any easement, license or other agreement or document pursuant to which a Verizon Lessor or a Verizon Ground Lease Party holds a leasehold or subleasehold interest, leasehold or subleasehold estate, easement, license, sublicense or other interest in such Site, together with any extensions of the term thereof (whether by exercise of any right or option contained therein or by execution of a new ground lease or other instrument providing for the use of such Site), and including all amendments, modifications, supplements, assignments and guarantees related thereto.

“Ground Lessor” means, as to any Site, the “lessor,” “sublessor,” “landlord,” “licensor,” “sublicensor” or similar Person under the related Ground Lease.

“Ground Rent” means, as to any Site, all rents, reimbursements, fees and other charges payable to or for the benefit of the Ground Lessor under the Ground Lease for such Site.

“Hazardous Materials” means and includes petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls or any hazardous, toxic or dangerous waste, substance or material, in each case, defined as such (or any similar term) or regulated by, in or for the purposes of Environmental Laws, including Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980.

“Improvements” means, as to each Site, the Tower Operator Improvements, the Tower Subtenant Improvements (if any), and the Verizon Improvements.

“Included Property” means, with respect to each Site, (i) the Land related to such Site (including the applicable interest in any Ground Lease), (ii) the Tower located on such Site (including the Verizon Collocation Space) and (iii) the Tower Operator Improvements and the Tower Related Assets with respect to such Site; but excluding, in each case of (i), (ii) and (iii), any Excluded Asset and all Tower Subtenant Communications Equipment.

“Indemnified Party” means a Verizon Indemnitee or a Tower Operator Indemnitee, as the case may be.

“Initial Lease Sites” means the Sites set forth on Exhibit B.

“Investment Grade” means that the corporate credit rating for an entity satisfies at least two of the following:

(1) with respect to Moody’s Investors Service, Inc. (or any successor company acquiring all or substantially all of its assets), a rating of Baa3 (or its equivalent under any successor rating category of Moody’s) or better;

(2) with respect to Standard & Poor’s Ratings Group (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of S&P) or better; and

(3) with respect to Fitch Inc., a subsidiary of Fimalac, S.A. (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of Fitch) or better.

“Land” means, with respect to each Site, the tracts, pieces or parcels of land constituting such Site, together with all easements, rights of way and other rights appurtenant thereto.

“Law” means any federal, state or local law, statute, common law, rule, code, regulation, ordinance or order of, or issued by, any Governmental Authority, including without limitation any standards (including but not limited to engineering standards or wind speed requirements) which are applied to a Site according to any such applicable law, statute, common law, rule, code, regulation, ordinance or order.

“Lease Site” means the (i) Initial Lease Sites and (ii) any Managed Site subject to this Agreement which is converted to a Lease Site pursuant to a Subsequent Closing.

“Liens” means, with respect to any asset, any mortgage, lien, pledge, security interest, charge, attachment or encumbrance of any kind in respect of such asset.

“Managed Site” means, for purposes of this Agreement and until any such Site is converted to a Lease Site as provided herein, each Site that is identified on Exhibit A, but is not identified as a Lease Site on Exhibit B and is therefore subject to this Agreement as a Managed Site as of the Effective Date, until such Site is converted to a Lease Site as provided herein. Managed Sites include all Non-Compliant Sites and all Pre-Lease Sites which have not yet been converted to Lease Sites.

“Master Agreement” means the Master Agreement, dated as of February 5, 2015 by and among American Tower Corporation, a Delaware corporation, Verizon Parent, Tower Operator, the Verizon Lessors and the Sale Site Subsidiaries.

“Master Lease Agreement” means that certain MPL Site Master Lease Agreement, dated of even date herewith, by and among Tower Operator, Verizon Collocator and Verizon Guarantor.

“Modifications” means the construction or installation of Improvements on any Site or any part of any Site after the Effective Date, or the alteration, replacement, modification or addition to any Improvement on any Site after the Effective Date, whether Severable or Non-Severable.

“Mortgage” means, as to any Site, any leasehold mortgage, deed to secure debt, deed of trust, trust deed or other conveyance of, or similar encumbrance against, all or any portion of Tower Operator’s right, title and interest in this Agreement, including a collateral assignment of any rights of Tower Operator under this Agreement, under any Transaction Document or under any related agreements or secured by the pledge of equity interests in Tower Operator or any security interest in any Tower Subtenant agreement applicable to such Site assigned to Tower Operator.

“Mortgagee” means, as to any Site, the holder of any Mortgage, together with the heirs, legal representatives, successors, transferees and assignees of the holder.

“Non-Restorable Site” means a Site that has suffered a casualty that damages or destroys all or a Substantial Portion of such Site, or a Site that constitutes a non-conforming use under applicable Zoning Laws prior to such casualty, in either case such that either (i) Zoning Laws would not allow Tower Operator to rebuild a comparable replacement Tower on the Site substantially similar to the Tower damaged or destroyed by the casualty or (ii) Restoration of such Site under applicable Zoning Law, using commercially reasonable efforts, in a period of time that would enable Restoration to be commenced (and a building permit issued) within four months (or if not capable of being commenced (and a building permit issued) within such four-month period, then within a reasonable period of time not to exceed one year, provided that the Tower Operator is actively and diligently pursuing Restoration) after the casualty, would not be possible or would require either (A) obtaining a change in the zoning classification of the Site under applicable Zoning Laws, (B) the filing and prosecution of a lawsuit or other legal proceeding in a court of law or (C) obtaining a zoning variance, special use permit or any other permit or approval under applicable Zoning Laws that cannot reasonably be obtained by Tower Operator.

“Non-Severable” means, with respect to any Modification, any Modification that is not a Severable Modification.

“Permitted Use” means the use of the Sites for the ownership, operation, management, maintenance or leasing (in whole or in part) of towers and other wireless infrastructure or any similar, related, complementary or ancillary use or use that constitutes a reasonable extension or expansion of the foregoing.

“Person” means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a Governmental Authority.

“Post-Transfer Liabilities” means all Liabilities to the extent that they arise out of or relate to or are in connection with the ownership, operation, use, maintenance or occupancy of the Transferred Property of the applicable Purchase Site after the Purchase Option Closing Date. For the avoidance of doubt, “Post-Transfer Liabilities” shall not include any Liabilities in connection with any Tower Bonds.

“Pre-Lease Rent” means, as to any tranche of Managed Sites, the amount prepaid by Tower Operator, or any of its Affiliates on behalf of Tower Operator, to the applicable Verizon Lessor or and Verizon Ground Lease Party with respect to such tranche of Managed Sites pursuant to this Agreement and as specified in Exhibit C.

“Prime Rate” means the rate of interest reported in the “Money Rates” column or section of The Wall Street Journal (Eastern Edition) as being the prime rate on corporate loans of larger U.S. Money Center Banks, or if The Wall Street Journal is not in publication on the applicable date, or ceases prior to the applicable date to publish such rate, then the rate being published in any other publication acceptable to Verizon Lessor and Tower Operator as being the prime rate on corporate loans from larger U.S. money center banks shall be used.

“Proceeds” means all insurance moneys recovered or recoverable by any Verizon Lessor, Verizon Ground Lease Party, Tower Operator or Verizon Collocator as compensation for casualty damage to any Site (including the Tower and Improvements of such Site).

“Rent” means, as to any tranche of Lease Sites, the amount prepaid by Tower Operator, or any of its Affiliates on behalf of Tower Operator, to the applicable Verizon Lessor with respect to such tranche of Lease Sites pursuant to this Agreement and as specified in Exhibit C.

“Reserved Property” means the Land beneath any mobile telephone switching office and other permanent structures (for the avoidance of doubt, other than a Tower) and any fuel tanks associated with any such office, in each case on the Sites set forth on Exhibit L hereto, and any replacement thereof or substitution therefor with a similar structure (which for the avoidance of doubt shall mean a structure with similar or smaller dimensions in the aggregate than the structure being replaced and that the placement, size and configuration of the new structure cannot have the effect of materially decreasing the available ground space within such Site) for so long as any Verizon Group Member maintains (without regard to any demolition in connection with the planned replacement thereof or substitution therefor and any period of construction or restoration thereof) such structures or any replacement thereof or substitution therefor with a similar structure.

“Restoration” means, as to a Site that has suffered casualty damage or is the subject of a Taking, such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of such Site, or any portion of such Site pending completion of action, required to restore the applicable Site (including the Tower and Improvements on such Site but excluding any Verizon Communications Equipment or Verizon Improvements, the restoration of which shall be the cost and expense of the relevant Verizon Collocator (provided that such exclusion will not affect any right that a Verizon Indemnitee or a Verizon Group Member has to pursue remedies or obtain indemnification from Tower Operator or any other person), and excluding any Tower Subtenant Communications Equipment or Tower Subtenant Improvements, the restoration of which shall be the cost and expense of Tower Operator or such Tower Subtenant) to a condition that is at least as good as the condition that existed immediately prior to such damage or Taking (as applicable), and such other changes or alterations as may be reasonably acceptable to the relevant Verizon Collocator and Tower Operator or required by Law.

“Revenue Sharing” means any requirement under a Ground Lease to pay to Ground Lessor a share of the revenue derived from, or an incremental payment triggered by, a sublease, license or other occupancy agreement at the Site subject to such Ground Lease.

“Risk of Forfeiture” means, with respect to a Site, that any portion of such Site is subject to imminent danger of loss or forfeiture, including by reason of a termination of the Ground Lease with respect to such Site.

“Sale Site MLA” means the Sale Site Master Lease Agreement dated of even date herewith, among the Sale Site Subsidiaries, the Verizon Collocators and Verizon Guarantor.

“Secured Tower Operator Loan” means any loans, bonds, notes or debt instruments secured by all or any portion of Tower Operator’s interest in this Agreement, including a collateral assignment of any rights of Tower Operator under this Agreement, under any Transaction Document or under any related agreements or secured by the pledge of equity interests in Tower Operator.

“Severable” means, with respect to any Modification, any Modification that can be readily removed from a Site or portion of such Site without damaging it in any material respect or without diminishing or impairing the value, utility, useful life or condition that the Site or portion of such Site would have had if such Modification had not been made (assuming the Site or portion of such Site would have been in compliance with this Agreement without such Modification). For purposes of this Agreement, the addition or removal of generators or similar systems used to provide power or back-up power at a Site shall be considered a Severable Modification.

“Shelter” means a walk-in ground shelter for purposes of housing Communications Equipment, heating, ventilation and air conditioning units, generators and other equipment related to the use and operation of Communications Equipment. For the avoidance of doubt, “Shelters” do not include outside equipment cabinets.

“Site” means each parcel of Land subject to this Agreement from time to time, all of which are identified on Exhibit A hereto, as such exhibit may be amended or supplemented as provided in this Agreement and the Master Agreement, and the Tower and Tower Operator Improvements located thereon. As used in this Agreement, reference to a Site includes Non-Severable Modifications, but shall not include Severable Modifications, any Verizon Improvements, Verizon Communications Equipment, any Tower Subtenant Improvements or Tower Subtenant Communications Equipment.

“Site Expiration Date” means, as to any Site, the sooner to occur of (A) if arrangements have not been entered into to secure the tenure of the relevant Ground Lease pursuant to an extension, new Ground Lease or otherwise, one day prior to the expiration of the relevant Ground Lease (as the same may be amended, extended or renewed pursuant to the terms of this Agreement) provided that if Tower Operator is engaged in good faith discussions with the Ground Lessor for the negotiation of a Ground Lease extension, the Site Expiration Date for such Site shall be extended until the earliest of (i) the termination of such negotiations, (ii) 12 months after the expiration of the Ground Lease, and (iii) Ground Lessor’s issuance to a Verizon Group Member or Tower Operator of a notice of eviction, or (B) the applicable Site Expiration Outside Date.

“Site Expiration Outside Date” means, (i) as to the 19 Year Lease Sites, the 19th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (ii) as to the 20 Year Lease Sites, the 20th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (iii) as to the 21 Year Lease Sites, the 21st anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (iv) as to the 22 Year Lease Sites, the 22nd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (v) as to the 23 Year Lease Sites, the 23rd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (vi) as to the 24 Year Lease Sites, the 24th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (vii) as to the 25 Year Lease Sites, the 25th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (viii) as to the 26 Year Lease Sites, the 26th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (ix) as to the 27 Year Lease Sites, the 27th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (x) as to the 28 Year Lease Sites, the 28th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (xi) as to the 29 Year Lease Sites, the 29th anniversary of the Effective Date (or if such day is not a Business Day, then the next

Business Day), (xii) as to the 30 Year Lease Sites, the 30th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), (xiii) as to the 31 Year Lease Sites, the 31st anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day), and (xiv) as to the 32 Year Lease Sites, the 32nd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“Subsequent Closing” means the conversion of (i) a Non-Compliant Site to a Contributable Site or (ii) a Pre-Lease Site into a Lease Site subsequent to the Effective Date.

“Subsequent Closing Date” means, with respect to each Subsequent Closing, the date on which such Subsequent Closing is deemed to have occurred.

“Substantial Portion” means, as to a Site, so much of such Site (including the Land, Tower and Improvements of such Site, or any portion of such Site) that (i) when subject to a Taking, leaves the untaken portion unsuitable (after application of the proceeds of any Taking, any available insurance proceeds and such funds of Tower Operator as are reasonable under the circumstances) for the continued feasible and economic operation of such Site for owning, operating, managing, maintaining and leasing towers and other wireless infrastructure, or (ii) when damaged as a result of a casualty, cannot reasonably be repaired with insurance proceeds and such additional funds of Tower Operator as are reasonable under the circumstances in order to continue the feasible and economic operation of such Site for owning, operating, managing, maintaining and leasing towers and other wireless infrastructure.

“Taking” means, as to any Site, any condemnation or exercise of the power of eminent domain by any Governmental Authority, or any taking in any other manner for public use, including a private purchase, in lieu of condemnation, by a Governmental Authority.

“Term” means (i) as to each Site, the term during which this Agreement is applicable to such Site as set forth in Section 9(a); and (ii) as to this Agreement, the period from the Effective Date until the expiration or earlier termination of this Agreement as to all Sites.

“Tower” means the communications towers or other support structures on the Sites from time to time.

“Tower Operator Equipment” means all physical assets (other than real property, interests in real property and Excluded Equipment) located at the applicable Site on or in, or attached to, the Land, Tower Operator Improvements or Towers, that are leased to, owned by or operated by Tower Operator pursuant to this Agreement.

“Tower Operator Improvements” means, as to each Site, all (a) Towers, foundations, concrete pads, piers, equipment pads or raised platforms capable of accommodating exterior cabinets or equipment shelters, huts or buildings, electrical service and access for the placement and servicing of Improvements; (b) buildings, huts, Shelters or exterior cabinets; (c) batteries, generators and associated fuel tanks or any other substances, products, materials or equipment used to provide backup power; (d) grounding system (including, without limitation, all buss bars, leads, home-run, buried grounding rings and rods) serving any Tower; (e) fencing; (f) signage; (g) connections for utility service; (h) access road improvements; (i) all marking/lighting systems and light monitoring devices; (j) power transformers serving the Site; and (k) all other improvements or fixtures on or attached to any Site, including any alterations, replacements, modifications or additions thereto. Notwithstanding the foregoing, Tower Operator Improvements do not include any Communications Equipment, any Verizon Improvements, any Tower Subtenant Improvements, or the Reserved Property.

“Tower Operator Indemnitee” means Tower Operator and its Affiliates and their respective directors, officers, employees, agents and representatives.

“Tower Operator Lender” means the holder(s) of any Secured Tower Operator Loan, together with the heirs, legal representatives, successors, transferees, nominees and assignees of such holder(s). Any group of holders of the same Secured Tower Operator Loan who are represented by the same Tower Operator Lender Representatives shall be deemed to be one Tower Operator Lender for purposes of this Agreement.

“Tower Operator Lender Representative” means any administrative agent, trustee, collateral agent or similar representative acting on behalf or for the benefit of any Tower Operator Lender or group of Tower Operator Lenders with respect to the same Secured Tower Operator Loan.

“Tower Operator Negotiated Increased Revenue Sharing Payments” means, with respect to any Site, any requirement under a Ground Lease, or a Ground Lease amendment, renewal or extension, in each case entered into after the Effective Date, to pay to the applicable Ground Lessor a share of the revenue derived from the rent paid under this Agreement, the Master Lease Agreement, the Sale Site MLA or any other agreement (including with a Tower Subtenant) that is in excess of the Revenue Sharing payment obligation (if any) in effect prior to Tower Operator’s entry into such amendment, renewal or extension after the Effective Date for such Site with respect to the revenue derived from the rent paid under this Agreement, the Master Lease Agreement, the Sale Site MLA or any other agreement (including with a Tower Subtenant); provided that “Tower Operator Negotiated Increased Revenue Sharing Payments” shall not include any such requirement or obligation (i) existing as of the Effective Date or (ii) arising under the terms of the applicable Ground Lease (as in effect as of the Effective Date) or under any amendment, renewal or extension the terms of which had been negotiated or agreed upon prior to the Effective Date.

“Tower Operator Negotiated Renewal” means (i) an extension or renewal of any Ground Lease by Tower Operator in accordance with this Agreement or (ii) a new Ground Lease, successive to a previously existing Ground Lease, entered into by Tower Operator; provided that in the case of this clause (ii), (A) the term of such new Ground Lease commences no later than 12 months after the termination or expiration of the previously existing Ground Lease, (B) the new Ground Lease continues to remain in the name of a Verizon Lessor or Verizon Ground Lease Party as the “ground lessee” under such new Ground Lease and (C) the new Ground Lease is otherwise executed in accordance with this Agreement.

“Tower Operator Permitted Liens” means, as to any Site, collectively, (i) Liens in respect of Property Taxes and other Taxes that are not yet delinquent; (ii) Liens of landlords, laborers, shippers, carriers, warehousemen, mechanics, materialmen, repairmen and other like Liens imposed by Law that arise in the ordinary course of business but, with respect to such

Liens arising after the Effective Date, only as long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto; (iii) general utility, roadway and other easements or rights of way that do not or would not reasonably be expected to, individually or in the aggregate, materially adversely affect the use or operation of the Tower or Site as a telecommunications tower facility; (iv) rights of, or by, through or under Persons leasing, licensing or otherwise occupying space on any Tower or otherwise utilizing any Tower pursuant to any Collocation Agreement as provided therein; (v) all Liens and other matters of public record against the underlying real property interest of any ground lessor under any ground lease; (vi) the terms and provisions of any Ground Lease as provided therein; (vii) any leasehold Mortgage granted by Tower Operator in connection with a Secured Tower Operator Loan, to the extent permitted by this Agreement; (viii) any Lien or right created by Persons other than Tower Operator or its Affiliates and not caused or consented to by Tower Operator or its Affiliates; and (ix) any Lien or right otherwise caused or consented to by any Verizon Group Member.

“Tower Subtenant” means, as to any Site, any Person (other than the Verizon Collocators) that (i) is a “sublessee”, “licensee” or “sublicensee” under any Collocation Agreement affecting the right to use Available Space at such Site (prior to the Effective Date); or (ii) subleases, licenses, sublicenses or otherwise acquires from Tower Operator the right to use Available Space at such Site (from and after the Effective Date).

“Tower Subtenant Communications Equipment” means any Communications Equipment owned or leased by a Tower Subtenant.

“Tower Subtenant Improvements” means, with respect to a Tower Subtenant, all improvements or fixtures on or attached to any Site, including any alterations, replacements, modifications or additions thereto that are the property of any present or future Tower Subtenant. All utility connections that provide service to Tower Subtenant Communications Equipment, other than those owned by a Verizon Group Member or any Person other than a Tower Subtenant, shall be deemed Tower Subtenant Improvements. Notwithstanding the foregoing, Tower Subtenant Improvements do not include any Communications Equipment or any Verizon Improvements.

“Tower Subtenant Related Party” means Tower Subtenant and its Affiliates, and its and their respective directors, officers, employees, agents and representatives.

“Tranche of Sites” refers to each of the 19 Year Lease Sites, 20 Year Lease Sites, 21 Year Lease Sites, 22 Year Lease Sites, 23 Year Lease Sites, 24 Year Lease Sites, 25 Year Lease Sites, 26 Year Lease Sites, 27 Year Lease Sites, 28 Year Lease Sites, 29 Year Lease Sites, 30 Year Lease Sites, 31 Year Lease Sites, and 32 Year Lease Sites.

“Transaction Documents” means this Agreement, the Master Agreement, the Master Lease Agreement, the Sale Site MLA, the Collateral Agreements and all other documents to be executed by the Parties in connection with the consummation of transactions contemplated by the Master Agreement, the Master Lease Agreement, the Sale Site MLA and this Agreement.

“Unauthorized Document” means any document that (i) provides for the acquisition of a fee simple interest in real property or the purchase of assets by Tower Operator in the name of any Verizon Lessor or any of its Affiliates; (ii) provides for the incurrence of indebtedness for borrowed money in the name of, of any guarantee by, any Verizon Lessor or any of its Affiliates or purports to grant any mortgage, pledge or other security interest on the interest of Verizon Lessor or any of its Affiliates in any Site; (iii) is between or among Tower Operator or any of its Affiliates, on the one hand, and any Verizon Lessor or any of its Affiliates, on the other hand; provided that powers of attorney used for recording, in each County and State, all memoranda of lease, sublease and management agreements contemplated by this Agreement or any other Transaction Document shall be excluded from this clause (iii); (iv) waives, terminates, amends or exercises (or purports to waive, terminate, amend or exercise) any right expressly granted to and reserved for the benefit of any Verizon Lessor or any of its Affiliates under this Agreement and the Transaction Documents; (v) would permit a party to (A) interfere with any Verizon Lessor’s or any Verizon Lessor’s affiliates’ operations or communications equipment at a Site or (B) interfere with or cause a cessation of any Verizon Lessor’s or any Verizon Lessor’s affiliates’ services at a Site; (vi) the execution or entering in of which is not expressly authorized by the terms of the POA; or (vii) settles or compromises any dispute unrelated to a Ground Lease or any dispute between Tower Operator and any Verizon Group Member related to a Ground Lease.

“Verizon” means Verizon Parent and Affiliates thereof that are parties to the Master Agreement.

“Verizon Communications Equipment” means any Communications Equipment at a Site owned or leased and used (subject to Section 9(b)) by one or more of the Verizon Collocators and any Acceptable Affiliate.

“Verizon Ground Lease Party” means each Verizon Group Member that, at any applicable time during the Term of this Agreement, has not yet contributed its right, title and interest in the Included Property of a Managed Site to the applicable Verizon Lessor pursuant to the Master Agreement.

“Verizon Group” means, collectively, Verizon Parent and its Affiliates (including each Verizon Lessor, each Verizon Ground Lease Party and Verizon Collocator whose names are set forth in the signature pages of this Agreement, the Master Lease Agreement, the Sale Site MLA, any Site Lease Agreement or the Master Agreement and any Affiliate of Verizon Parent that at any time becomes a sublessor under this Agreement in accordance with the provisions of this Agreement or a sublessee under the Master Lease Agreement or the Sale Site MLA in accordance with the provisions of such agreement).

“Verizon Group Member” means each member of the Verizon Group.

“Verizon Guarantor” means Verizon Communications, Inc., a Delaware corporation, and its permitted successors and assigns (to the extent permitted or required hereunder).

“Verizon Improvements” means, as to each Site, (a) precast concrete pads, piers, equipment pads or raised platforms, in each case, used in connection with Verizon Communications Equipment or Verizon Improvements; (b) buildings, huts, Shelters or exterior cabinets used to house Verizon Communications Equipment, regardless of whether housing any

Tower Subtenant’s Communications Equipment or any property of Tower Operator, any Tower Subtenant or any other person (but in the case of Tower Subtenants, only with respect to Communications Equipment or property existing in such buildings, huts, Shelters or exterior cabinets as of the Effective Date, or replacements of such Communications Equipment or property) (c) batteries, rectifiers, generators and associated fuel tanks owned by any Verizon Collocator and supporting Verizon Communications Equipment or Verizon Improvements or any other substances, products, materials or equipment used to provide backup power to Verizon Communications Equipment or Verizon Improvements; (d) grounding system (including, without limitation, all buss bars, leads, home-run, buried grounding rings and rods) serving Verizon Communications Equipment or Verizon Improvements, regardless of whether also serving any Communications Equipment or Improvements of any Tower Subtenant or of Tower Operator; (e) signage for Verizon Communications Equipment or Verizon Improvements; (f) connections for utility service from Verizon Communications Equipment to the meter (or if meters have not been installed, then connections from Verizon Communications Equipment to the utility service hookup); (g) steel platforms used to support radios or carrier deployed site components and mounting platforms, antenna mounts and platforms, ice bridges, t-arms mounts, boom gate mounts, ring mounts, hoisting grip equipment and other hardware constituting a tower platform or other mounting device to hold Verizon Communications Equipment; (h) all marking/lighting systems and light monitoring devices: (1) contained in or exclusively serving the buildings, huts, Shelters or exterior cabinets described in clause (b), above, (2) installed to support base transmission system (BTS), night maintenance with respect to those systems protecting BTS of any Verizon Collocator and related equipment, or (3) relating to the tower light monitoring system and alarm data communications equipment serving the Site and located in the buildings, huts, shelters or exterior cabinets described in clause (b), above; (i) wave guide entries; (j) stoops; (k) GPS equipment; and (l) such other equipment, alterations, replacements, modifications, additions, and improvements as may be installed at the Site solely in connection with Verizon Communications Equipment and/or Verizon Improvements and any other items (Y) that are paid for exclusively by any Verizon Collocator, or (Z) as to which title thereto is expressly vested in any Verizon Collocator pursuant to the terms of this Agreement. All utility connections that provide service to Verizon Communications Equipment, including those providing access and backhaul services, and all Improvements or other assets used in connection with any switching or wireline business of any Verizon Group Member (including any mobile telephone switching office and the switching and related equipment located at a Site), or any other Improvements owned by any Verizon Collocator or any Acceptable Affiliate and not used in connection with the Collocation Operations, are deemed Verizon Improvements. For avoidance of doubt (and regardless of whether expressly so stated above), Verizon Improvements do not include any Communications Equipment, any Land or any Towers.

“Verizon Indemnitee” means each Verizon Lessor, each Verizon Ground Lease Party and each Verizon Collocator and each of their respective Affiliates, together with their respective directors, members, managers, officers, employees, agents and representatives (except Tower Operator and its Affiliates and any agents of Tower Operator or its Affiliates).

“Verizon Parent” means Verizon Communications, Inc., a Delaware corporation.

“Verizon Restricted Party” means any Person principally in the business of providing wireline local exchange carrier or wireless services or voice communications services,

multimedia and video sessions and other data services over internet protocol networks (including, without limitation, each of the Persons listed on Exhibit I) and any of such Person’s Affiliates.

“Zoning Laws” means any zoning, land use or similar Laws, including Laws relating to the use or occupancy of any communications towers or property, building codes, development orders, zoning ordinances, historic preservation laws and land use regulations.

“19 Year Lease Purchase Option Closing Date” means the 19th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“20 Year Lease Purchase Option Closing Date” means the 20th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“21 Year Lease Purchase Option Closing Date” means the 21st anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“22 Year Lease Purchase Option Closing Date” means the 22nd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“23 Year Lease Purchase Option Closing Date” means the 23rd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“24 Year Lease Purchase Option Closing Date” means the 24th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“25 Year Lease Purchase Option Closing Date” means the 25th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“26 Year Lease Purchase Option Closing Date” means the 26th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“27 Year Lease Purchase Option Closing Date” means the 27th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“28 Year Lease Purchase Option Closing Date” means the 28th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“29 Year Lease Purchase Option Closing Date” means the 29th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“30 Year Lease Purchase Option Closing Date” means the 30th anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“31 Year Lease Purchase Option Closing Date” means the 31st anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“32 Year Lease Purchase Option Closing Date” means the 32nd anniversary of the Effective Date (or if such day is not a Business Day, then the next Business Day).

“19 Year Lease Purchase Sites” means all 19 Year Lease Sites on the 19 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“20 Year Lease Purchase Sites” means all 20 Year Lease Sites on the 20 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“21 Year Lease Purchase Sites” means all 21 Year Lease Sites on the 21 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“22 Year Lease Purchase Sites” means all 22 Year Lease Sites on the 22 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“23 Year Lease Purchase Sites” means all 23 Year Lease Sites on the 23 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“24 Year Lease Purchase Sites” means all 24 Year Lease Sites on the 24 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“25 Year Lease Purchase Sites” means all 25 Year Lease Sites on the 25 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“26 Year Lease Purchase Sites” means all 26 Year Lease Sites on the 26 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“27 Year Lease Purchase Sites” means all 27 Year Lease Sites on the 27 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“28 Year Lease Purchase Sites” means all 28 Year Lease Sites on the 28 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“29 Year Lease Purchase Sites” means all 29 Year Lease Sites on the 29 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“30 Year Lease Purchase Sites” means all 30 Year Lease Sites on the 30 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“31 Year Lease Purchase Sites” means all 31 Year Lease Sites on the 31 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“32 Year Lease Purchase Sites” means all 32 Year Lease Sites on the 32 Year Lease Purchase Option Closing Date then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

“19 Year Lease Sites” means the Sites set forth on Schedule 1-A hereto.

“20 Year Lease Sites” means the Sites set forth on Schedule 1-B hereto.

“21 Year Lease Sites” means the Sites set forth on Schedule 1-C hereto.

“22 Year Lease Sites” means the Sites set forth on Schedule 1-D hereto.

“23 Year Lease Sites” means the Sites set forth on Schedule 1-E hereto.

“24 Year Lease Sites” means the Sites set forth on Schedule 1-F hereto.

“25 Year Lease Sites” means the Sites set forth on Schedule 1-G hereto.

“26 Year Lease Sites” means the Sites set forth on Schedule 1-H hereto.

“27 Year Lease Sites” means the Sites set forth on Schedule 1-I hereto.

“28 Year Lease Sites” means the Sites set forth on Schedule 1-J hereto.

“29 Year Lease Sites” means the Sites set forth on Schedule 1-K hereto.

“30 Year Lease Sites” means the Sites set forth on Schedule 1-L hereto.

“31 Year Lease Sites” means the Sites set forth on Schedule 1-M hereto.

“32 Year Lease Sites” means the Sites set forth on Schedule 1-N hereto.

Any other capitalized terms used in this Agreement shall have the respective meanings given to them elsewhere in this Agreement.

(b) Terms Defined Elsewhere in this Agreement. In addition to the terms defined in Section 1(a), the following terms are defined in the Section or part of this Agreement specified below:

Defined Term	Section
Agreement	Preamble

Defined Term	Section
Authorized Collocation Agreement Documents	Section 6(b)
Authorized Ground Lease Document	Section 4(b)
Casualty Notice	Section 35(a)
Chosen Courts	Section 37(b)
Default Notice	Section 5(b)
Effective Date	Preamble
Financial Advisors	Section 32(a)
Indemnifying Party	Section 15(c)(i)
New Lease	Section 21(b)(iii)
NOTAM	Section 24(h)(i)
Option Purchase Price	Section 20(b)
Option Sellers	Section 20(a)
Party	Preamble
POA and POAs	Section 4(b)(iv)
Purchase Option	Section 20(a)
Purchase Option Closing Dates	Section 20(a)
Purchase Sites	Section 20(a)
Restorable Site	Section 35(a)
Revocation Dispute Notice	Section 4(b)(iv)
Third Party Claim	Section 15(c)(i)
Tower Operator	Preamble
Tower Operator Extension or Relocation Notice	Section 4(d)(iii)
Tower Operator Work	Section 12(b)
Transferred Property	Section 20(c)
Verizon Lessor	Preamble
Verizon Lessor Extension Notice	Section 4(d)(iv)(c)
Verizon Obligations	Section 38(a)

(c) Terms Defined in Master Agreement. The following defined terms in the Master Agreement are used herein as defined in the Sections or parts therein when used herein with initial capital letters:

Defined Term	Section
Collocation Operations	Section 1.1
Documentary Subsequent Closing	Section 1.1
Excluded Assets	Section 1.1
Liabilities	Section 1.1
Management Agreement	Recitals
NEPA	Section 1.1
Non-Compliant Site	Section 1.1
Permitted Liens	Section 1.1
Pre-Lease Site	Section 1.1
Sale Sites	Section 1.1
Tax	Section 1.1
Tower Bonds	Section 1.1
Tower Operator General Assignment and Assumption Agreement	Recitals
Tower Operator’s Share of Transaction Revenue Sharing Payments	Section 1.1
Tower Related Assets	Section 1.1
Transition Services Agreement	Recitals

Verizon’s Share of Transaction Revenue Sharing Payments	Section 1.1

(d) Terms Defined in the Master Lease Agreement. The following defined terms in the Master Lease Agreement are used herein as defined in the Sections or parts therein when used herein with initial capital letters:

Defined Term	Section
ASR	Section 6(a)(iii)
Memorandum of Site Lease Agreement	Section 1(a)
Per-Site Rent Amount	Section 4(a)
Rent Payment Detail	Section 4(a)
Reserved Property	Section 1(a)
Site Lease Agreement	Section 1(a)
Termination Notice	Section 3(c)
Tower Operator Competitor	Section 1(a)
Verizon Collocation Space	Section 9(a)
Verizon Collocator	Section 1(a)
Verizon Rent Amount	Section 4(a)

(e) Construction. Unless the express context otherwise requires:

(i) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(ii) the terms defined in the singular have a comparable meaning when used in the plural, and vice versa, and the singular forms of nouns, pronouns and verbs shall include the plural and vice versa;

(iii) any references herein to “$” are to United States Dollars;

(iv) any references herein to a specific Article, Section, Schedule or Exhibit shall refer, respectively, to Articles, Sections, Schedules or Exhibits of this Agreement;

(v) any references to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof and, if applicable, hereof;

(vi) any use of the words “or”, “either” or “any” shall not be exclusive;

(vii) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(viii) references herein to any gender include each other gender;

(ix) any provision requiring a Party to act at its “cost” or “cost and expense” shall mean the sole cost and expense of such Party;

(x) the table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof; and

(xi) the Parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, then this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

Section 2. Documents; Operating Principles.

(a) Documents. This Agreement consists of the following documents, as amended from time to time as provided in this Agreement:

(i) This Agreement;

(ii) the Exhibits attached to this Agreement, which are incorporated into this Agreement by this reference:

(iii) Schedules to the Exhibits, which are incorporated into this Agreement by reference, and all Schedules to this Agreement, which are incorporated herein by reference; and

(iv) such additional documents as are incorporated into this Agreement by reference.

(b) Priority of Documents. If any of the documents referenced in Section 2(a) are inconsistent, this Agreement shall prevail over the Exhibits, the Schedules and additional incorporated documents.

(c) Survival of Terms and Provisions. All terms defined in this Agreement and all provisions of this Agreement solely to the extent necessary to the interpretation of the Master Agreement or any other Transaction Document shall survive after the termination or expiration of this Agreement and shall remain in full force and effect until the expiration or termination of such applicable agreement.

(d) Operating Principles.

(i) During the Term of a Site, Tower Operator shall manage, operate and maintain such Site (including with respect to the entry into, modification, amendment, extension, expiration, termination, structuring and administration of Ground Leases and Collocation Agreements related thereto), (A) in the ordinary course of business, (B) in compliance with applicable Law in all material respects, (C) in a manner consistent in all material respects with the manner in which Tower Operator manages, operates and maintains its portfolio of telecommunications tower sites, (D) in a manner that shall not be less than the Applicable Standard of Care, (E) in compliance with the terms and conditions of all Ground Leases and Tower Subtenant agreements applicable to such Site and (F) in compliance with the provisions of this Agreement. To the extent that the standard described in one of the foregoing clauses is higher than the standard described in one of the other clauses, Tower Operator will perform to the highest of the standards. In addition, Tower Operator must (x) be owned or managed by Persons who have a good reputation and at least five years’ experience in the management and operation of communications towers in the United States, (y) have creditworthiness, or a guarantor with creditworthiness, reasonably sufficient to perform its obligations hereunder and (z) not be a Verizon Restricted Party.

(ii) Without limiting the generality of Section 2(d)(i), during the Term of a Site, except as expressly permitted by the terms of this Agreement, Tower Operator shall not without the prior written consent of the Verizon Lessors (A) take or omit to take any action in the management, operation or maintenance of such Site in a manner that would (x) based on Tower Operator’s reasonable expectations immediately before and immediately after the time that Tower Operator takes such action or omits to take such action (as the case may be), diminish the expected residual value of a Site (as of the expiration of the Term for such Site) in any material respect or shorten the expected remaining economic life of such Site (as of the expiration of the Term for such Site), or (y) result in such Site having no “potential lessees or buyers” at the end of the Term of such Site, other than Tower Operator or its affiliates (except, in the case of this clause (y), as required by applicable Law or any Governmental Authority), it being understood the term “potential lessees or buyers” shall mean lessees or buyers whose use of the Site at the end of the Term of such Site would be commercially feasible; provided, however, that Tower Operator may take or omit to take any actions otherwise consistent with its rights, privileges and obligations under, and that are not otherwise prohibited by, the Master Agreement or any Collateral Agreement as defined in the Master Agreement (and for purposes of applying this proviso, so as to avoid any circular references, the limitations and provisos contained in Section 2(g) of Schedule 6 of the Master Agreement and Section 2(f)(ii)(A) of the Master Lease Agreement shall not apply), (B) structure any related Ground Lease in a manner such that the amounts payable thereunder are above fair market value during any period following or upon the expiration of the Term of such Site (without regard to any amounts payable prior to the expiration of the Term of such Site), or (C) structure any related Collocation Agreement in a manner such that the amounts payable thereunder are structured on an initial lump-sum basis (if such amounts payable are not capital contributions or other upfront payments for capital improvements to a Site related to the use of such Site by a Tower Subtenant under such Collocation Agreement and Tower Operator does not agree to pay the remaining prorated portion of such lump-sum amount to Verizon Lessor following the expiration of the Term of such Site)) or are otherwise less than fair market value during any period following or upon expiration of the Term of such Site (without regard to any amounts payable prior to the expiration of the Term of such Site), or which requires the collocation lessee’s consent to, or otherwise restricts, the assignment of Tower Operator’s rights and obligations under such Collocation Agreement to Verizon Lessor or its affiliates, in each case unless otherwise expressly authorized by the terms and conditions of this Agreement and the Transaction Documents, or (D) terminate without the relevant Verizon Lessor’s prior written consent any Collocation Agreement under which the Tower Subtenant is a governmental entity, including any entity providing a public safety (e.g., police, fire, emergency services) service or function.

Section 3. Tower Operator Lease of Lease Site and Occupancy Rights With Respect to Managed Sites.

(a) Lease Sites. Subject to the terms and conditions of this Agreement, as of the Effective Date as to the Initial Lease Sites, and thereafter as of the applicable Subsequent Closing Date as to each Managed Site converted to a Lease Site hereunder pursuant to a Subsequent Closing, each Verizon Lessor hereby lets, leases and demises unto Tower Operator, and Tower Operator hereby leases, takes and accepts from such Verizon Lessor, the Included Property of all of the Lease Sites held by such Verizon Lessor. As to each Site, this Agreement is a grant of a leasehold, license or other interest in such Site (with respect to Sites that are owned by a Verizon Lessor in fee simple) or a subleasehold, sublicense or other interest in such Site (with respect to Sites that are subject to Ground Leases). The rights granted to Tower Operator under this Agreement include, with respect to each Tower, the right of Tower Operator to use and employ, to the extent such rights may be legally granted to or used by Tower Operator, the Tower Related Assets related to the Sites. Verizon Lessors and Tower Operator acknowledge and agree that for bankruptcy-law purposes this single Agreement is indivisible, intended to cover all of the Sites and is for such purposes not a separate lease and sublease or agreement with respect to individual Sites, and for bankruptcy-law purposes (and without impairing the express rights of any Party hereunder), all Parties intend that this Agreement be treated as a single indivisible agreement.

(b) Additional Lease Sites. Each Lease Site that is not an Initial Lease Site shall be made subject to this Agreement by means of a Subsequent Closing (after which the Verizon Lessors and Tower Operator shall execute and deliver at a Documentary Subsequent Closing an amendment of Exhibit B hereto to reflect such Site as a Lease Site instead of a Managed Site).

(c) Managed Sites. As to each Managed Site, each Verizon Lessor and Verizon Ground Lease Party hereby appoints Tower Operator, and Tower Operator agrees to act and shall act, as the exclusive operator during the Term of the Included Property of each Managed Site operated by such Verizon Lessor or Verizon Ground Lease Party. Notwithstanding anything to the contrary herein, for all non-Tax purposes, no leasehold, subleasehold or other real property interest is granted pursuant to Section 3(a) in the Included Property of any Managed Site until the Subsequent Closing (if any) at which such Managed Site is converted to a Lease Site. The rights granted to Tower Operator under this Agreement include, with respect to each Tower, the right of Tower Operator to use and employ, to the extent such rights may be legally granted to or used by Tower Operator, the Tower Related Assets related to the Managed Sites. In performing its duties as operator of the Included Property of the Managed Sites, Tower Operator shall manage, administer and operate the Included Property of each of the Managed Sites, subject to the provisions of this Agreement, in a commercially reasonable manner and pursuant to standards at least equal to those Tower Operator uses to manage, administer and operate the Included Property of the Lease Sites. Except as expressly provided herein (including Section 28), no Verizon Ground Lease Party nor Verizon Lessor shall exercise any rights or take any actions with respect to the operation, maintenance, leasing or licensing of the Included Property of any Managed Sites, all such rights being exclusively reserved to Tower Operator hereunder.

(d) Tower Operator Acceptance of Sites. Tower Operator hereby accepts the Included Property of each Site in its “AS IS” condition, without any representation or warranty of or from any Verizon Lessor or Verizon Guarantor or any of their respective Affiliates whatsoever as to its condition or suitability for the Permitted Use or any other particular use, except as may be expressly set forth in the Master Agreement, the remedies for a breach of which shall be solely under and subject to the terms, conditions and limitations thereof. Except as set forth in the Master Agreement, Tower Operator hereby acknowledges that none of the Verizon Lessors or Verizon Guarantor or any of their respective agents or Affiliates has made any representation or warranty, express or implied, with respect to any of the Included Property, or any portion of such Included Property, or the suitability or fitness for the conduct of Tower Operator’s business or for any other purpose, including the Permitted Use.

(e) Site Related Revenue. During the Term, Tower Operator shall receive and be entitled to all of the revenue generated by the Included Property of such Site that results from the Permitted Use of the Site (other than the Rent and Pre-Lease Rent payable hereunder, any Option Purchase Price, and revenue generated by a Verizon Group Member pursuant to the provision of services described in Section 19(d) of the Master Lease Agreement), including all revenue under the Collocation Agreements accruing from and after the Effective Date and all revenue received under the Collocation Agreements on or prior to the Effective Date for or with respect to periods from and after the Effective Date, and no Verizon Lessor or any of its Affiliates shall be entitled to any of such revenue. Except as may be expressly provided otherwise in the Transition Services Agreement, if any such revenue is paid to any Verizon Lessor or its Affiliates, such Verizon Lessor or its Affiliate receiving such revenue shall remit such revenue to Tower Operator within 30 days after receiving such revenue. Each Verizon Lessor and the applicable Verizon Ground Lease Party (as applicable) shall direct (or cause its Affiliate to direct), in writing, all payers of amounts due and accruing after the Effective Date under the Collocation Agreements to pay such amounts to Tower Operator.

(f) Site Related Expenses. From and after the Effective Date, except as otherwise expressly provided in this Agreement or any other Transaction Document, Tower Operator shall be responsible for the payment of, and shall pay, all expenses due and accruing from and after the Effective Date and related to or associated with the Included Property of the Sites, whether ordinary or extraordinary, and whether foreseen or unforeseen, including all expenses due and accruing from and after the Effective Date under the Ground Leases and the Collocation Agreements. Each Verizon Lessor and the applicable Verizon Ground Lease Party (as applicable) shall direct (or cause its Affiliate to direct) applicable third parties, in writing, that all such expenses due and accruing after the Effective Date be collected from Tower Operator.

(g) Revenue Sharing Payments. Verizon Lessors shall cause the Verizon Collocators to pay, as and when due and in accordance with the Master Lease Agreement, Verizon’s Share of Transaction Revenue Sharing Payments that are required to be made in respect of the Rent and Pre-Lease Rent for all Sites. Tower Operator shall pay, as and when due, Tower Operator’s Share of Transaction Revenue Sharing Payments that are required to be made in respect of the Rent and Pre-Lease Rent for all Sites.

(h) Filing of Financing Statements. Each Verizon Lessor hereby irrevocably authorizes Tower Operator or its designee to file in any relevant jurisdiction, at any time and from time to time, (i) any UCC-1 financing statement, which shall be substantially in the form of Exhibit F hereto, and any amendments thereto, (ii) any memoranda of leases or Managed Sites, which shall be substantially in the form of Exhibit G hereto and any amendments thereto and (iii) any memoranda of assignment, which shall be substantially in the form of Exhibit H hereto and any amendments thereto, to the extent necessary to evidence, perfect or otherwise record Tower Operator’s leasehold or management interest in each Site, as applicable, granted pursuant to this Agreement and the other Transaction Documents. Each Verizon Lessor agrees, promptly upon request by Tower Operator, to use commercially reasonable efforts to provide Tower Operator with any information that is required or requested by Tower Operator in connection with the filing of any such financing statement or document.

Section 4. Tower Operator Rights and Obligations Under the Ground Leases.

(a) Compliance with Ground Leases. Tower Operator hereby acknowledges that, as to the Included Property of each Site, this Agreement is subject and subordinate to all of the terms and conditions of the applicable Ground Lease of such Site.

(i) From and after the Effective Date, Tower Operator shall promptly pay or cause to be paid the Ground Rent under each Ground Lease for each Site during the Term of this Agreement when such payments become due and payable and, if Tower Operator fails to pay Ground Rent under any Ground Lease on a timely basis as required hereby, Tower Operator shall be responsible for any applicable late charges, fees or interest payable to the Ground Lessor arising after the Effective Date. Tower Operator shall abide by, comply with and perform all applicable terms, covenants, conditions and provisions of each Ground Lease (including terms, covenants, conditions and provisions relating to maintenance, insurance and alterations) as if Tower Operator were the “ground lessee” under the applicable Ground Lease and, to the extent evidence of such performance must be provided to a Ground Lessor, Tower Operator shall provide such evidence to such Ground Lessor (in each case unless such performance obligation is such that it requires performance by a Verizon Collocator of such obligations pursuant to the applicable Ground Lease or the Master Lease Agreement).

(ii) Should any Ground Lessor refuse the payment of Ground Rent for an applicable Site from any Person other than the applicable Verizon Lessor or its Affiliate, as applicable, then such Verizon Lessor or its Affiliate, as applicable, shall promptly pay such amount after Tower Operator pays or causes such amount to be paid to such Verizon Lessor or its Affiliate with instructions for such Verizon Lessor or its Affiliate, as applicable, to pay such amount to the applicable Ground Lessor.

(iii) To the extent that any Ground Lease imposes or requires the performance by the “ground lessee” thereunder of any duty or obligation that is more stringent than or in conflict with any term, covenant, condition or provision of this Agreement, the applicable term, covenant, condition or provision of such Ground Lease shall control and shall constitute the duties and obligations of Tower Operator under this Agreement as to the subject matter of such term, covenant, condition or provision. Tower Operator shall be responsible for any breaches of, or defaults under, any Ground Lease that are caused by Tower Operator or its agents and employees. Tower Operator shall not engage in, and shall use commercially reasonable efforts to prevent any Tower Subtenant from engaging in (and shall indemnify the Verizon Lessors and their Affiliates for any losses, costs or other damages they may incur as a result of Tower Operator, its agents and employees engaging in), any conduct that would (A) constitute a breach of or default under any Ground Lease or (B) result in the Ground Lessor being entitled to terminate the applicable Ground Lease or to terminate the applicable Verizon Lessor’s or Verizon Ground Lease Party’s right as ground lessee under such Ground Lease, or to exercise any other rights or remedies to which Ground Lessor may be entitled for a default or breach under the applicable Ground Lease. Any new agreement entered into by Tower Operator with Tower Subtenant shall include full compliance with the applicable Ground Lease as a covenant of Tower Subtenant under any such new agreement.

(iv) Without Verizon Lessor’s approval, Tower Operator shall not amend or modify any Ground Lease in any manner that would shorten the term thereof, cause any renewal or extension right or option thereunder to be terminated, waived or relinquished or expire (after exercise of all available extension options) earlier than the Site Expiration Date of such Site (assuming the exercise of all renewal terms under this Agreement).

(v) In no event shall Tower Operator have any liability to any Verizon Group Member for any breach of, or default under, a Ground Lease to the extent caused by an act of, or failure to perform a duty required to be performed by, any Verizon Collocator, any Verizon Lessor, any Verizon Ground Lease Party or any Verizon Group Member or a breach of this Agreement or the Master Lease Agreement by any Verizon Collocator or any Verizon Lessor.

(b) Tower Operator Rights Under Ground Leases; Power of Attorney. Each Verizon Lessor hereby delegates to Tower Operator the sole and exclusive right to perform the obligations of, and assert and exercise the rights of, such Verizon Lessor and all Verizon Ground Lease Parties under all Ground Leases, subject to the terms and conditions of this Agreement and the Master Lease Agreement.

(i) Tower Operator shall be entitled, subject to the standards set forth in Section 2(d) and this Section 4(b), to prepare, review, negotiate, execute purchase, take assignment of, deliver, record and/or file any Tower Operator Negotiated Renewal, waiver, amendment, extension or renewal of and/or to any Ground Lease, any new Ground Lease, any sequential lease, any adjacent lease, any non-disturbance agreement and any other agreement reasonably required to effectuate the extension of the term of possession of any Ground Lease (which may include adding or modifying other terms and provisions of such agreements that Tower Operator, in its reasonable business judgment, determines are desirable or necessary) or any other document relating to or evidencing any Ground Lease or new Ground Lease required for Tower Operator’s operation of a Site, that (A) Tower Operator determines in good faith is on commercially reasonable terms, (B) is of a nature and on terms to which Tower Operator would agree (in light of the circumstances and conditions that exist at such time) in the normal course of business if it were the direct lessee under the related Ground Lease rather than a sublessee thereof pursuant to this Agreement, (C) does not reduce the rights of any Verizon Lessor or Affiliates thereof with respect to the Site or its use of the Site or impose additional obligations on any Verizon Lessor or Affiliate thereof, and (D) otherwise satisfies all the requirements set forth in this Section 4 (each, an “Authorized Ground Lease Document”).

(ii) Each Verizon Lessor hereby grants Tower Operator a limited power of attorney and hereby appoints Tower Operator as its attorney-in-fact for the limited purpose of (A) preparing, reviewing, negotiating and executing on behalf of such Verizon Lessor all Authorized Ground Lease Documents, all Authorized Collocation Agreement Documents related to the Managed Sites and all other documents necessary to give effect to the intent of this Agreement and the transactions contemplated by this Agreement and the other Transaction Documents, but excluding any Unauthorized Documents and (B) preparing and submitting any applications or requests for Governmental Approvals, including with respect to Zoning Laws, related to operating the Site or to support the needs of a Tower Subtenant. Each Verizon Lessor agrees to execute, from time to time, such other documents and certificates (including a separate power of attorney substantially in the form attached as Exhibit J, with such modifications as the Parties agree is necessary to comply with state or local law) as Tower Operator may reasonably request to evidence the power of attorney granted in this Section 4(b)(ii). Verizon Guarantor agrees to cause each Verizon Ground Lease Party to grant and execute a separate power of attorney appointing Tower Operator as its attorney in fact for the limited purpose of preparing, reviewing, negotiating and executing on behalf of such Verizon Ground Lease Party all Authorized Ground Lease Documents and all Authorized Collocation Documents related to the Managed Sites, but excluding any Unauthorized Documents.

(A) Within 10 Business Days of Tower Operator’s request therefor, each Verizon Lessor agrees, and Verizon Guarantor agrees to cause each Verizon Ground Lease Party, to execute and deliver to Tower Operator and/or such other parties designated by Tower Operator, such reasonably required documents and instruments, including, without limitation, affidavits, certifications, confirmations and or other agreements, to verify and confirm (if true) that any POA has not been revoked, rescinded, terminated, modified or amended and that such POA is in full force and effect and/or to otherwise facilitate the negotiation, execution and delivery of the documents and agreements referenced and contemplated in the POA.

(B) Within 10 business days of a Verizon Group Member’s written request therefor, Tower Operator hereby agrees and covenants to execute and deliver to any such requesting Persons and/or other parties designated by such requesting Persons, any reasonably required documents and instruments, including, without limitation, affidavits, certifications, confirmations, and/or other agreements, to verify and confirm (if true) the revocation or termination of any POA, if applicable.

(iii) Each Verizon Lessor agrees, and Verizon Guarantor agrees to cause each Verizon Ground Lease Party, to execute and deliver, as promptly as reasonably practicable and in any event within 15 Business Days following request therefor by Tower Operator, any Authorized Ground Lease Document, any Authorized Collocation Agreement Document and any other document contemplated and permitted by this Agreement or necessary to give effect to the intent of this Agreement and the other Transaction Documents. Notwithstanding anything in this Section 4(b) to the contrary, no document executed by any Verizon Lessor or its Affiliates pursuant to this Section 4(b) will act as a waiver of any rights of any Verizon Lessor or their Affiliates under this Agreement. Except as expressly provided above in this Section 4(b) or otherwise in this Agreement, Tower Operator shall not be entitled to act as agent for, or otherwise on behalf of, any Verizon Lessor or its Affiliates under any circumstances or to bind any Verizon Lessor or its Affiliates in any way whatsoever.

(iv) Each power of attorney granted to Tower Operator under this Agreement and each other right delegated to Tower Operator under this Agreement and referencing this Section 4(b)(iv) (collectively “POAs” and individually a “POA”) may be revoked and terminated by the applicable Verizon Lessor if (A) Tower Operator performs any acts or makes any representations not within the scope of authority granted therein, (B) Tower Operator executes any amendments, documents or other agreements on behalf of any Verizon Lessor not authorized under such POA, (C) Tower Operator, through its exercise of a POA or execution of a document in connection with a POA impairs or impedes any Verizon Lessor’s or Verizon Collocator’s ability to conduct its network operations at a Site in a manner that cannot be or is not fully redressed by Tower Operator’s performance of the indemnification obligations provided under this Agreement, as determined by the relevant Verizon Lessor in its commercially reasonable discretion, (D) Tower Operator violates any applicable federal, state or local laws or regulations in the course of its exercise of any POA, or (E) any Verizon Lessor makes a good faith determination that the continued existence of any POA creates a conflict with any regulatory or legal requirements governing such Verizon Lessor or its affiliates. A Verizon Lessor shall provide Tower Operator written notice of such revocation or termination, and the subject POA shall be suspended immediately upon Tower Operator’s receipt of such notice and, upon receipt of such notice, Tower Operator shall take no further actions under the subject POA. With respect to a revocation or termination based on the matters set forth in subclauses (A) through (D), Tower Operator shall have 45 days from the receipt of a Verizon Lessor’s notice to reasonably cure such matter as indicated by the Verizon Lessor in the aforementioned notice and during such cure period Tower Operator’s right to exercise its rights under the subject POA shall be suspended until a cure is effected (as determined by the Verizon Lessor as set forth below). If within such 45 day cure period, Tower Operator has effectuated a cure (and has provided the Verizon Lessor written notice and reasonable evidence and/or documentation evidencing such cure), as determined by the Verizon Lessor in its good faith determination, Tower Operator may resume use of the subject POA upon receipt of written notice from Verizon Lessor reinstating Tower Operator’s right to exercise the subject POA. If Tower Operator has not effectuated a cure within such 45 day period (as determined by the Verizon Lessor, as set forth above), the subject POA shall be deemed revoked and terminated. With respect to a revocation or termination based upon the matters set forth in subclause (E), if Tower Operator disputes the Verizon Lessor’s notice of revocation and termination, Tower Operator shall provide notice of the basis for such dispute (each a

“Revocation Dispute Notice”) within thirty (30) days of its receipt of the Verizon Lessor’s notice. In such event, each Party shall consent to the other Party’s request seek adjudication (including but not limited to injunctive relief, a declaratory judgment action or other mutually agreeable proceedings ) of the dispute relating to such revocation and termination provided such request is made within six months of the Verizon Lessor’s receipt of the Revocation Dispute Notice. The subject POA or POAs shall be suspended during the adjudication process and will be either reinstated or revoked and terminated consistent with the adjudicating body’s determination.

(v) As a material inducement for the Verizon Lessors agreeing to grant the POAs, Tower Operator hereby agrees to indemnify, defend, protect and hold harmless the Verizon Indemnitees from and against any and all Claims, whether actually incurred by or actually made against the Verizon Indemnitees, arising from (i) Tower Operator’s exercise of the POAs, (ii) Tower Operator exceeding its authority under any POA, (iii) any obligation (financial or otherwise) agreed to by Tower Operator in a document executed under the authority of a POA, (iv) Tower Operator’s acts, omissions or negligence in connection with the negotiation, documentation and execution of any document executed under the authority of a POA, (v) any defect of, or error contained in, any document executed under the authority of a POA by Tower Operator, (vi) the violation of applicable federal, state or local laws by Tower Operator in the course of its exercise of the POAs or the negotiation, documentation and execution of any documents executed under the authority of a POA, except to the extent such Claims are caused by the bad faith or fraud of the Verizon Indemnitees, or result from the affirmative actions or omissions of the Verizon Indemnitees. The Verizon Indemnitees will provide Tower Operator with prompt, written notice of any Claim covered by this indemnification; provided that any failure of the Verizon Indemnitees to provide any such notice, or to provide it promptly, shall not relieve Tower Operator from its indemnification obligations in respect of such Claim, except to the extent Tower Operator can establish actual prejudice and direct damages as a result thereof. The Verizon Indemnitees will cooperate appropriately with Tower Operator in connection with Tower Operator’s evaluation and defense of such Claim, with Tower Operator bearing the expense of same. Tower Operator shall defend the Verizon Indemnitees, at any Verizon Indemnitee’s request against any Claim falling within this indemnification. Promptly after receipt of such request, Tower Operator shall assume the defense of such Claim with counsel reasonably satisfactory to the relevant Verizon Indemnitee, Tower Operator shall not settle or compromise any such Claim or consent to the entry of any judgment without the prior written consent of the relevant Verizon Indemnitee, which shall not be unreasonably withheld or delayed and without an unconditional release of all claims by each claimant or plaintiff in favor of each of the Verizon Indemnitees, unless there shall be an alternate reasonable resolution that fully and satisfactorily protects the interest of the Verizon Indemnitees.

(c) Exercise of Existing Ground Lease Extensions. During the term (including any renewal terms) of any Ground Lease relating to any Site, Tower Operator agrees to timely exercise prior to the expiration of the applicable Ground Lease and in accordance with the provisions of the applicable Ground Lease, any and all extension options existing as of the Effective Date, in accordance with Section 4(d). Tower Operator shall send to Verizon copies of all such notices of extension or renewal. Each Verizon Lessor and Verizon Ground Lease Party agrees that it will not take any action with respect to any Ground Lease that is reasonably likely to cause such Ground Lease to be prematurely terminated without the prior written approval of Tower Operator, in Tower Operator’s reasonable and good faith determination. Notwithstanding the foregoing, Tower Operator shall not be required to exercise any Ground Lease extension option (A) if the relevant Verizon Collocator at the Site covered by such Ground Lease is in default of its obligations under the Master Lease Agreement as to the Site beyond applicable notice and cure periods provided therein, (B) if the then remaining term of such Ground Lease (determined without regard to such extension option) shall extend beyond the term of the Master Lease Agreement as to such Site taking into account all renewal options that may be exercised by the relevant Verizon Collocator under the Master Lease Agreement or (C) if as to such Site, the relevant Verizon Collocator has given a Termination Notice. Notwithstanding anything to the contrary, the Verizon Lessor (or another Verizon Group Member) shall do all things reasonably necessary to facilitate the exercise of any renewal right by Tower Operator.

(i) Notwithstanding the foregoing, Tower Operator shall not be required to exercise any Ground Lease extension option (A) if the relevant Verizon Collocator at the Site covered by such Ground Lease is in default of its obligations under this Agreement as to the Site beyond applicable notice and cure periods provided herein, (B) if the then remaining term of such Ground Lease (determined without regard to such extension option) shall extend beyond the term of this Agreement as to such Site taking into account all renewal options that may be exercised by the relevant Verizon Collocator under this Agreement or (C) if as to such Site, the relevant Verizon Collocator has given a Termination Notice.

(ii) Notwithstanding the foregoing, without the consent of Verizon Lessor and Verizon Ground Lease Party, Tower Operator shall not exercise any Ground Lease extension option if the term of such Ground Lease (after exercising such extension option) would extend beyond the term of the this Agreement any longer than is reasonably necessary to ensure retention of the applicable Site. For the avoidance of doubt, in no event will this Section 4(c)(ii) restrict Tower Operator’s ability to enter into any pre-paid ground lease or perpetual easement which does not include (A) the payment of additional amounts beyond the term of this Agreement, and (B) atypical non-monetary performance requirements that would be required to be performed beyond the term of the this Agreement.

(d) Negotiation of Additional Ground Lease Extensions.

(i) Tower Operator shall use commercially reasonable efforts, consistent with its normal course of business for ground leased tower sites where Tower Operator or its Affiliate are the direct lessees under the ground lease, to negotiate and obtain, in accordance with the standards set forth in Section 2(d), the further extension of the term of all Ground Leases subject to the provisions of Section 4(b) and this Section 4(d).

(A) A Verizon Lessor, if requested by Tower Operator, shall use commercially reasonable efforts to assist Tower Operator (and not interfere with Tower Operator) in obtaining such further extensions;

provided, however, that the Verizon Lessor shall not be required to expend any funds in connection therewith or accept any liability, unless this Agreement provides the that Verizon Lessor is expressly responsible for such payment or liability.

(B) Beginning on the date that is seven years prior to such expiration, Tower Operator will reasonably apprise the relevant Verizon Lessor or Verizon Ground Lease Party, on the relevant Verizon Lessor’s or Verizon Ground Lease Party’s request from time to time (but no more frequently than two times per year), of the progress of Tower Operator’s negotiations with the applicable Ground Lessor. Tower Operator shall be fully responsible for any Tower Operator Negotiated Increased Revenue Sharing Payments and any other increased costs of any Ground Lease arising out of a Tower Operator Negotiated Renewal and shall remain liable for such costs notwithstanding any termination of this Agreement with respect to any affected Site. Tower Operator shall have the exclusive right to negotiate with Ground Lessors and obtain the further extension of the term of all Ground Leases at all times until the date that is two years before the expiration date of the applicable Ground Lease (or until the date that is six months prior to the expiration date of the applicable Ground Lease in the case of a Ground Lease the Ground Lessor in respect of which is a Governmental Authority). Notwithstanding anything to the contrary contained herein, in no event shall the Verizon Lessor rights to assume negotiations apply to any Site for which the Ground Lease is set to expire within three years after the Effective Date, but instead with respect to any such Site, from and after the expiration date of the Ground Lease to the date upon which a renewal becomes effective, the Verizon Lessor will have the right to collaborate with the Tower Operator in order to obtain an extension of the term of the Ground Lease.

(C) If the applicable Ground Lease contains a right of first offer, right of first refusal or similar provision in favor of the lessee thereunder, Tower Operator shall have the exclusive right to exercise the rights under such provision; provided, however, that if Tower Operator fails to exercise its rights under such provision and provide evidence of such exercise to the applicable Verizon Lessor at least 30 days before such right is to expire, then the applicable Verizon Lessor or its Affiliate shall be entitled to exercise the lessee’s rights thereunder and Tower Operator shall do all things reasonably necessary to facilitate such exercise. If Tower Operator exercises such right but either (i) elects not to exercise the Purchase Option for such Site, or (ii) this Agreement otherwise terminates with respect to such Site, then at the relevant Verizon Lessor’s option, Tower Operator must sell its rights in the Ground Lease to the Verizon Lessor at Tower Operator’s cost and expense.

(D) In furtherance of the foregoing obligations under this Section 4(d)(i), the applicable Verizon Lessor shall do all things reasonably necessary to facilitate the exercise of any right of first offer, right of first refusal or similar provision by Tower Operator at Tower Operator’s cost and expense, and Tower Operator shall use commercially reasonable efforts to coordinate its exercise or non-exercise of any right of first offer, right of first refusal or similar provision with the applicable Verizon Lessor or its Affiliate so as to permit such Verizon Lessor or Affiliate to timely exercise any such right in the event Tower Operator declines to do so.

(ii) Tower Operator shall provide the Verizon Lessors with (A) a quarterly summary of all Tower Operator Negotiated Renewals entered into for such given quarter, (B) promptly upon execution thereof, a copy of any Tower Operator Negotiated Renewal or any other document executed by Tower Operator as attorney for any Verizon Lessor or any Verizon Ground Lease Party pursuant to a power of attorney granted pursuant to or as contemplated by Section 4(b), which may be provided in electronic form and (C) all related material documents executed in connection with any Tower Operator Negotiated Renewal as may be reasonably requested by any Verizon Lessor (except privileged or confidential documents or where such disclosure is prohibited by Law) executed as attorney-in-fact for Verizon.

(iii) Tower Operator shall provide the applicable Verizon Lessor or Verizon Ground Lease Party with notice (a “Tower Operator Extension or Relocation Notice”) no later than three years before the expiration of any Ground Lease which does not include provisions of renewal beyond the scheduled expiration date (other than with respect to any such Ground Lease that is scheduled to expire within four years following the Effective Date). The Tower Operator Extension or Relocation Notice shall set forth (A) Tower Operator’s intent to negotiate an extension or renewal of such Ground Lease (in which case Tower Operator shall provide subsequent notification of the progress of such negotiations, including the successful completion of the negotiations) or (B) Tower Operator’s intent to pursue an alternative site that is in all material respects suitable for the relevant Verizon Collocator’s use at no additional cost to the Verizon Collocator (in which case such notice shall also describe Tower Operator’s plans to relocate Verizon Communications Equipment in a manner that shall result in no costs to the Verizon Collocator and no interruption of the Verizon Collocator’s business). If the Verizon Collocator approves the alternative site and the leasing and relocation arrangements, such alternative site will replace the prior Site as a leased Site under the Master Lease Agreement. Upon any termination of a Ground Lease with respect to a Site, if Tower Operator failed to perform the foregoing obligations set forth in this Section 4(d)(iii) or the obligations set forth in Section 4(d)(i) with respect to that Site, such failure will then automatically be an event of default by Tower Operator under this Agreement with respect to such Site, regardless of whether any Tower Operator Extension or Relocation Notice was sent.

(iv) If Tower Operator fails to timely deliver a Tower Operator Extension or Relocation Notice or Verizon Collocator, in its reasonable discretion, determines that Tower Operator’s plans for an alternative site are not acceptable, the applicable Verizon

Lessor or its Affiliate shall have the right, but not the obligation, to commence negotiations with the applicable Ground Lessor under the expiring Ground Lease.

(A) Such Verizon Lessor (and its Affiliates) may not commence such negotiations under Section 4(d)(iii) until the date that is two years before the expiration date of the applicable Ground Lease (or until the date that is six months prior to the expiration date of the applicable Ground Lease in the case of a Ground Lease the Ground Lessor in respect of which is a Governmental Authority) and shall act in good faith to not purposely adversely affect Tower Operator’s economic interests in the applicable Site at any time. Notwithstanding anything to the contrary contained herein, in no event shall the Verizon Collocator rights to assume negotiations apply to any Site for which the Ground Lease is set to expire within three years after the Effective Date, but instead with respect to any such Site, from and after the expiration date of the Ground Lease to the date upon which a renewal becomes effective, the Verizon Lessor will have the right to collaborate with the Tower Operator in order to obtain an extension of the term of the Ground Lease.

(B) Upon notice from the applicable Verizon Lessor that it intends to commence such negotiations, Tower Operator shall cease all efforts to negotiate an extension or renewal of the applicable Ground Lease and such Verizon Lessor or its Affiliate may negotiate an extension or renewal of the applicable Ground Lease. Such Verizon Lessor or its Affiliate must use commercially reasonable efforts to negotiate any extension on commercially reasonable terms.

(C) If the applicable Verizon Lessor or its Affiliate completes the foregoing negotiations for, and executes, such Ground Lease extension or renewal, then such Verizon Lessor shall provide notice to Tower Operator of same (the “Verizon Lessor Extension Notice”) and Tower Operator shall have 30 days from receipt of the Verizon Lessor Extension Notice to provide notice whether, for the period subsequent to the Ground Lease expiration date in effect prior to the renewal completed by Verizon Lessor or its Affiliate, Tower Operator will continue its obligations under the Master Lease Agreement, the applicable Site Lease Agreement and this Agreement, including Section 4(a), to comply with all terms, covenants, conditions and provisions of such Ground Lease as if Tower Operator were the “ground lessee” under such Ground Lease. In the event Tower Operator elects not to accept the terms of the renewal completed by Verizon Lessor or its Affiliate, this Agreement shall terminate as to the applicable Site as of the day immediately preceding the commencement of such Ground Lease extension or renewal and shall have no further force and effect except for the obligations accruing prior to or as of the termination date for such Site.

(D) If Tower Operator elects to continue its obligations under Section 4(a) and the Master Lease Agreement, then (x) Tower Operator shall reimburse the applicable Verizon Lessor or its Affiliate for all reasonable costs incurred in connection with the extension or renewal of such Ground Lease and shall be responsible for all incremental costs (such as increased rent, revenue sharing requirements or otherwise) or additional obligations relating to such Ground Lease going forward, (y) Tower Operator shall accept and comply with the terms of such Ground Lease as negotiated by such Verizon Lessor or its Affiliate and (z) this Agreement shall continue in full force and effect with respect to such Site as if such extension or renewal was a Tower Operator Negotiated Renewal.

(E) If the Verizon Lessor or its Affiliate determines it will not commence negotiations with the Ground Lessor, then it shall notify Tower Operator in writing and the lease of such Site under this Agreement will be terminated as of the later of (i) one day before the expiration date of the Ground Lease, or (ii) the date set forth in the notice (or, if there is no such date in the notice, then the date on which Tower Operator receives such notice) and as of such date this Agreement will have no further force and effect as to such Site except for the obligations accruing prior to or as of the expiration date that are then unperformed and any rights, obligations or remedies the Parties may have under Sections 15 or 29.

(v) The failure of Tower Operator to timely provide a Tower Operator Extension or Relocation Notice shall not constitute an event of default or allow any Verizon Lessor or any Verizon Ground Lease Party to exercise remedies under this Agreement if the expiring Ground Lease is nevertheless extended or renewed, or a new Ground Lease or similar arrangement is entered into, prior to the Ground Lease’s expiration.

(vi) If (x) a Ground Lease expires before the this Agreement, (y) the relevant Verizon Collocator is not forced to vacate such Site, and (z) Tower Operator exercised its right to continue to negotiate the renewal of the Ground Lease in its Tower Operator Extension or Relocation Notice, then Tower Operator may continue to negotiate for the extension of the Ground Lease with the Ground Lessor. At any time after the expiration of the Ground Lease, the Verizon Collocator may terminate the lease of such Site under the Master Lease Agreement. If the effective date of the Verizon Collocator’s termination of the lease of the Site under the Master Lease Agreement is at least one year after the expiration date of the Ground Lease, then the Verizon Lessor may terminate the lease of the Site under this Agreement, in which case this Agreement will have no further force and effect as to such Site except for the obligations accruing prior to or as of the expiration date that are then unperformed and any rights, obligations or remedies the Parties may have under Sections 15 or 29.

(vii) If (y) a Ground Lease expires before this Agreement or the Master Lease Agreement expires or terminates with respect to any Site and (z) Tower Operator and the relevant Verizon Collocator are forced to vacate such Site, then this Agreement shall expire as to such Site (but not with respect to any other Site) as of the later of (A) the day before the expiration date of the Ground Lease or the Master Lease Agreement, as applicable, or (B) the date upon which the Verizon Collocator vacates such Site. As of such date, this Agreement shall have no further force and effect as to such Site except for the obligations accruing prior to or as of the expiration date that are then unperformed and any rights, obligations or remedies the Parties may have under Sections 15 or 29.

(viii) Upon the expiration or termination of this Agreement with respect to any Site, this Agreement will have no further force and effect as to such Site except for the obligations accruing prior to or as of the expiration date or termination date that are then unperformed and any rights, obligations or remedies the Parties may have under Sections 15 or 29.

(e) Acquisition of Ground Lease by Tower Operator Affiliate or Verizon Affiliate. If Tower Operator or its Affiliate acquires an interest in fee simple, an easement or any other interest superior to that held by a Verizon Group Member at such Site, in the Land of any Site that is subject to a Ground Lease as of the Effective Date, Tower Operator or such Affiliate shall execute and deliver such documentation as is necessary to create a ground lease with respect to such Site with the applicable Verizon Lessor for such Site (which ground lease shall be subject to the terms of this Agreement as the Ground Lease hereunder) for a term (which may be broken up into an initial term and successive renewal terms) of no less than 50 years from the date of such acquisition (or, if earlier, the length of the applicable easement) and on other terms (including rent payment terms) substantially the same as the terms of the applicable Ground Lease in effect as of the Effective Date. In the event that any Verizon Lessor or any of their Affiliates acquires an interest in fee simple or an easement in the Land of any Site that is subject to a Ground Lease as of the Effective Date, the applicable Verizon Lessor or such Affiliate shall execute and deliver such documentation as is necessary to create a ground lease with respect to such Site with the applicable Verizon Lessor for such Site (which ground lease shall be subject to the terms of this Agreement as the Ground Lease hereunder) for a term of no less than 50 years from the date of such acquisition (or, if earlier, the length of the applicable easement) and on other terms (including rent payment terms) substantially the same as the terms of the applicable Ground Lease in effect as of the Effective Date (other than an acquisition in the name of Verizon Lessor or its Affiliate pursuant to Tower Operator’s exercise of the Power Attorney as provided in this Agreement, in which case Tower Operator will not be required to pay any Ground Rent to such Verizon Lessor or such Affiliate).

Section 5. Verizon Lessor Rights and Obligations With Respect to the Ground Leases.

(a) As to any Site, no Verizon Lessor or any other Verizon Group Member shall be deemed to have assumed any duty or obligation of the Ground Lessor under the applicable Ground Lease and no Verizon Lessor or any other Verizon Group Member shall be liable or responsible in any manner whatsoever for any failure of such Ground Lessor to perform any such duty or obligation.

(b) Upon receipt by any Verizon Lessor or any other Verizon Group Member of any written notice of default or notice of an act or omission that could with the passing of time or the giving of notice constitute an event of default under a Ground Lease or non-compliance with a term of a Ground Lease (a “Default Notice”), such Verizon Lessor shall, within seven Business Days after receipt of such Default Notice, provide Tower Operator with a copy of the Default Notice. If such default or non-compliance with a term of a Ground Lease is caused by any Person other than any Verizon Lessor, Verizon Collocator or any other Verizon Group Member or any of their agents or employees, Tower Operator shall promptly cure or otherwise remedy such default or noncompliance at its cost and expense. If such default or non-compliance is caused by any Verizon Lessor, Verizon Collocator or any other Verizon Group Member or any of their agents or employees, Verizon Lessors or Verizon Collocator shall cause such default or non-compliance to be cured or otherwise remedied at its cost and expense.

(c) If Tower Operator does not pay all or any portion of the Ground Rent when due and payable, or if Tower Operator breaches, causes or commits a default under any other term of a Ground Lease, and either (x) Tower Operator is not diligently and in good faith contesting the same (to the extent and in the manner permitted under such Ground Lease) or (y) a Risk of Forfeiture exists as a result of the same, then the applicable Verizon Lessor or Verizon Ground Lease Party may seek to cure such default under any applicable Ground Lease by making payment of the unpaid Ground Rent or performance of the breached or defaulted obligation to the applicable Ground Lessors. Within 10 days following receipt of an invoice therefor, Tower Operator shall reimburse the applicable Verizon Lessor or Verizon Ground Lease Party for all such payment or performance by such Verizon Lessor or Verizon Ground Lease Party under the Ground Lease.

Section 6. Collocation Agreements with Third Parties.

(a) Collocation Agreements Generally. Tower Operator acknowledges that, as to each Site, this Agreement is subject to all Collocation Agreements currently in effect with respect to such Site.

(b) Collocation Agreements for Lease Sites. In respect of each Lease Site, by execution of this Agreement as to the Initial Lease Sites and thereafter as of the Subsequent Closing Date for each additional Lease Site, the applicable Verizon Lessor does transfer, assign and convey over unto Tower Operator, and Tower Operator does accept and assume, for the Term as to such Lease Site (and subject to termination rights and to any other rights of Verizon Lessors as provided in this Agreement), all of its rights, obligations, title and interest in, to or under any Collocation Agreements affecting or relating to such Lease Site, and shall execute an assignment and assumption agreement in the form of the attached Exhibit M and all other documentation prepared by Tower Operator or a Tower Subtenant and reasonably necessary to confirm same to a counterparty under a Collocation Agreement, at Tower Operator’s cost and expense within 15 Business Days of receipt of a request therefor from Tower Operator; provided, however, that, if Verizon Lessor or a Verizon Ground Lease Party reasonably determines it to be unduly burdensome, such Verizon Lessor or Verizon Ground Lease Party shall not be required to obtain any new board resolutions from any Person that is a corporation or similar resolutions or approvals from any Person that is a limited liability company, partnership, trust or other legal entity. In accordance with the provisions of Section 2(d) and subject to Section 6(h), in its reasonable business judgment, Tower Operator may enter into waivers, amendments, extensions, renewals and any other documentation relating to any Collocation Agreements, to the extent they apply to the Lease Sites, or enter into new Collocation Agreements applicable to the Lease Sites

(collectively, the “Authorized Collocation Agreement Documents”). Each Verizon Lessor hereby assigns and delegates to Tower Operator, and Tower Operator hereby accepts and assumes, solely and exclusively (subject to any termination rights and to any other rights of Verizon Lessors as provided in this Agreement), the rights and obligations of such Verizon Lessor under and enforce the terms of all Collocation Agreements with respect to Lease Sites subject to the provisions of Section 2(d); provided, however, that no assignment or delegation made pursuant to this Section 6(b) shall infringe upon or otherwise limit any rights of any of the Verizon Group Members under the Master Lease Agreement or any other agreement by which one or more Verizon Group Members occupies, or provides services to a Lease Site. The rights assigned to Tower Operator under this paragraph are subject to Section 4(b)(iv) and Section 6(h).

(c) Collocation Agreements for Managed Sites. In respect of each Managed Site, the applicable Verizon Lessor and each Verizon Ground Lease Party does hereby (on its behalf and on behalf of any Affiliate thereof that is a party thereto) delegate, and Tower Operator does hereby accept such delegation of, all of its respective rights, duties, obligations and responsibilities under the Collocation Agreements to Tower Operator for the Term as to such Site for periods occurring from and after the Effective Date, subject to Section 6(h), and shall execute all documentation reasonably requested and prepared by Tower Operator to confirm same to a counterparty under a Collocation Agreement, at Tower Operator’s cost and expense within 15 Business Days of receipt of a request therefor from Tower Operator; provided, however, that, if Verizon Lessor or a Verizon Ground Lease Party reasonably determines it to be unduly burdensome, such Verizon Lessor and each Verizon Ground Lease Party shall not be required to obtain any new board resolutions from any Person that is a corporation or similar resolutions or approvals from any Person that is a limited liability company, partnership, trust or other legal entity. In accordance with the provisions of Section 2(d) and subject to Section 6(h), Tower Operator may enter into waivers, amendments, extensions, restatements, renewals and any other documentation relating to any Collocation Agreements, to the extent they apply to the Managed Sites, or enter into new Collocation Agreements applicable to the Managed Sites. Each Verizon Lessor hereby (i) assigns and delegates to Tower Operator, and Tower Operator hereby assumes and accepts, the sole and exclusive right to perform the obligations of and assert and exercise the rights of such Verizon Lessor and all Verizon Ground Lease Parties under all Collocation Agreements during the Term with respect to Managed Sites, subject to the provisions of Section 2(d) and Section 6(h); provided, however, that no assignment or delegation made pursuant to this Section 6(c) shall infringe upon or otherwise limit any rights of any of the Verizon Group under the Master Lease Agreement or any other agreement by which one or more Verizon Group Members occupies, or provides services to a Managed Site, and (ii) grants Tower Operator until the expiration of the Term, a limited power of attorney and hereby appoints Tower Operator as its attorney-in-fact for the limited purpose of asserting and exercising the rights expressly granted to such Verizon Lessor and all Verizon Ground Lease Parties under all Collocation Agreements during the Term. The rights assigned to Tower Operator under this paragraph are subject to Section 4(b)(iv) and Section 6(h).

(d) Tower Operator Assumption of Obligations and Benefits Under Collocation Agreements. Tower Operator does hereby assume and agree to pay and perform all of the duties, obligations, liabilities and responsibilities of the Verizon Lessors and all Verizon Ground Lease Parties under the Collocation Agreements affecting each Site arising from and after the Effective Date, except as expressly provided in Section 6(e) (but subject to Section 15(a)(iii), Section

35(b) and Section 36(a)), and Tower Operator shall receive all revenue, rents, issues or profits payable under the Collocation Agreements accruing from and after the Effective Date and all revenue, rents, issues or profits received with respect to such agreements on or prior to the Effective Date for or with respect to periods from and after the Effective Date. In the event any Verizon Group Member receives Tower Subtenant rental payments for any Collocation Agreement relating to periods from or after the Effective Date, such Verizon Group Member will forward such payment (or issue payment in an amount equal thereto) to Tower Operator within 30 days of receipt of such rental payment.

(e) End of Term. Unless Tower Operator exercises the Purchase Option with respect to a Site under Section 20, the assignment by the applicable Verizon Lessor to Tower Operator of the Collocation Agreements in respect of each Site shall automatically terminate and expire and all Collocation Agreements (including, for clarity, Collocation Agreements entered into by Tower Operator after the Effective Date) shall automatically be (or be deemed) reassigned or assigned, as the case may be, to such Verizon Lessor or its designee, and such Verizon Lessor or its designee shall accept such reassignment or assignment, as the case may be, upon the expiration of the Term of, or earlier termination of, this Agreement in respect of such Site; provided, however, that the applicable Verizon Lessor or Verizon Ground Lease Party may refuse to accept such reassignment or assignment of a Collocation Agreement if any Lien (other than any Lien (i) existing on the date of this Agreement and created by a Person other than Tower Operator, (ii) created by the Verizon Lessors or any of their Affiliates or (iii) that does not diminish the value of such Collocation Agreement or the related Site or require payments to be made by Verizon Lessor after the Collocation Agreement is reassigned or assigned to Verizon Lessor) exists against such Collocation Agreement at the time of such reassignment or assignment and is not released or discharged upon the consummation of such reassignment or assignment. Additionally, Tower Operator shall indemnify the applicable Verizon Lessor against any and all Claims of any Tower Subtenant or other person existing at the time of such reassignment or assignment and arising out of or in respect to any such Collocation Agreement executed after the Effective Date. Tower Operator shall execute all documentation reasonably necessary to confirm such reassignment or assignment, as the case may be, to a counterparty under a Collocation Agreement, at Verizon Lessor’s cost and expense; provided, however, that, if Tower Operator reasonably determines it to be unduly burdensome, Tower Operator shall not be required to obtain any new board resolutions from any Person that is a corporation or similar resolutions or approvals from any Person that is a limited liability company, partnership, trust or other legal entity.

(f) New Collocation Agreements. Subject to Section 2(d), Tower Operator shall be permitted to negotiate and enter into, amend or modify any Collocation Agreements in its sole discretion, without the consent of any Verizon Lessor; provided, however, that such Collocation Agreements must comply with the requirements set forth in this Section and in Section 2(d), and must contain the provisions set forth in the attached Exhibit K. Tower Operator must enforce each Tower Subtenants’ obligations contained in its Collocation Agreement, including but not limited to the provisions set forth in Exhibit K.

(g) Backhaul Agreements. Prior to the Effective Date, the Verizon Lessors and Verizon Collocators were to renegotiate the terms of Collocation Agreements with backhaul providers (“Backhaul Agreements”), to provide for, among other things, annual rent of $7,560,

(“New Backhaul Agreement”). For any Backhaul Agreement that, as of the Effective Date, is not a New Backhaul Agreement, Verizon Collocator will, under the Master Lease Agreement, pay as additional rent with respect to the Site to which such Backhaul Agreement relates, the difference, if any, between the amount then being paid under such Backhaul Agreement and the rent which would be paid under the New Backhaul Agreement until the first to occur of (i) execution of a New Backhaul Agreement with the relevant backhaul provider; (ii) termination of such existing Backhaul Agreement; (iii) termination of such Verizon Collocator’s lease under the Master Lease Agreement of the Site to which such Backhaul Agreement relates; or (iv) termination of such Verizon Collocator’s backhaul service agreement with the backhaul provider that is a party to such Backhaul Agreement; provided that the Verizon Lessor’s rent obligation will terminate under clause (iv) only if the relevant Backhaul Agreement contains a termination right that can be exercised by Tower Operator; and provided further that Verizon Lessor’s rent obligation will terminate under clause (iv) at the time that any such termination option can first be exercised.

(h) Tower Operator’s Termination Rights with respect to Certain Collocation Agreements. Notwithstanding anything to the contrary in this Agreement, Tower Operator’s rights to terminate the Collocation Agreements with any party listed on Exhibit O attached hereto (each, an “In-Kind Tenant”) will be subject to the following conditions: (i) Tower Operator will provide written notice of any claimed breach or default under the applicable Collocation Agreement to the Verizon Lessor or Verizon Ground Lease Party at the same time it provides such notice to the In-Kind Tenant; (ii) notwithstanding anything to the contrary in the Collocation Agreement for such In-Kind Tenant, the notice and cure periods applicable to any breach or default will be not less than those provided to Verizon Collocator under the Master Lease Agreement; (iii) the Verizon Lessor or Verizon Ground Lease Party shall have the right, but not the obligation, to cure any breach or default by such In-Kind Tenant; and (iv) if any default or breach remains uncured following delivery of all notices required to be delivered and expiration of any applicable cure periods, prior to terminating the Collocation Agreement, Tower Operator will consult with Verizon Lessor or Verizon Ground Lease Party and, in any event, will provide Verizon Lessor or Verizon Ground Lease Party with a reasonable period of time to secure any replacement services for those provided by the In-Kind Tenant which may be required as a result of such termination.

Section 7. Tower Operator Permitted Use.

(a) Tower Operator shall use, and shall permit the use of, the Included Property of each Site only for the Permitted Use.

(b) Each Verizon Lessor shall reasonably cooperate with Tower Operator, at Tower Operator’s cost and expense, in executing documentation related to any easement or right of way necessary for Site-related utilities or otherwise required in connection with the operation by Tower Operator of any Site for the Permitted Use; provided, however, that such easement or right of way shall not adversely affect Verizon Collocator’s operation, use or enjoyment of the Verizon Collocation Space on the applicable Site.

Section 8. Tower Operator Access. Except to the extent limited by any restrictions contained in any applicable Ground Lease, the Permitted Liens, the Master Lease Agreement,

this Agreement or by Law, the interest or rights of Tower Operator in or to each Site under this Agreement includes, as an appurtenance thereto, a non-exclusive right for access to the Included Property of each Site on a 24-hour, seven day per week basis, on foot or motor vehicle, including trucks and other heavy equipment. The Parties acknowledge and agree that the right to access any portion of the Included Property of each Site granted pursuant to this Section 8 shall be granted to Tower Operator and its authorized contractors, subcontractors, engineers, agents, advisors, consultants, representatives, or other persons authorized by Tower Operator, and to Tower Subtenants, subject to any restrictions contained in the applicable Ground Lease, the Permitted Liens, the Master Lease Agreement, this Agreement or by Law.

Section 9. Term and End of Term Obligations.

(a) Term. The term of this Agreement, as to each Lease Site, shall commence on the Effective Date with respect to the Initial Lease Sites and on the Subsequent Closing Date with respect to all other Lease Sites, and in each case shall expire on the applicable Site Expiration Date, subject to the termination provisions of Section 29, Section 35 and Section 36 and the other provisions of this Agreement. The term of this Agreement, as to each Managed Site, shall commence on the Effective Date and shall expire on the applicable Site Expiration Date, subject to the termination provisions of Section 29, Section 35 and Section 36 and the other provisions of this Agreement; provided, however, that as of a Subsequent Closing Date under the terms of the Master Agreement, such Managed Site shall become a Lease Site hereunder, and no further instrument shall be required to evidence such conversion; provided further, however, that upon the request of any Party, the Parties shall promptly execute such instruments as may be reasonably required to further evidence such conversion. This Agreement shall remain in full force and effect until the expiration or earlier termination of the term of this Agreement as to all Sites.

(b) Assignment, Restoration and Removal.

(i) Upon the expiration or earlier termination of the Term as to any Site due to Tower Operator exercising its purchase option (or being deemed to have exercised its purchase option pursuant to Section 20(l) for such Site), the applicable Verizon Lessor or Verizon Ground Lease Party shall transfer such Site to Tower Operator in accordance with and as described in Section 20(c), subject to the applicable Verizon Lessor’s or Verizon Ground Lease Party’s receipt of any consent required for such assignment (which such Verizon Lessor or Verizon Ground Lease Party shall use commercially reasonable efforts to obtain), whereupon the applicable Verizon Lessor or Verizon Ground Lease Party shall be released from any and all further obligations under such Ground Lease and under this Agreement in respect of such Site (including, without limitation, Section 20), and Tower Operator hereby acknowledges and consents to such release. Notwithstanding the foregoing or any provision herein to the contrary, the applicable Verizon Lessor or Verizon Ground Lease Party shall remove any ground-based electronics, batteries, fuel tanks and Hazardous Materials from each Site that were introduced or employed by Verizon Collocator or another Verizon Group Member or under any of their supervision or direction by or before the expiration or earlier termination of the Term as to any Site due to expiration or termination of any Ground Lease.

(ii) Upon the expiration or earlier termination of the Term as to any Site, Tower Operator shall, in accordance with instructions of such Verizon Lessor or Verizon Ground Lease Party, within a reasonable period of time, but in no event less than the period of time as may be required under any applicable Ground Lease, (A) if requested by the applicable Verizon Lessor or Verizon Ground Lease Party, cause the Tower Subtenants on such Site to stop and cease the operation of their respective Communications Equipment on such Site (unless prohibited by a Tower Subtenant’s Collocation Agreement entered into before the Effective Date and not amended or modified by or its term extended by Tower Operator after the Effective Date) and (B) if requested by the applicable Verizon Lessor or Verizon Ground Lease Party, remove the Tower and any Improvements (whether or not constituting Severable Modifications) other than Verizon Improvements from such Site and otherwise restore such Site to the condition required under the applicable Ground Lease or applicable Law.

(iii) The Tower and any Improvements so removed under Section 9(b)(ii) (to the extent not constituting Severable Modifications made by Tower Operator) shall, at the election of Verizon Lessor or Verizon Ground Lease Party, either be (A) delivered by Tower Operator to any Person designated by the applicable Verizon Lessor or Verizon Ground Lease Party for disposition by such Verizon Lessor or Verizon Ground Lease Party or its designee, who shall reimburse Tower Operator for its cost of removal thereof, in an amount not to exceed the net sales proceeds such Person receives from the dispositions thereof, if any, or (B) sold or otherwise disposed of by Tower Operator, and the net proceeds of such sale or other disposition after deducting Tower Operator’s cost of removal thereof shall be paid to the applicable Verizon Lessor or Verizon Ground Lease Party when and as received by Tower Operator.

(c) Any Severable Modifications not removed by Tower Operator within such 30-day period shall, at the applicable Verizon Lessor’s or Verizon Ground Lease Party’s option, be deemed abandoned by Tower Operator and title to such Severable Modifications shall automatically, without further action, vest in such Verizon Lessor or Verizon Ground Lease Party; provided, however, that Tower Operator shall remain liable for the costs of removal of such Severable Modifications.

(d) No Refund or Credit for Rent or Pre-Lease Rent. Except as otherwise expressly provided in the Master Agreement, in the event of the expiration or termination of the Term as to any Site prior to its applicable Site Expiration Outside Date, and without limiting any of Tower Operator’s other rights or remedies hereunder or under the Master Agreement or any Collateral Agreement, Tower Operator shall have no right or claim to any refund or credit of any portion of the prepaid Rent or Pre-Lease Rent for any Site.

(e) Additional End of Term Obligations. Upon the expiration or termination of the Term as to any Site (other than as a result of the conversion of such Managed Site to a Lease Site hereunder), if Tower Operator has not exercised its Purchase Option with respect to such Site, Tower Operator shall (i) if requested by the applicable Verizon Lessor or Verizon Ground Lease Party, deliver or cause to be delivered to such Verizon Lessor or Verizon Ground Lease Party, at such Verizon Lessor’s or Verizon Ground Lease Party’s cost and expense, (A) copies of all written (and effective) Ground Leases, Collocation Agreements and material Governmental

Approvals solely related to such Site or, to the extent not solely related, appropriate extracts thereof, that are in effect and in its possession and (B) copies of, or extracts from, all current files and records of Tower Operator solely related to the ownership, occupancy or leasing of such Site or, to the extent not so solely related, appropriate extracts thereof (including a current rent roll and a list of current expenditures and the payees thereof); provided, however, that to the extent such documents are customarily maintained in electronic form accessible through commonly used business software, Tower Operator may deliver such documents in electronic form, except privileged or confidential documents or where such disclosure is prohibited by Law, (ii) assign to such Verizon Lessor or Verizon Ground Lease Party, at such Verizon Lessor’s or Verizon Ground Lease Party’s cost and expense, all Collocation Agreements, (iii) deliver notices of the expiration of the Term to any Ground Lessor and any counterparty to a Collocation Agreement, as applicable and as directed by such Verizon Lessor or Verizon Ground Lease Party, (iv) execute, at such Verizon Lessor’s or Verizon Ground Lease Party’s cost and expense, any recordable documentation required by such Verizon Lessor or Verizon Ground Lease Party in order to terminate any Memorandum of Site Lease Agreement with respect to such Sites, (v) use commercially reasonable efforts to provide to such Verizon Lessor or Verizon Ground Lease Party transition services of the type such Verizon Lessor or Verizon Ground Lease Party or their Affiliates are providing to Tower Operator in the Transition Services Agreement on commercially reasonable and then prevailing market terms, (vi) reasonably cooperate in good faith with such Verizon Lessor or Verizon Ground Lease Party to effect the efficient and orderly transition of possession, operation, regulatory compliance records, use or occupancy (as applicable) of such Sites and the related collocation business and (vii) enter into such agreements as are reasonably necessary to appropriately bifurcate the rights, interests, duties and obligations of Tower Operator under the Collocation Agreements.

Section 10. Tower Operator Rent and Pre-Lease Rent.

(a) Rent Payments. Tower Operator, or an Affiliate of Tower Operator on its behalf, shall pay the Verizon Lessors (i) the Rent in respect of the Included Property of each Initial Lease Site for the entire Term as to such Lease Site in a single upfront payment on the Effective Date, which payment is set forth on Exhibit C hereto and (ii) the Pre-Lease Rent in respect of the Included Property of each Managed Site for the entire Term as to such Managed Site in a single upfront payment on the Effective Date, which payment is set forth on Exhibit C hereto. Tower Operator agrees that the Rent and the Pre-Lease Rent are non-refundable and that Tower Operator shall have no right of abatement, reduction, setoff, counterclaim, rescission, recoupment, refund, defense or deduction with respect thereto, including in connection with any event of default by any Verizon Lessor, Verizon Collocator or their respective Affiliates or any casualty or condemnation except as otherwise expressly provided in this Agreement or the Master Agreement.

(b) Net Lease. This Agreement, insofar as it relates to the lease or the use and operation by Tower Operator of any Site or the Included Property on any Site, is a net lease by Tower Operator.

Section 11. Condition of the Sites and Obligations of Tower Operator.

(a) Repair and Maintenance Obligations of Tower Operator. Tower Operator has the obligation, right and responsibility to repair and maintain each Site in compliance with Laws, the applicable Ground Lease and in accordance with the Applicable Standard of Care , including an obligation to maintain the structural integrity of all of the Towers and to ensure that all of the Towers have at all times the structural loading capacity to hold and support all Communications Equipment then mounted on the Tower. Tower Operator shall maintain and conduct, annually and on a rolling basis, a regularly scheduled tower inspection program that meets or exceeds the Applicable Standard of Care, and Tower Operator shall provide Verizon Lessor, upon Verizon Lessor’s request from time to time, but not to be more frequently than on a quarterly basis, with a summary of the results of such inspection (which summary may be provided in electronic form). Subject to the other provisions contained in this Agreement, Tower Operator, at its cost and expense, shall monitor (including tower marking/lighting systems and alarms, if required), maintain, reinforce and repair each Site such that Verizon Lessor and Tower Subtenants may utilize such Site to the extent permitted in this Agreement.

(b) Compliance with Laws. Tower Operator’s installation, maintenance and repair of each Site shall comply in all material respects with all Laws and shall be performed in a manner consistent with or superior to the Applicable Standard of Care. Tower Operator assumes all responsibilities, as to each Site, for any fines, levies or other penalties that are imposed as a result of non-compliance, commencing from and after the Effective Date, with requirements of the applicable Governmental Authorities; provided, that Verizon Lessor shall be responsible for the portions of all such fines, levies or other penalties that are imposed for, or relating to, periods prior to the Effective Date and relate to non-compliance that existed prior to or on the Effective Date. Verizon Lessor assumes all responsibilities, as to each Site, for any fines, levies or other penalties imposed as a result of Verizon Lessor’s non-compliance from and after the Effective Date with such requirements of the applicable Governmental Authorities unless due to Tower Operator’s failure to perform its obligations under this Agreement or the Master Lease Agreement. Without limiting the foregoing, Tower Operator, at its cost and expense, shall make (or cause to be made) all Modifications to the Sites as may be required from time to time to meet in all material respects the requirements of applicable Laws.

(c) Access. Tower Operator agrees to maintain access roads to the Sites in good order and repair and agrees not to take any action (except as required by Law, a Governmental Authority, a Ground Lease, a Collocation Agreement or any other agreement affecting the Site; provided, in each case as to a Ground Lease or Collocation Agreement, only if such Ground Lease or Collocation Agreement was entered into prior to the Effective Date) that would materially diminish or impair any means of access to any Site existing as of the Effective Date. In the event that the applicable Verizon Lessor requires access to a Site but snow or some other obstruction on or in the access area is preventing or materially hindering access to the Site, and provided the Ground Lessor is not obligated to maintain access to such Site, Tower Operator shall use commercially reasonable efforts to arrange, at its cost and expense, to have such snow or other obstruction removed within 24 hours of notice therefrom from such Verizon Lessor. In the event that access to any Site is controlled by a Ground Lessor or other third party, Tower Operator will use commercially reasonable efforts to coordinate with such Ground Lessor or other third party to cause the applicable Verizon Lessor to have access consistent with this Section 11(c).

Section 12. Tower Operator Requirements for Modifications; Title to Modifications; Work on the Site.

(a) Modifications. Subject to the requirements of this Section 12, Tower Operator may from time to time remove or add additional land to a Site or make such Modifications as Tower Operator elects, including the construction, modification or addition to the Tower or other Improvements or any other structure or the reconstruction, replacement or alteration thereof; provided that Tower Operator shall provide not less than 10 Business Days’ notice (unless Tower Operator will be replacing a Tower, in which case Tower Operator shall provide 150 days’ notice) to the applicable Verizon Lessor or Verizon Ground Lease Party if such Modification could reasonably be expected to adversely affect such Verizon Lessor or Verizon Ground Lease Party. Notwithstanding anything to the contrary contained herein, in no event may Tower Operator make any Modification to, or adversely affect, any Verizon Improvement or modify or replace any Verizon Communications Equipment except in the event of an Emergency as to which Tower Operator is not the cause or source (and, in such an Emergency, Tower Operator shall make reasonable efforts to notify the Verizon Lessors prior to taking such actions and shall reimburse Verizon Lessors and Verizon Collocator for any damage caused by Tower Operator or its agents). If any one or more of (i) Verizon Lessor, Verizon Collocator or any other Verizon Group Member or (ii) any Verizon Communications Equipment or Verizon Improvements are determined to be the cause or source of an Emergency, Verizon Lessor shall be responsible and shall reimburse Tower Operator for all costs and expenses related to such Emergency). If any one or more of (i) Tower Operator, any Tower Operator Indemnitee, any Tower Subtenant, any Tower Subtenant Group Member, any third party or any Force Majeure Event or (ii) Tower Operator Equipment, Tower Operator Improvements, Tower Subtenant Communications Equipment or Tower Subtenant Improvements are determined to be the cause or source of an Emergency, then Tower Operator shall be responsible and shall reimburse the Verizon Group Members for all costs and expenses related to such Emergency. If there are multiple causes or sources of an Emergency such that there is at least one cause or source under each of the preceding sentence and the second preceding sentence, then Tower Operator shall be responsible for the costs and expenses of that portion of the Emergency relating to the preceding sentence and the relevant Verizon Lessor shall be responsible for that portion of the Emergency relating to the second preceding sentence. Title to each Severable Modification made by Tower Operator or an Affiliate of Tower Operator shall without further act or instrument vest in Tower Operator or the Affiliate, as applicable.

(b) Tower Operator Work. Whenever Tower Operator or any Tower Operator Indemnitee makes Modifications to any Site or installs, maintains, replaces or repairs any Tower Operator Equipment or Tower Operator Improvements, or permits Tower Subtenants (or any Tower Subtenant Related Party) to install, maintain, replace or repair any Tower Subtenant Communications Equipment or Tower Subtenant Improvement (collectively, the “Tower Operator Work”), the following provisions shall apply:

(i) No Tower Operator Work shall be commenced until Tower Operator (and/or the subject Tower Subtenant) has obtained all Governmental Approvals necessary for such Tower Operator Work, from all Governmental Authorities having jurisdiction with respect to any Site or such Tower Operator Work. Each Verizon Lessor shall reasonably cooperate with Tower Operator, at Tower Operator’s cost and expense, as is reasonably necessary for Tower Operator or a Tower Subtenant to obtain such Governmental Approvals.

(ii) No Tower Operator Work may be performed in violation of Section 12(a).

(iii) Tower Operator shall (or shall require Tower Subtenant to) commence and perform the Tower Operator Work in accordance with the Applicable Standard of Care.

(iv) Tower Operator shall require the Tower Operator Work to be done and completed in compliance in all material respects with all Laws and the terms of the Ground Lease.

(v) Except as expressly provided in the Master Lease Agreement, all Tower Operator Work shall be performed at Tower Operator’s or the subject Tower Subtenant’s cost and expense and Tower Operator or the subject Tower Subtenant shall be responsible for payment of same. Tower Operator or the subject Tower Subtenant shall provide and pay for all labor, materials, goods, supplies, equipment, appliances, tools, construction equipment and machinery and other facilities and services necessary for the proper execution and completion of the Tower Operator Work. Tower Operator or the subject Tower Subtenant shall promptly pay when due all costs and expenses incurred in connection with the Tower Operator Work and shall arrange for the discharge, release or removal of any mechanics’ or materialmen’s liens. Tower Operator or the subject Tower Subtenant shall pay, or cause to be paid, all fees required by Law in connection with the Tower Operator Work. Tower Operator may pass on any of the foregoing costs and expenses in whole or in part to a Tower Subtenant.

(c) Special Rules for Non-Severable Modifications.

(i) Tower Operator or an Affiliate of Tower Operator may from time to time make Non-Severable Modifications that satisfy the terms and provisions of Sections 12(a) and 12(b); provided, however, that Tower Operator shall not make any such Non-Severable Modifications that result in any Site having no “potential lessees or buyers” at the end of the Term of such Site other than Tower Operator or its affiliates (except as required by applicable Law or any Governmental Authority), it being understood the term “potential lessees or buyers” shall mean lessees or buyers whose use of the Site at the end of the Term of such Site would be commercially feasible. Title to any Non-Severable Modification made by Tower Operator or its Affiliate shall without further act or instrument vest in Tower Operator or its Affiliate, as applicable.

(ii) The Option Purchase Price of a Purchase Option exercised by Tower Operator pursuant to Section 20 shall be increased by the fair market value, estimated as of the Purchase Option Closing Date of such Purchase Option, of all Non-Severable Modifications made by Tower Operator or its Affiliate with respect to the Sites subject to the Purchase Option. The fair market value of such Non-Severable Modifications shall equal the excess (determined on a “but for” basis) of the fair market value of such Site including such Non-Severable Modifications over the estimated fair market value of such Site without such Non-Severable Modifications, taking into consideration the age, condition and remaining technology lifespan of such Non-Severable Modifications, as well as the market demand for the Site, all estimated as of the Purchase Option Closing Date, and it being understood that such excess cannot exceed the then applicable costs to install such Non-Severable Modifications. The applicable Verizon Lessor and Tower Operator shall attempt, in good faith, to agree on the fair market value of such Non-Severable Modifications by a date that is 240 days prior to the Purchase Option Closing Date for such Purchase Option or, alternatively, shall attempt, in good faith, by the same date to agree on an independent qualified appraiser to determine the fair market value of such Non-Severable Modifications. Absent agreement on value or on an appraiser as of 180 days before the Purchase Option Closing Date, each of such Verizon Lessor and Tower Operator shall identify an independent qualified appraiser within 10 days thereafter. If either party fails to appoint an appraiser within such 10-day period, the appraiser appointed by the other party shall alone determine the fair market value. If two appraisers are appointed and such appraisers cannot agree on the fair market value of such Non-Severable Modifications within 10 days after the appointment of the second appraiser, each such appraiser shall identify a third independent qualified appraiser who shall alone determine the fair market value of such Non-Severable Modifications; provided that if such two appraisers cannot agree on the identity of such third appraiser within 10 days after the appointment of the second appraiser, either party may apply to the American Arbitration Association for the appointment of such third appraiser. The purpose of the preceding appraisal procedures is to provide the parties with a figure for the fair market value of the subject Non-Severable Modifications no later than 140 days before the Purchase Option Closing Date for such Purchase Option.

(iii) Upon the expiration or earlier termination of this Agreement with respect to a Site at which Tower Operator has made Non-Severable Modifications, if Tower Operator has not exercised the Purchase Option with respect to such Site, then Tower Operator shall have the right subject to Section 9(b)(ii) to either remove such Non-Severable Modifications or abandon the same.

Section 13. Tower Operator’s Obligations With Respect to Tower Subtenants.

(a) Tower Subtenant Communications Equipment in Violation of Laws. If Tower Operator obtains knowledge that any Tower Subtenant has installed or operates any Communications Equipment in violation of any applicable Law or in any way that violates Verizon Collocator’s rights under the Master Lease Agreement, Tower Operator shall enforce all remedies available to it under the applicable Collocation Agreement or as otherwise provided by Law to cause such Tower Subtenant to come into compliance with all applicable Laws as promptly as practicable.

(b) Rights of Tower Subtenants under Collocation Agreements. Notwithstanding anything to the contrary contained herein, the obligations of Tower Operator hereunder as to any Site are subject to any limitations imposed by any applicable Law and to the rights of any Tower Subtenant under any Collocation Agreement in existence as of the Effective Date at such Site. To the extent that any such Collocation Agreement in existence as of the Effective Date or any applicable Law prohibits Tower Operator from performing the obligations of Tower Operator hereunder, then, for so long as such limitation is applicable, Tower Operator shall be required to perform such obligations only to the extent not so prohibited and shall have no liability with respect thereto to the Verizon Lessors.

Section 14. Limitations on Liens.

(a) Other than as expressly permitted by the Transaction Documents, Tower Operator agrees that, during the Term, it shall not directly or indirectly, without the written consent of the applicable Verizon Lessor, which consent shall not be unreasonably conditioned, withheld or delayed, create, incur, grant or permit to exist (and shall cause its Affiliates, contractors and their subcontractors, and shall use commercially reasonable efforts to cause Tower Subtenants and their contractors and subcontractors, not to incur, grant or permit to exist) any Liens against any Site or any part of any Site (other than Tower Operator Permitted Liens). If any such Lien created or permitted by Tower Operator (other than Tower Operator Permitted Liens) is filed against all or any part of any Site without the applicable Verizon Lessor’s or Verizon Ground Lease Party’s prior written consent, or any Lien described in clause (ii) of the definition of “Tower Operator Permitted Lien” ceases to be a Tower Operator Permitted Lien by reason of the commencement of a foreclosure, distraint, sale or similar proceeding, Tower Operator shall be required to cause such Lien to be discharged by payment, satisfaction or posting of bond within 30 days after Tower Operator has obtained knowledge of such Lien (and in any event prior to any loss or forfeiture) except as expressly permitted in connection with a contest of such Lien in accordance with Section 14(b). If Tower Operator fails to cause any Lien not being contested as provided in Section 14(b) (other than Tower Operator Permitted Liens) to be discharged within the permitted time and a Risk of Forfeiture exists as a result of such Lien, then the applicable Verizon Lessor or Verizon Ground Lease Party may cause it to be discharged or bonded over and may pay the bond amount or amount of such Lien in order to do so, and shall be reimbursed therefor by Tower Operator within 10 days after such payment. A Verizon Lessor or Verizon Ground Lease Party may set off against rent due under the Master Lease Agreement, rent due under the Sale Site Master Lease Agreement or any other amounts due under this Agreement, the Master Agreement, the Master Lease Agreement, the Sale Site Master Lease Agreement or any other related agreement, all amounts paid by a Verizon Group Member in order to discharge or bond over any such Lien or otherwise exercise or enforce its rights under this Section 14. For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, nothing herein shall in any way affect or impair (i) Tower Operator’s ability to incur, grant or permit to exist any Liens on any revenue, rents, issues or profits derived from the Sites (including under or pursuant to any Collocation Agreements) or (ii) the ability of any parent company of Tower Operator to pledge any equity interests in Tower Operator.

(b) To the extent not prohibited under any applicable Ground Lease, Tower Operator may, at Tower Operator’s cost and expense, in its own name and on its own behalf or in the name of and on behalf of the applicable Verizon Lessor, diligently and in good faith, contest any claim of Lien and, in the event of any such contest, may permit such claim of Lien so contested to remain unpaid, unsatisfied and undischarged during the period of such contest and any appeal from such contest; provided, however, that if a Risk of Forfeiture exists by virtue of or by reason of such claim of Lien, such claim shall be complied with as promptly as practicable, but in any event prior to any loss or forfeiture. Each Verizon Lessor, at the cost and expense of Tower Operator, shall use commercially reasonable efforts to cooperate fully with Tower Operator in any such contest.

(c) Any Secured Tower Operator Loan (including any Mortgage executed in connection therewith) shall be subject to each and every term, covenant, condition, agreement, requirement, restriction and provision set forth in this Agreement. Tower Operator shall notify Verizon Lessors in writing promptly following the satisfaction, repayment or termination of any Secured Tower Operator Loan that has been afforded the protections set forth in Section 21.

Section 15. Tower Operator Indemnity; Verizon Lessor Indemnity; Procedure For All Indemnity Claims.

(a) Tower Operator Indemnity.

(i) Without limiting Tower Operator’s other obligations under this Agreement, and provided that with respect to Claims described in Section 15(a)(ii)-(iv), Tower Operator’s indemnification shall instead be as described in those subsections, Tower Operator agrees to indemnify, defend and hold each Verizon Indemnitee harmless from, against and in respect of any and all Claims that arise out of or relate to:

(A) any default, breach or nonperformance by Tower Operator of its obligations and covenants under this Agreement;

(B) the (x) ownership or (y) use, operation, maintenance or occupancy (other than the use, operation, maintenance or occupancy by any Verizon Indemnitee), in each case, of any part of a Site from and after the Effective Date, including all obligations that relate to or arise out of any Ground Lease after the Effective Date;

(C) any work at a Site performed by or at the direction of a Tower Operator Indemnitee;

(D) the acts or omissions of a Tower Operator Indemnitee or any of their respective engineers, contractors or subcontractors;

(E) all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications with Tower Operator and its Affiliates, agents, employees, engineers, contractors, subcontractors, licensees or invitees in connection with this Agreement;

(F) any breach or default under a Ground Lease (other than as a result of the acts or omissions by any Verizon Indemnitee);

(G) the violation of any applicable Law by a Tower Operator Indemnitee;

(H) the occurrence of any of the events described in the first sentence of Section 4(b)(iv) or as provided in Section 4(b)(v) (relating to POAs); and

(I) Tower Operator’s failure to (i) include the Required Collocation Agreement Provisions, as set forth in Exhibit K, in any Collocation Agreement executed after the Effective Date, or (ii) enforce any provision under a Collocation Agreement required to comply with the terms of this Agreement (including, but not limited to, provisions relating to Tower Subtenant interference with Verizon Collocator’s operation of the Verizon Communications Equipment).

Tower Operator shall not be obliged to indemnify, defend and hold the Verizon Indemnitees harmless from, against and in respect of Claims arising from or relating to any default, breach or nonperformance of any term of this Agreement that requires Tower Operator to comply in all respects with any applicable Law (including, for the avoidance of doubt, any applicable Environmental Law) or any Ground Lease if (1) Tower Operator complies with such Law or such Ground Lease, as applicable, in all material respects and to the extent required under the this Agreement, including but not limited to Section 6(f), Tower Operator enforces the obligations of Tower Subtenants to comply with such Law or such Ground Lease, as applicable, in all material respects and (2) no claims, demands, assessments, actions, suits, fines, levies or other penalties have been asserted against or imposed on Verizon Lessor by any Governmental Authority as a result of Tower Operator’s non-compliance in all respects with such Law or by the applicable Ground Lessor as a result of Tower Operator’s non-compliance in all respects with such Ground Lease.

(ii) In the event that (A) Tower Operator shall have extended a Ground Lease with respect to a Site beyond the applicable Site Expiration Outside Date, (B) Tower Operator shall not have exercised the Purchase Option with respect to such Site and (C) Verizon Collocator shall have vacated such Site, Tower Operator further agrees to indemnify, defend and hold each Verizon Indemnitee harmless from, against and in respect of all Claims, costs and expenses that are incurred by the applicable Verizon Lessor from and after the Site Expiration Outside Date for such Site until the earliest scheduled expiration of such Ground Lease (without giving effect to any further amendments, extensions or modifications thereof).

(iii) In the event that (A) Tower Operator shall enter into a new Collocation Agreement or extend an existing Collocation Agreement, in each case that extends beyond the applicable Site Expiration Outside Date of the Site to which such Collocation Agreement relates, (B) Tower Operator shall not have exercised the Purchase Option with respect to the Site to which such Collocation Agreement relates and (C) such Collocation Agreement is not on commercially reasonable terms with respect to the period following the Site Expiration Outside Date, Tower Operator further agrees to indemnify, defend and hold each Verizon Indemnitee harmless for such Collocation Agreement (without giving effect to any amendment, extension or modification thereof by any Person other than Tower Operator or any of its Affiliates), but only with respect to the period following the applicable Site Expiration Outside Date (and only if such agreement cannot be terminated by the applicable Verizon Lessor without cost or penalty).

(iv) Tower Operator shall indemnify, defend and hold the applicable Verizon Lessor or Verizon Ground Lease Party harmless for any losses incurred by such Verizon Lessor or Verizon Ground Lease Party as a result of the use of a Site by Tower Operator in a manner outside of the uses contemplated by this Agreement that materially impairs or adversely affects such Verizon Lessor’s or Verizon Ground Lease Party’s right, title and interest in, to and under such Site or in a manner that makes possible a claim of adverse possession by the public or a claim of implied dedication to the public with respect to such Site (it being understood, for the avoidance of doubt, that Tower Operator shall not have any obligation to monitor or control the use of any Site by Verizon Collocator or its Affiliates and shall not be required to indemnify, defend or hold such Verizon Lessor and Verizon Ground Lease Party harmless with respect to any losses or Claims arising from or relating to the use of any Site by Verizon Collocator or any of its Affiliates).

(v) Tower Operator further agrees to indemnify, defend and hold each Verizon Indemnitee harmless under any other provision of this Agreement which expressly provides that Tower Operator shall indemnify, defend and hold harmless any Verizon Indemnitee with respect to the matters covered in such provision.

(b) Verizon Lessor Indemnity.

(i) Without limiting any Verizon Lessor’s other obligations under this Agreement, the Verizon Lessors agree, jointly and severally, to indemnify, defend and hold each Tower Operator Indemnitee harmless from, against and in respect of any and all Claims that arise out of or relate to:

(A) any default, breach or nonperformance of its obligations and covenants under this Agreement;

(B) any Verizon Indemnitee’s ownership, use, operation, maintenance or occupancy of any Verizon Communications Equipment or any portion of any Site (including the Verizon Collocation Space and any Reserved Property) in violation of the terms of the Master Lease Agreement or any applicable Ground Lease;

(C) any work at a Site performed by or at the direction of a Verizon Indemnitee (but not including any work at any Site that Tower Operator is required to perform pursuant to this Agreement that the Verizon Lessor elects to perform under Section 28);

(D) the acts or omissions of a Verizon Indemnitee or any of their respective engineers, contractors or subcontractors;

(E) all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications with any Verizon Lessor or its agents, employees, engineers, contractors, subcontractors, licensees or invitees in connection with this Agreement;

(F) any breach or default under a Ground Lease resulting from the acts or omissions of any Verizon Group Member; and

(G) the violation of any applicable Law by a Verizon Indemnitee.

(ii) The applicable Verizon Lessor further agrees to indemnify, defend and hold each Tower Operator Indemnitee harmless under any other provision of this Agreement which expressly provides that any Verizon Lessor shall indemnify, defend and hold harmless any Tower Operator Indemnitee with respect to the matters covered in such provision.

(c) Indemnification Claim Procedure.

(i) Any Indemnified Party shall promptly notify the Party or Parties alleged to be obligated to indemnify (the “Indemnifying Party”) in writing of any relevant pending or threatened Claim by a third party (a “Third Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of the Third Party Claim; provided, however, that delay in providing such notice shall not release the Indemnifying Party from any of its obligations under Section 15(a) or Section 15(b), except to the extent (and only to the extent) the delay actually and materially prejudices the Indemnifying Party’s ability to defend such Third Party Claim.

(ii) The Indemnifying Party may assume and control the defense of any Third Party Claim with counsel selected by the Indemnifying Party that is reasonably acceptable to the Indemnified Party by accepting its obligation to defend in writing and agreeing to pay defense costs (including reasonable out-of-pocket attorney’s fees and expenses) within 30 days of receiving notice of the Third Party Claim. If the Indemnifying Party declines to indemnify as required, fails to respond to the notice, or fails to assume defense (or cause its insurer to assume defense) of the Third Party Claim within such 30-day period, then the Indemnified Party may control the defense and the Indemnifying Party shall pay all reasonable out-of-pocket defense costs as incurred by the Indemnified Party. The Party that is not controlling the defense of the Third Party Claim shall have the right to participate in the defense and to retain separate counsel at its cost and expense. The Party that is controlling the defense shall use reasonable efforts to inform the other Party about the status of the defense. The Parties shall cooperate in good faith in the defense of any Third Party Claim. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable out-of-pocket fees and expenses of counsel incurred by the Indemnified Party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party that the Indemnified Party reasonably determines, after conferring with its outside counsel, cannot reasonably be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

(iii) The Indemnifying Party shall not consent to a settlement or compromise of, or the entry of any judgment arising out of or in connection with, any Third Party Claim, without the consent of any Indemnified Party (provided that the Indemnified Party may not withhold its consent if such settlement, compromise or judgment involves solely the payment of money without any finding or admission of any violation of Law or admission of any wrongdoing and will not create, in the reasonable opinion of the Indemnified Party, or adverse precedent with respect to the third party or any other person similarly situated as the third party with respect to other similar Third Party Claims or reasonably anticipated potential similar Third Party Claims). The Indemnifying Party shall pay or cause to be paid all amounts arising out of such settlement, compromise or judgment concurrently with the effectiveness of such settlement, compromise or entry of judgment and shall obtain, as a condition of any settlement, compromise or entry of judgment, a complete and unconditional release of each relevant Indemnified Party from any and all liability in respect of such Third Party Claim.

(iv) For indemnification Claims other than Third Party Claims, the Indemnified Party promptly shall notify the Indemnifying Party in writing of any Claim for indemnification, describing in reasonable detail the basis for such Claim. Within 30 days following receipt of this notice, the Indemnifying Party shall respond, stating whether it disputes the existence or scope of an obligation to indemnify the Indemnified Party under this Section 15. If the Indemnifying Party does not respond within 30 days, the Indemnified Party shall send a second notice to the Indemnifying Party, marked at the top in bold lettering with the following language: “A RESPONSE IS REQUIRED WITHIN 10 BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MASTER PREPAID LEASE WITH THE UNDERSIGNED AND FAILURE TO RESPOND SHALL RESULT IN YOUR RIGHT TO OBJECT BEING WAIVED” and the envelope containing the request must be marked “PRIORITY”. If the Indemnifying Party does not notify the Indemnified Party within such 10 Business Days after the receipt of such second notice that the Indemnifying Party disputes its liability to the Indemnified Party under Section 15(a) or Section 15(b), as applicable, such Claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under Section 15(a) or Section 15(b), as applicable, and the Indemnifying Party shall pay the amount of such Claim to the Indemnified Party on demand or, in the case of any notice in which the amount of the Claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the Indemnifying Party timely disputes the existence or scope of an obligation to indemnify for the Claim, it shall explain in reasonable detail the basis for the dispute. If the Parties disagree on the scope or existence of an indemnification obligation for the Claim, management representatives of the Indemnified Party and the Indemnifying Party shall meet or confer by telephone within 20 Business Days in an attempt in good faith to resolve such dispute. If such Persons are unable to resolve the dispute, either Party may act to resolve the dispute in accordance with Section 37(b).

(d) Tower Operator shall have the right to control, prosecute, settle or compromise any dispute or litigation relating to a Third Party Claim that arises during the Term in connection with any Ground Lessor, Ground Lease, Collocation Agreement or Tower Subtenant or other issue relating to the operation of the Sites; provided, however, that without Verizon Lessor’s written consent, which may be granted or withheld in the relevant Verizon Lessor’s sole discretion, Tower Operator shall not settle or compromise or agree to the entry of a judgment with respect to such disputes or litigation (i) for which Tower Operator is seeking a claim for indemnification from a Verizon Indemnitee, (ii) if the settlement, compromise or judgment involves an admission of any violation of Law or admission of wrongdoing by a Verizon Indemnitee, or would create adverse precedent with respect to the third party or any other person similarly situated as the third party regarding other similar Third Party Claims or reasonably anticipated potential similar Third Party Claims), or (iii) unless such settlement, compromise or judgment shall not create, in the reasonable opinion of the Verizon Indemnitee, adverse precedent with respect to the third party or any other person similarly situated as the third party with respect to other similar Third Party Claims or reasonably anticipated potential similar Third Party Claims. Tower Operator shall promptly notify the Verizon Indemnitee in writing of any proposed settlement, compromise or judgment relating to a Third Party Claim, describing in reasonable detail the proposed settlement, compromise or judgment. Such Verizon Indemnitee may assume and control the discussions relating to such settlement, compromise or judgment by accepting such responsibility in writing and agreeing to pay the costs (including reasonable out-of-pocket attorney’s fees and expenses) within 30 days of receiving notice of such proposed settlement, compromise or judgment. If the Verizon Indemnitee declines, fails to respond to the notice, or fails to assume the settlement, compromise or judgment discussions within such 30-day period, then the Tower Operator may control the settlement, compromise or judgment discussions. The Party that is not controlling the negotiations of the settlement, compromise or judgment shall have the right to participate in the negotiation discussions and to retain separate counsel at its cost and expense. The Party that is controlling the negotiations shall use reasonable efforts to inform the other Party about the status of the negotiations. The Parties shall cooperate in good faith in the settlement, compromise or judgment negotiations. Tower Operator shall pay or cause to be paid all amounts arising out of such settlement, compromise or judgment concurrently with the effectiveness of such settlement, compromise or entry of judgment and obtain, as a condition of any settlement, compromise or entry of judgment, a complete and unconditional release of each relevant Verizon Indemnitee from any and all liability in respect of such Third Party Claim the settlement, compromise or entry of judgment with respect thereto.

(e) The indemnification provided under Section 15(a) or (b) shall apply whether or not the Indemnifying Party defends such Claim, and whether the Claim arises or is alleged to arise out of the sole acts or omissions of the Indemnifying Party (and/or any subcontractor of the Indemnifying Party) or out of the concurrent acts or omissions of the Indemnifying Party (and/or any subcontractors of the Indemnifying Party) and any Indemnified Party. If a Claim arises out of the concurrent actions or omissions of an Indemnifying Party (and/or any subcontractor of the Indemnifying Party) and any Indemnified Party hereunder, the indemnification provided by the Indemnifying Party with respect to such Claim will be subject to reasonable and equitable adjustment to take into account the proportionate responsibility of the Indemnifying Party(and/or any subcontractor of the Indemnifying Party), on the one hand, and that of such Indemnified Party, on the other hand. All indemnity obligations with respect to facts, circumstances, claims, losses or liabilities occurring or incurred during the Term of this Agreement shall survive termination of this Agreement.

Section 16. Tower Operator’s Waiver of Subrogation; Insurance.

(a) Mutual Waiver of Subrogation. To the fullest extent permitted by applicable Law, Tower Operator and the Verizon Lessors each hereby waives any and all rights of recovery, claim, action or cause of action against the other and the other’s Affiliates, for any loss or damage that occurs or is claimed to occur to its property at any Site, by reason of any cause insured against, or required to be insured against, by the waiving party under the terms of this Agreement, regardless of cause or origin. In addition, Tower Operator and the Verizon Lessors shall each ensure that any property insurance policy it carries with respect to each Site shall provide that the insurer waives all rights of recovery, claim, action or cause of action by way of subrogation against any other Party with respect to Claims for damage to property covered by such policy.

(b) Tower Operator Insurance. Tower Operator shall procure, and shall maintain in full force and effect at all times during the Term as to such Site, the following types of insurance with respect to such Site, including the Tower and Improvements on such Site (but excluding Verizon Communications Equipment or any other Tower Subtenant’s Communications Equipment), paying as they become due all premiums for such insurance (it being understood that the insurance required under this Section 16(b) does not represent all coverage or limits necessary to protect Tower Operator or a limitation of Tower Operator’s liability to the Verizon Lessors pursuant to this Agreement):

(i) commercial general liability insurance, written on Insurance Services Office (ISO) Form CG 00 01 or its substantial equivalent, insuring on an occurrence basis against liability of Tower Operator (including actions of Tower Operator’s officers, employees, agents, licensees and invitees conducting business on its behalf) arising out of, by reason of or in connection with the use, occupancy or maintenance of each Site (including Tower and the Improvements), with a minimum limit of $1.0 million for bodily injury and/or property damage per occurrence, and $2.0 million in the aggregate;

(ii) umbrella or excess liability insurance with minimum limits of $25.0 million per occurrence and in the aggregate;

(iii) property insurance (in an amount of $100.0 million (except at any time Tower Operator does not have an Investment Grade corporate credit rating, such amount will be increased to $200.0 million) in the aggregate for all Sites and Sale Sites) against direct and indirect loss or damage by fire, earthquake and all other casualties and risks covered under “all risk” insurance respecting the Tower and Improvements (but excluding any Verizon Communications Equipment and Verizon Improvements); provided that this Section 16(b)(iii) may be satisfied through a blanket policy of insurance that applies to other locations that are not Sites;

(iv) workers’ compensation insurance (or state sanctioned self-insurance program) affording statutory coverage for all employees of Tower Operator and any employees of its Affiliates performing activities on all Sites, with employer’s liability coverage with a minimum limit of $1.0 million each accident, disease-policy limit, and disease per each employee;

(v) commercial automobile liability insurance, including coverage for all owned, hired and non-owned automobiles. The amount of such coverage shall be $1.0 million combined single limit for each accident and for bodily injury and property damage; and

(vi) any other insurance required under the terms of the applicable Ground Lease.

(c) Insurance Premiums; Additional Insureds, Loss Payees and Notice of Cancellation. Tower Operator shall pay all premiums for the insurance coverage that Tower Operator is required to procure and maintain under this Agreement. Each insurance policy shall (i) name each Verizon Lessor as an additional insured if such insurance policy is for liability insurance (other than any workers’ compensation policies) and in the case of property insurance Verizon Lessor shall be included as a loss payee by Tower Operator and (ii) provide that the insurer gives 30 days’ written notice of cancellation, except for 10 days’ notice of non-payment of premium where feasible. Regardless of the prior notice of cancellation required of the insurer(s), Tower Operator agrees to provide any Verizon Lessor with at least 20 days’ written notice of cancellation of any and all policies of insurance required by this Agreement. Tower Operator shall make available to each Verizon Lessor a certificate or certificates of insurance evidencing the existence of all required insurance, such delivery to be made promptly after such insurance is obtained (but not later than the Effective Date) and with the expiration date of any such insurance. All insurance obtained by Tower Operator shall be primary to any insurance carried by the Verizon Lessors and all insurance maintained by the Verizon Lessors shall be non-contributory.

(d) Insurer Requirements. All policies of insurance required under this Section 16 shall be written with companies rated “A-VII” or better by AM Best or a comparable rating and licensed in the state where the applicable Site to which such insurance applies is located.

(e) Other Insurance. Tower Operator shall not, on its own initiative or pursuant to the request or requirement of any Tower Subtenant or other Person, take out separate insurance concurrent in form or contributing in the event of loss with that required to be carried by Tower Operator pursuant to this Section 16, unless each Verizon Lessor is named in the policy as an additional insured or a loss payee, if and to the extent applicable. Tower Operator shall immediately notify each Verizon Lessor whenever any such separate insurance is taken out by it and shall deliver to such Verizon Lessor certificates evidencing such insurance.

Section 17. Estoppel Certificate; Verizon Lessor Financial Reporting.

(a) Each of Tower Operator and each Verizon Lessor, from time to time upon 20 Business Days’ prior request by the other, shall execute, acknowledge and deliver to the other, or to a Person designated by the other, a certificate stating only that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modifications) and the dates to which Rent, Pre-Lease Rent and other sums payable under this Agreement have been paid, and either stating that to the actual knowledge of the signer of such certificate no material default exists under this Agreement or specifying each such material default of which the signer has actual knowledge. The Party requesting such certificate shall, at its cost and expense, cause such certificate to be prepared for execution by the requested Party. Any such certificate may be relied upon by any prospective Mortgagee or purchaser of any portion of a Site.

(b) Tower Operator shall provide each Verizon Lessor, at such Verizon Lessor’s cost and expense (but at no cost and expense to such Verizon Lessor to the extent such information is independently prepared by, for or on behalf of Tower Operator in connection with any loan secured by a Mortgage), with such financial information, financial reports regarding, and any material documents executed by Tower Operator in connection with, the business, operations and financing activities of Tower Operator and its Affiliates with respect to the Sites as reasonably requested and required by such Verizon Lessor for the purposes of such Verizon Lessor and its Affiliates preparing financial statements, complying with the requirements of GAAP or addressing the accounting treatment and financial reporting in respect of the transactions contemplated by this Agreement and the Master Agreement, except privileged or confidential documents or where such disclosure is prohibited by Law.

Section 18. Assignment, Transfer and Subletting Rights.

(a) Tower Operator Assignment and Transfer Rights.

(i) Without the prior written consent of each Verizon Lessor, Tower Operator may not assign this Agreement or any of Tower Operator’s rights, interests, duties or obligations under this Agreement in whole or in part to any Person; provided that Verizon Lessors’ consent shall not be required if the assignee is not a Verizon Restricted Party and (y) meets the Assumption Requirements and is an Affiliate of Tower Operator or (z) is a successor Person of Tower Operator by way of merger, consolidation or other reorganization or by the operation of law or a Person acquiring all or substantially all of the assets of Tower Operator, provided, that such Person has creditworthiness, or a guarantor with creditworthiness, reasonably sufficient to perform the obligations of Tower Operator under this Agreement. For the avoidance of doubt, nothing herein shall affect or impair (A) Tower Operator’s ability to transfer any revenue, rents, issues or profits derived from the Sites (including under or pursuant to the Master Lease Agreement, the Sale Site MLA or any Collocation Agreements) or its rights to receive the same, (B) Tower Operator’s ability to incur, grant or permit to exist any Liens on any revenue, rents, issues or profits derived from the Sites (including under or pursuant to the Master Lease Agreement, the Sale Site MLA or any Collocation Agreements), ) the ability of any parent company of Tower Operator to sell, convey, transfer, assign, encumber, mortgage or otherwise hypothecate or dispose of any equity interests in Tower Operator, (D) Tower Operator’s ability to enter into Mortgages or Liens solely as it relates to Tower Operator’s interest in this Agreement; provided that Tower Operator may not enter into or grant any Mortgage or Lien on such interest for a period in excess of the Term, or (E) Tower Operator’s right, subject to any required consent of any Ground Lessor and otherwise in accordance with the terms of this Agreement, to lease, sublease, license or otherwise offer Available Space to Tower Subtenants.

(ii) Tower Operator shall deliver to the Verizon Lessors documentation reasonably satisfactory to such Verizon Lessor confirming that any party to which Tower Operator assigns any of its duties and obligations hereunder in accordance with this Agreement shall, from and after the date of any such assignment, assume all such duties and obligations to the extent of any such assignment and acknowledge the rights of the applicable Verizon Lessor hereunder.

(iii) If Tower Operator assigns, in accordance with this Agreement, its rights, interests, duties or obligations under this Agreement with respect to less than all of the Sites, the Parties hereto shall, simultaneously therewith, enter into such agreements as are reasonably necessary to appropriately bifurcate the rights, interests, duties and obligations of Tower Operator under this Agreement and under the Master Lease Agreement; provided that no such bifurcation shall act to diminish the rights of any Verizon Group Member under this Agreement or the Master Lease Agreement or with respect to any of the Sites.

(b) Tower Operator hereby agrees that any attempt of Tower Operator to assign its interest in this Agreement, in whole or in part, in violation of this Section 18 shall constitute a default under this Agreement and shall be null and void ab initio.

(c) Verizon Lessor and Verizon Collocator Assignment and Subletting Rights.

(i) Subject to Section 20, and, with respect to any Verizon Restructuring Transaction (as such term is defined in the Master Agreement), Section 13.6 of the Master Agreement, none of Verizon Guarantor, any Verizon Lessor or Verizon Ground Lease Party or any of their respective Affiliates shall sell, convey, transfer, assign, lease, sublease, license, encumber, mortgage or otherwise hypothecate or dispose of its interest in and to any Site or any portion of any Site, or grant concessions or licenses or other rights for the occupancy or use of all or any portion of any Site during the Term, other than any mortgage or other lien granted with respect to a Verizon Collocator’s rights under the Master Lease Agreement or any other assignment, sublease or other transfer right of a Verizon Collocator under the Master Lease Agreement.

(ii) Nothing contained in this Agreement shall prohibit Verizon Collocator from transferring or otherwise disposing of its interests in the Verizon Collocation Space in accordance with the terms and conditions of the Master Lease Agreement.

(iii) Subject to Section 13.6 of the Master Agreement with respect to any Verizon Restructuring Transaction (as such term is defined in the Master Agreement), neither Verizon Guarantor nor Verizon Lessor may assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement or any of its rights, duties or obligations under this Agreement in whole or in part without the consent of Tower Operator; provided that Tower Operator’s consent shall not be required in the case of an assignment by (A) Verizon Guarantor of this Agreement to a successor Person of Verizon Guarantor by way of merger, consolidation or other business combination or a sale of all or substantially all of the assets of Verizon Guarantor if such successor Person or Person acquiring all or substantially all of the assets of Verizon Guarantor executes documentation reasonably satisfactory to Tower Operator assuming the obligations of Verizon Guarantor hereunder and becomes “Verizon Guarantor” for all purposes hereunder or (B) by a Verizon Lessor to another Verizon Lessor or to a direct or indirect wholly-owned subsidiary of Verizon Guarantor. Verizon Guarantor and each Verizon Lessor hereby agrees that any attempt of Verizon Guarantor or such Verizon Lessor, respectively, to assign its interest in this Agreement or any of its rights, obligations or duties under this Agreement, in whole or in part, in violation of this Section 18 shall constitute a default under this Agreement and shall be null and void ab initio.

(iv) Nothing herein shall affect or impair the ability of any parent company of Verizon Lessor to sell, convey, transfer, assign or otherwise dispose of its ownership interest in Verizon Lessor to (1) Verizon Parent or an Acceptable Affiliate or (2) to a Person, or a Person that is a controlled Affiliate of a Person (A) with a rating of BBB- (stable) or higher from Standard & Poor’s Ratings Services (or any successor thereto) or Baa3 (stable) or higher from Moody’s Investor Services (or any successor thereto), (B) with a credit rating from one of the aforementioned rating agencies equivalent to or higher than the then-current credit rating, if any, of Verizon Guarantor or (C) approved by Tower Operator, such approval not to be unreasonably withheld, conditioned or delayed; provided, that, in the case of each of (1) and (2), 100% of the ownership interests of such Verizon Lessor are sold, conveyed, transferred, assigned or otherwise disposed together, such that the transferee holds all of the ownership interests of such Verizon Lessor following such sale, conveyance, transfer, assignment or other disposition. Any sale, conveyance, transfer, assignment or other disposition in violation of the preceding sentence shall constitute a default under this Agreement and shall be null and void ab initio. Notwithstanding anything to the contrary, in no event shall Verizon Guarantor or Verizon Lessor be permitted to assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement or any of its rights, duties or obligations under this Agreement in whole or in part to a Tower Operator Competitor.

Section 19. Tower Operator Environmental Covenants.

(a) Tower Operator covenants and agrees that (i) Tower Operator shall not conduct or allow to be conducted upon any Site any business operations or activities, or employ or use a Site, to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process Hazardous Materials; provided, however, that Tower Operator shall have the right to bring, use, keep and allow any Tower Subtenant to bring, use and keep on any Site electronics, batteries, generators and associated fuel tanks and other Hazardous Materials used in the tower or telecommunication industry for the operation and maintenance of that Site or that are being used at the relevant Site on the Effective Date provided that all such Hazardous Materials are brought, used, kept and allowed at any Site in compliance with applicable Environmental Laws; (ii) Tower Operator shall carry on its business and operations at each Site, and shall require each Tower Subtenant to carry on its business and operations at each Site, in compliance with all applicable Environmental Laws; (iii) to the extent any current and/or future Environmental Law requires that Tower Operator, Verizon Lessor, Verizon Ground Lease Party, Verizon Collocator and/or Tower Subtenants to meet any requirement as a unit rather than individually, it shall be Tower Operator’s obligation to coordinate with Verizon Lessor, Verizon Ground Lease Party, Verizon Collocator and all Tower Subtenants at a Site to achieve compliance with such applicable Environmental Law; (iv) Tower Operator shall promptly notify Verizon Lessor in writing if Tower Operator receives any notice, letter, citation, order, warning, complaint, claim or demand that (A) Tower Operator or a Tower Subtenant has violated, or is about to violate, any Environmental Law or (B) there has been a release or there is a threat of release, of Hazardous Materials at or from the Verizon Collocation Space of, or otherwise affecting, any Site and (v) Tower Operator shall immediately notify the relevant Verizon Lessor of any release of Hazardous Materials at any Site upon obtaining knowledge of such release.

(b) Except to the extent designated a Post Closing Liability under the Master Agreement, Tower Operator shall hold the Verizon Indemnitees harmless, defend and indemnify the Verizon Indemnitees from and assume all duties, responsibility and liability, at Tower Operator’s cost and expense, for all duties, responsibilities, and liability (for payment of penalties, sanctions, forfeitures, losses, costs, attorney’s fees or damages) and for responding to any action, notice, claim, order, summons, citation, directive, litigation, investigation or proceeding which results or is alleged to have resulted from any (i) failure of the Site to comply with any legal requirement governing environmental or industrial hygiene matters except to the extent that any such non-compliance is caused by the Verizon Indemnitees; and (ii) environmental or industrial hygiene conditions arising out of or in any way related to the condition of the Site or activities conducted thereon, except to the extent that such environmental conditions are caused by the Verizon Indemnitees.

Section 20. Tower Operator Purchase Option.

(a) Right to Purchase. Tower Operator shall have the option (each such option, the “Purchase Option”) to purchase each Verizon Lessor’s and each Verizon Ground Lease Party’s (collectively, the “Option Sellers”) right, title and interest in the 19 Year Lease Purchase Sites, the 20 Year Lease Purchase Sites, the 21 Year Lease Purchase Sites, the 22 Year Lease Purchase Sites, the 23 Year Lease Purchase Sites, the 24 Year Lease Purchase Sites, the 25 Year Lease Purchase Sites, the 26 Year Lease Purchase Sites, the 27 Year Lease Purchase Sites, the 28 Year Lease Purchase Sites, the 29 Year Lease Purchase Sites, the 30 Year Lease Purchase Sites, the 31 Year Lease Purchase Sites and the 32 Year Lease Purchase Sites (collectively, the “Purchase Sites”), respectively, on the 19 Year Lease Purchase Option Closing Date, the 20 Year Lease Purchase Option Closing Date, the 21 Year Lease Purchase Option Closing Date, the 22 Year Lease Purchase Option Closing Date, the 23 Year Lease Purchase Option Closing Date, the 24 Year Lease Purchase Option Closing Date, the 25 Year Lease Purchase Option Closing Date, the 26 Year Lease Purchase Option Closing Date, the 27 Year Lease Purchase Option Closing Date, the 28 Year Lease Purchase Option Closing Date, the 29 Year Lease Purchase Option Closing Date, the 30 Year Lease Purchase Option Closing Date, the 31 Year Lease Purchase Option Closing Date and the 32 Year Lease Purchase Option Closing Date, respectively (collectively, the “Purchase Option Closing Dates”). On each of the Purchase Option Closing Dates, Tower Operator may exercise its Purchase Option with respect to all (but not less than all) of the applicable Purchase Sites comprising the applicable Tranche of Sites as of the applicable Purchase Option Closing Date, for the Option Purchase Price attributable to such Purchase Sites

(and on the other terms and subject to the conditions specified in this Agreement), by submitting to the Option Sellers, no earlier than two years and no later than 120 days prior to the applicable Purchase Option Closing Date, a written offer to purchase all such Purchase Sites in accordance with the terms hereof; provided, however, that the only condition to such exercise shall be that both on the applicable date of submission of such written offer and the Purchase Option Closing Date, this Agreement shall not have been terminated. The Option Sellers shall be obligated to sell, subject to Section 20(h), and Verizon Guarantor shall cause the Option Sellers to sell, and Tower Operator shall be obligated to buy, all such Purchase Sites hereunder at a single closing to be held on and effective as of the applicable Purchase Option Closing Date.

(b) Payment of the Option Purchase Price. Tower Operator shall pay to the Option Sellers the Option Purchase Price for the Purchase Sites in cash or immediately available funds on or prior to the applicable Purchase Option Closing Date. The “Option Purchase Price” means, with respect to each Tranche of Sites on the applicable Purchase Option Closing Date, the purchase price that is set forth opposite such Tranche of Sites on Exhibit E hereto, multiplied by a fraction (i) the numerator of which is equal to the number of Purchase Sites comprising such Tranche of Sites on the applicable Purchase Option Closing Date and (ii) the denominator of which is equal to the number of Sites comprising such Tranche of Sites on the Effective Date. The Option Purchase Price as so calculated shall be further increased as provided in Section 12(c). The Option Purchase Price calculated in accordance with the foregoing represents the expected fair market value of the Included Property and Non-Severable Modifications of the applicable Sites on the applicable Purchase Option Closing Date. At the closing of such sale, each of the Option Sellers shall transfer or cause to be transferred its applicable Purchase Sites, at Tower Operator’s cost and expense, to Tower Operator and the Term as to the Purchase Sites shall end. Risk of loss for the Purchase Sites purchased pursuant to this Section 20 shall pass from the Option Sellers to Tower Operator upon payment of the applicable purchase price by Tower Operator to the Option Sellers.

(c) Transfer by Option Sellers. Any transfer of Purchase Sites by the Option Sellers to Tower Operator pursuant to this Section 20 shall include the following (the “Transferred Property” of the Purchase Sites):

(i) An assignment of the Option Sellers’ interest in any Ground Lease and other related rights for such Purchase Site (which shall contain an assumption by Tower Operator of all of the obligations of such Option Sellers under such Ground Lease and an agreement by Tower Operator to indemnify such Option Sellers and each other Verizon Indemnitee from all Claims related to such obligations) or the transfer of fee simple title or other applicable ownership interest of Option Sellers at each Purchase Site and (B) a sale, conveyance, assignment, transfer and delivery of all such Option Sellers’ right, title and interest in, to and under the applicable Included Property (other than Verizon Improvements or Verizon Communications Equipment) and all appurtenances thereto;

(ii) To the extent not included in clause (i) above, and to the extent legally transferable (and, if such rights cannot be transferred to Tower Operator, such rights shall be enforced by the Option Sellers, at Tower Operator’s cost and expense, at the direction of and for the benefit of the Tower Operator for a period of three years from the applicable Purchase Option Closing Date), a transfer of all rights of such Option Sellers under or pursuant to warranties, representations and guarantees made by suppliers or manufacturers in connection with such Purchase Site (other than Verizon Improvements or Verizon Communications Equipment), but excluding any rights to receive amounts under such warranties, representations and guarantees representing reimbursements for items paid by such Option Sellers; and

(iii) To the extent legally transferable (and, if such rights, claims, credits and causes of action cannot be transferred to Tower Operator, such rights, claims, credits and causes of action shall be enforced by the Option Sellers, at Tower Operator’s cost and expense, at the direction of and for the benefit of the Tower Operator for a period of three years from the applicable Purchase Option Closing Date), a transfer of all known and unknown rights, claims, credits, causes of action or rights to commence any causes of action or rights of setoff of each such Option Seller against third parties relating to such Purchase Site (other than Verizon Improvements or Verizon Communications Equipment) arising on or after the date of transfer, including unliquidated rights under manufacturers’ and vendors’ warranties, but excluding all amounts representing reimbursements for items paid by such Option Sellers.

(d) Evidence of Transfer. Each of the Option Sellers and Tower Operator shall enter into, and Verizon Guarantor shall cause the Option Sellers to enter into, assignments, deeds (with warranties of title as to actions by such Option Seller and its Affiliates), bills of sale and such other documents and instruments as the other may reasonably request to evidence any transfer of such Purchase Sites.

(e) Antenna Structure Registrations. The applicable Verizon Lessor and Tower Operator shall cooperate to cause the filing of required antenna structure registrations with the FCC and to cause such registration process to be completed, with Tower operator listed as the owner of the Tower for FCC purposes.

(f) Permitted Liens. Any transfer of a Purchase Site by any Option Seller to Tower Operator or its designee pursuant to this Agreement shall be subject to all Permitted Liens applicable to such Purchase Site and any Liens created or incurred after the Effective Date (other than any Liens created or incurred by any of the Option Sellers (other than any Lien consented to by, or created or incurred on behalf of, Tower Operator or any Affiliate or Representative of Tower Operator) or their respective Affiliates or any of their respective Representatives).

(g) Actions by Option Sellers. The Option Sellers shall not, and Verizon Guarantor shall not permit the Option Sellers or any of their Affiliates to, (i) take or fail to take any action which action or omission could reasonably be expected to impair or adversely affect the Option Seller’s right, title and interest in, to and under any Purchase Site (including the Transferred Property thereof), (ii) take any action which could reasonably be expected to diminish the expected residual value of any Purchase Site (including the Transferred Property thereof) in any material respect or (iii) take any action which could reasonably be expected to shorten the expected remaining economic life of any Purchase Site (including the Transferred Property thereof), in each case, unless such action or failure to act by the Option Sellers or any of their Affiliates is expressly authorized or permitted by the terms and conditions of this Agreement and the Transaction Documents (by way of example, the election by Verizon Collocator not to extend the term of the Master Lease Agreement beyond its initial 10 year term, shall not be deemed to have violated this covenant). The Option Sellers shall not, and Verizon Guarantor shall not permit the Option Sellers or any of their Affiliates to, sell, dispose of, transfer, lease, license or encumber any of their interests in any of the Purchase Sites (including the Included Property), other than Permitted Liens or in compliance with Section 18(c). The Option Sellers shall use, and Verizon Guarantor shall cause the Option Sellers and their respective Affiliates to take, all actions necessary, appropriate or desirable, or reasonably requested from time to time by Tower Operator, to preserve and protect the Option Sellers’ right, title and interest in, to and under the Purchase Sites (including the Included Property thereof).

(h) Further Assurances. Verizon Guarantor and the Option Sellers, at their cost and expense, shall use their commercially reasonable efforts, beginning on the date that is six months prior to the applicable Purchase Option Closing Date, to obtain any consent or waiver required to give effect to the sale of the Purchase Sites upon the exercise of the Purchase Option. In the event that any Option Seller is unable to obtain any consent or waiver required to give effect to the sale of any Purchase Site by the applicable Purchase Option Closing Date, and such Purchase Site cannot be transferred without violating the terms of the applicable Ground Lease, then, upon payment of the full Option Purchase Price on the applicable Purchase Option Closing Date (including with respect to such Site), the Option Sellers shall appoint, and Verizon Guarantor shall cause the Option Sellers to appoint, Tower Operator, in perpetuity, as the exclusive operator of the Included Property of such Purchase Site. In furtherance of the foregoing, the Option Sellers and Tower Operator shall enter into documentation (including applicable powers of attorney) that is reasonably acceptable to Tower Operator to provide for Tower Operator’s management rights with respect to such Purchase Site, which documentation shall grant and confer to Tower Operator all rights and privileges (including all rights to receive the revenue derived from such Site and all rights and powers with respect to the operation, maintenance, leasing and licensing of such Site) granted or conferred to Tower Operator pursuant to this Agreement in respect of a Managed Site, but shall otherwise treat Tower Operator as if Tower Operator was the owner of such Purchase Site and shall not impose on Tower Operator any of the covenants or restrictions imposed upon it by this Agreement and the Transaction Documents; provided, however, that Tower Operator’s indemnification obligations undertaken pursuant to this Agreement shall remain in full force and effect in accordance with the terms and conditions of this Agreement.

(i) Indemnity. Effective upon the closing of any transfer of Purchase Sites pursuant to this Section 20, Tower Operator shall indemnify, defend and hold each Verizon Indemnitee harmless from, against and in respect of any and all Claims to the extent resulting from, arising out of or relating to Post-Transfer Liabilities with respect to the Transferred Property of such transferred Purchase Sites from and after the applicable Purchase Option Closing Date, pursuant to the procedures set forth in Section 15(c). At the applicable Verizon Lessor’s or Verizon Ground Lease Party’s request, Tower Operator shall execute such instruments or documents as may be reasonably necessary to give effect to the indemnity described in this Section 20(i). Tower Operator’s indemnification obligations contained in this Section 20 shall survive the termination of this Agreement.

(j) Deliveries if Purchase Option Not Exercised. If Tower Operator does not exercise its Purchase Option with respect to any Site, Tower Operator shall execute and deliver to the applicable Verizon Lessor or Verizon Ground Lease Party, promptly after the applicable Site Expiration Date, all documents, instruments and information as reasonably requested by the applicable Verizon Lessor or Verizon Ground Lease Party to allow such Verizon Lessor or Verizon Ground Lease Party to operate and manage such Site. Tower Operator further agrees to arrange for the discharge, release or removal of any Mortgages or Liens granted by Tower Operator with respect to any Site or related to the use of such Site by a Tower Subtenant under any Collocation Agreement.

(k) Site Access. In addition to any rights granted to any Verizon Group Member in the Master Lease Agreement, upon the transfer of any Purchase Sites to Tower Operator pursuant to this Section 20, Tower Operator shall grant to the Verizon Collocator as to each Purchase Site a non-exclusive right and easement (over the surface of the Purchase Site) to access any structures (including Shelters and cabinets) on such Purchase Site owned and used, and intended for use, exclusively by Verizon Collocator or any Acceptable Affiliate of Verizon Collocator other than in the Collocation Operations, in each case on such Purchase Site as of the Effective Date (without regard to any demolition in connection with the planned replacement thereof or substitution therefor with a similar structure and any period of construction or restoration thereof) or any replacement thereof or substitution therefor with a similar structure, at such times (on a 24-hour, seven day per week basis unless otherwise limited by or subject to notice requirements under the Ground Lease), to such extent, and in such means and manners (on foot or by motor vehicle, including trucks and other heavy equipment), as Verizon Collocator (and its authorized contractors, subcontractors, engineers, agents, advisors, consultants, representatives, or other persons authorized by Verizon Collocator) deems reasonably necessary in connection with its use, operation and maintenance of such structures, in each case for as long as Verizon Collocator or such Acceptable Affiliate maintains such structure or any replacement thereof or substitution therefor with a similar structure.

(l) Deemed Exercise of Purchase Option. Notwithstanding the foregoing in this Section 20, unless waived in writing by the applicable Verizon Group Member, the Purchase Option shall become immediately exercisable and be immediately deemed exercised by Tower Operator with respect to all Purchase Sites in respect of which a Major True Lease Failure (as defined in Schedule 6 of the Master Agreement) that is a Tower Operator True Lease Failure (as defined in Schedule 6 of the Master Agreement) has occurred, and the applicable Purchase Option Closing Dates for such Purchase Sites shall be accelerated to the earliest date as is practicable under the circumstances following the disposition of all Tax Proceedings (in accordance with Section 2.10(h) of the Master Agreement) applicable to such Major True Lease Failure in respect of such Purchase Sites. The Option Purchase Price payable for such Purchase Sites by Tower Operator on or prior to Purchase Option Closing Date shall equal the Option Purchase Price for such Purchase Sites (as determined according to the immediately succeeding sentence) discounted at a discount rate of 7.30% per year, compounded annually, from the applicable Purchase Option Closing Date (not taking into account any acceleration of the Purchase Option Closing Date pursuant to this Section 20(l)) to the date of the deemed exercise. The Option Purchase Price with respect to all Purchase Sites in respect of which such a Major True Lease Failure that is a Tower Operator True Lease Failure has occurred shall be calculated in accordance with the principles of Section 20(b) of this Agreement, provided that, the Option Purchase Price for Purchase Sites in a particular Tranche of Sites shall be the purchase price that is set forth opposite that Tranche of Sites on Exhibit E hereto, multiplied by a fraction (i) the numerator of which is the number of Sites in the Tranche in respect of which such a Major True Lease Failure that is a Tower Operator True Lease Failure has occurred and (ii) the denominator of which is equal to the number of Sites comprising such Tranche of Sites on the Effective Date.

Section 21. Tower Operator Lender Protections.

(a) Tower Operator Lender Protections. If Verizon Lessors are given written notice from Tower Operator specifying the name and address of the Tower Operator Lender, or its servicing agent and the title of an officer or other responsible individual charged with processing notices of the type required under this Section 21, then the following provisions shall apply with respect to such Tower Operator Lender for so long as any Secured Tower Operator Loan remains unsatisfied:

(i) The Tower Operator Lender shall not be bound by any modification or amendment of this Agreement in any respect so as to materially increase the liability of Tower Operator hereunder or materially increase the obligations or materially decrease the rights of Tower Operator without the prior written consent of the Tower Operator Lender, which consent shall not be unreasonably conditioned, withheld or delayed.

(ii) Further, this Agreement may not be terminated other than in compliance with the provisions of this Section 21. Any such termination, modification or amendment not in accordance with the provisions of this Section 21 shall not be binding on any such Tower Operator Lender or any other Person who acquires title to its foreclosed interest.

(b) Notice and Cure Rights.

(i) Verizon Lessors, upon serving Tower Operator with any notice of default under the provisions of, or with respect to, this Agreement, shall also serve a copy of such notice upon the Tower Operator Lender (in the same manner as required for notices to Tower Operator) at the address specified herein, or at such other address that a Tower Operator Lender designates in writing to Verizon Lessors in accordance with the notice provisions of this Agreement.

(ii) Without limiting any Verizon Lessor’s rights under this Agreement to cure any event of default or breach by Tower Operator under this Agreement, in the event of a default or breach by Tower Operator under this Agreement, the Tower Operator Lender shall have the right, but not the obligation, to remedy such event, or cause the same to be remedied, within 10 days after the expiration of all applicable grace or cure periods provided to Tower Operator in this Agreement, in the event of a monetary default or breach, or within 30 days after the expiration of all applicable grace or cure periods provided to Tower Operator in this Agreement in the event of any other breach or default, and Verizon Lessors shall accept such performance by or at the instance of the Tower Operator Lender as if the same had been made by Tower Operator.

(iii) If this Agreement is terminated prior to the expiration of the Term of this Agreement as provided herein for any reason (excluding Tower Operator Lender’s failure to cure under Section 21(b)(ii) but including a termination pursuant to Section 29(d)(iii)), then Verizon Lessors shall serve upon Tower Operator Lender written notice that this

Agreement has been terminated, together with any notices of default that Verizon Lessors have provided to Tower Operator under the terms of this Agreement (but only to the extent not previously provided to Tower Operator Lender). During the 10 Business Days following Tower Operator Lender’s receipt from Verizon Lessors of such written notice that this Agreement has been terminated, Tower Operator Lender shall have the option, which option must be exercised by Tower Operator Lender’s delivering notice to Verizon Lessors within the aforementioned 10 Business Day period, to:

(A) cure any such Tower Operator breaches or defaults (other than Tower Operator defaults that are not susceptible of being cured by the Tower Operator Lender (e.g., defaults under Section 29(d)(iii) or defaults caused by the legal or financial status of Tower Operator) shall be deemed to have been waived as between Tower Operator Lender and the Verizon Lessors but will not be deemed to have been waived as between Verizon Lessors and Tower Operator; provided that the following types of defaults, among others, will be deemed to be defaults that are susceptible to being cured by Tower Operator Lender: monetary defaults (including but not limited to defaults with respect to indemnity obligations); defaults relating to interference with any Verizon Collocator’s Communications Equipment or operations at any Site; or defaults relating to the failure to maintain, modify or perform required services at any Site;

(B) reimburse the Verizon Lessors and their Affiliates for all costs and expenses incurred with such termination, entering into the New Lease provided for in Section 21(b)(iii)(C) and reassigning any collocation agreements; and

(C) following payment and performance in full of such cure, cause a new lease (the “New Lease”) to be entered into (1) effective as of the date of termination of this Agreement, (2) for the remainder of what otherwise would have been the Term of this Agreement but for such termination, (3) at and upon all the agreements, terms, covenants, and conditions of this Agreement (provided that Tower Operator Lender would have no obligation to pay to Verizon Lessors the Rent or Pre-Lease Rent described in Section 10), (4) including any applicable right to exercise the Purchase Option under Section 20, (5) between the Verizon Lessors and the Tower Operator Lender (or a wholly-owned affiliate thereof); provided that the Sites are operated by an agent for the Tower Operator Lender that is of good reputation in the United States tower industry, has at least 10 years of experience in the United States tower industry and is experienced with tower portfolios of similar size to the tower portfolio subject to this Agreement. Upon the execution and delivery of a New Lease under this Section 21(b)(iii)(B), all Collocation Agreements and other agreements which theretofore may have been assigned to the Verizon Lessor (or reverted back to such Verizon Lessor as a matter of Law) thereupon shall be assigned and transferred, without recourse, representation or warranty, by such Verizon Lessor to the lessee named in such New Lease.

(iv) Any notice or other communication that a Tower Operator Lender desires or is required to give to or serve upon Verizon Lessors shall be made in the same manner as required for notices to Verizon Lessors in accordance with the provisions of this Agreement at the address set forth herein or such other address as Verizon Lessors may provide to Tower Operator Lender from time to time.

(c) Participation in Certain Proceedings and Decisions. Any Tower Operator Lender shall have the right, subject to Tower Operator’s consent, to intervene and become a party, at no cost and expense to Verizon Lessor, but only with respect to Tower Operator’s involvement in any arbitration, litigation, condemnation or other proceeding affecting this Agreement to the extent of its security interest herein; provided, however, that such right shall not extend to any matter for which Tower Operator is required to indemnify any Verizon Group Member under this Agreement and provided further, however, in exercising such right, Tower Operator Lender will be subject to the applicable terms and conditions of this Agreement. Tower Operator’s right to make any election or decision under this Agreement that is required or permitted to be made by Tower Operator with respect to the negotiation or acceptance of any Award or insurance settlement shall be subject to the prior written approval of such Tower Operator Lender, subject to the limitations in the preceding sentence and not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary in this Section 21(c), Verizon Lessor shall be entitled to rely upon any notice or other communication from Tower Operator Lender or Tower Operator without verifying the authority of Tower Operator Lender or Tower Operator to act with respect to any such matter.

(d) No Merger. Without the written consent of each Tower Operator Lender, the leasehold interest created by this Agreement shall not merge with the fee interest in all or any portion of the Sites, notwithstanding that the fee interests and the leasehold interests are held at any time by the same Person.

(e) Encumbrances on Personal Property and Subleases. In addition to the rights granted in Section 18(a) but subject to the other terms and conditions of this Agreement, each Verizon Lessor hereby consents to Tower Operator’s grant, if any, to any Tower Operator Lender of a security interest in the personal property (but not Included Property) owned by Tower Operator and located at the Sites and a collateral assignment of Tower Operator’s right, title and interest in subleases of the interest of Tower Operator in all or any portion of the Sites and the revenue, rents, issues and profits derived therefrom (including under or pursuant to any Collocation Agreements), if any, and a pledge of any equity interests in Tower Operator. Each Verizon Lessor agrees that any interest that such Verizon Lessor may have in such personal property (but not its interest in the Included Property or this Agreement), whether granted pursuant to this Agreement or by Law, shall be subordinate to the interest of any Tower Operator Lender. Such consent shall not modify, condition or limit the rights and remedies of any Verizon Lessor hereunder, nor shall it expand or alter Tower Operator’s interest or rights in the Sites and the revenue, rents, issues and profits derived therefrom (including pursuant to any Collocation Agreements).

(f) Notice of Default Under any Secured Tower Operator Loan. Tower Operator shall promptly deliver to Verizon Lessors a true and correct copy of any notice of default, notice of acceleration or other notice regarding a default by Tower Operator under any documents comprising a Secured Tower Operator Loan after the receipt of such notice by Tower Operator.

(g) Casualty and Condemnation Proceeds. Regardless of whether any Secured Tower Operator Loan is in place with respect to a Site, in the event of any casualty to or condemnation of such Site or any portion thereof, the casualty and condemnation proceeds will be distributed to the Parties as provided in Sections 35 and 36. A Tower Operator Lender may, pursuant to its agreements with Tower Operator, receive any such proceeds to which Tower Operator is entitled under Section 35 and 36, provided that as a condition to obtaining such proceeds, if Tower Operator is required to restore the Included Property under this Agreement or to pay obligations under any Ground Lease or Collocation Agreement, then the Tower Operator Lender must apply such proceeds to any restoration of the Included Property or to payment of such Ground Lease or Collocation Agreement liabilities in accordance with the provisions of this Agreement.

(h) Other. Notwithstanding any other provision of this Agreement to the contrary, (i) Verizon Lessors shall not be obligated to provide the benefits and protections afforded to Tower Operator Lenders in this Section 21 to more than three Tower Operator Lenders at any given time and (ii) in no event whatsoever shall there be any subordination of this Agreement or the rights and interests of Verizon Lessors under this Agreement or in and to the Included Property, or of the rights and interests of Verizon Collocator or its Affiliates under the Master Lease Agreement or the rights of any Verizon Party under the Sale Site MLA or in and to the Verizon Collocation Space by virtue of any Mortgage granted by Tower Operator to any Tower Operator Lender and each Tower Operator Lender shall, upon request, confirm such fact in writing. If there is more than one Tower Operator Lender subject to the provisions of this Section 21, such Tower Operator Lenders shall jointly appoint a representative and provide notice identifying the representative to the applicable Verizon Lessor and the Verizon Lessor shall recognize the representative and its ability to exercise the rights afforded by this Section 21; provided, however, that Verizon Lessors shall have no obligation to such Tower Operator Lenders if they have not provided such notice to the Verizon Lessors. Each Tower Operator Lender which has complied with the notice requirements of this Section 21 shall have the right to appear in any arbitration or other material proceedings arising under this Agreement and to participate in any and all hearings, trials and appeals in connection therewith, but only to the extent related to the rights or obligations of Tower Operator in the matter that is the subject of the arbitration or proceedings or to protect the security interest of Tower Operator in the Included Property and subject to the provisions of clause (c).

(i) Subordination of Mortgages. All Mortgages that at any time during the Term of this Agreement may be placed upon all or any portion of Tower Operator’s interest in this Agreement, including a collateral assignment of any rights of Tower Operator under this Agreement, any Transaction Document or any related agreements or may be secured by the pledge of equity interests in Tower Operator. Such Mortgage and all documents and instruments evidencing and securing any Secured Tower Operator Loan secured by such Mortgages shall be subject and subordinate to the terms and conditions of this Agreement and the Master Lease Agreement.

(j) Estoppel Certificate. From time to time upon 20 Business Days’ prior request by a Tower Operator Lender (but not more than once in any one year period), Verizon Lessors shall execute, acknowledge and deliver to such Tower Operator Lender an estoppel certificate with respect to this Agreement in a form reasonably acceptable to Verizon Lessors and Tower Operator Lender stating only, if true, that as of the date of such estoppel certificate: (1) this Agreement is in full force and effect and has not been assigned, modified or amended (or, if it has, then specifying the dates and terms of any such assignment or amendment) and (2) Tower Operator is not in default under this Agreement to the knowledge of Verizon Lessors or, if such is not the case, stating the nature of each such default of which the Verizon Lessor(s) have knowledge. Tower Operator Lender shall, at its cost and expense, cause such certificate to be prepared for execution by the Verizon Lessors.

(k) Notification of Termination. Tower Operator shall notify Verizon Lessors in writing immediately upon the satisfaction repayment or termination of any Secured Tower Operator Loan.

Section 22. Tax Matters.

Notwithstanding any other section of this Agreement or any Collateral Agreement, the provisions of Section 2.10 (Tax Matters) of the Master Agreement shall govern Tax matters with respect to the transactions contemplated by this Agreement and the Collateral Agreements. If any provision in any other section of this Agreement or any Collateral Agreement conflicts with the provisions of Section 2.10 (Tax Matters) of the Master Agreement, the provisions of Section 2.10 (Tax Matters) of the Master Agreement shall control.

Section 23. Utilities.

The rights and obligations of Verizon Collocator with respect to the use and payment of utilities and similar services to any Site shall be as set forth in the Master Lease Agreement. Except as otherwise provided in the Master Lease Agreement, (i) Tower Operator shall be responsible for the provision and payment of utilities and similar services used at any Site and (ii) Verizon Lessors shall have no obligation to make arrangements for or to pay any charges for connection or use of utilities and similar services to any Site, including electricity, telephone, power, and other utilities.

Section 24. Compliance with Law; Governmental Permits.

(a) Tower Operator shall, at its cost and expense, obtain and maintain in effect all Governmental Approvals required or imposed by Governmental Authorities. Tower Operator shall comply with all Laws applicable to the Included Property of each Site (including the Tower on such Site). Without limiting the generality of the two immediately preceding sentences, Tower Operator shall maintain and repair at each Site in compliance with applicable Law (i) any ASR signs and any radio frequency exposure barriers and signs, including caution, notice, information or alert signs, and to the extent any such barriers or signs that are missing or Tower Operator is unable to maintain or replace such barriers or signs without Verizon Lessor’s assistance, Tower Operator shall promptly notify Verizon Lessor, and (ii) any AM detuning equipment and, if required but not present at a Site, provide any necessary AM detuning equipment so that such Site complies with applicable Law (which shall be at Verizon Lessor’s cost and expense in the event such detuning is the result of an installation of Verizon

Communications Equipment). A Verizon Lessor shall, at its cost and expense, comply with all applicable Laws in connection with its use of each Site. Tower Operator shall not commence any work at a Site until all required Government Authorizations necessary to perform that work have been obtained, as provided by Section 12(b). Tower Operator acknowledges that it (i) is responsible for the safety of employees and contractors performing work on behalf of Tower Operator at each Site and (ii) is responsible for ensuring that any such employees and contractors are appropriately trained to perform such work and to take appropriate precautions against radio frequency exposure when working in the vicinity of Communications Equipment installed at each site.

(i) Subject to Section 20(a)(ii), Tower Operator shall conduct periodic inspections of all Sites that are lighted and/or that have been granted an ASR to ensure lights are operational and ASR signage is appropriately posted in compliance with Law. Tower Operator shall perform such inspections as frequently as required under Section 17.47(b) of the FCC’s rules.

(ii) Tower Operator will be excused from its obligation to perform the inspections required under Section 20(a)(i) with respect to any Tower that Tower Operator demonstrates to the Verizon Lessors is equipped with FCC-approved self-monitoring systems (“Approved Monitoring Systems”), to the extent (A) set forth in a waiver obtained by Tower Operator (evidence of which is provided to the Verizon Lessors) from the FCC’s Wireless Telecommunications Bureau of the antenna structure lighting observation requirements under Section 17.47(c) of the FCC’s rules; and (B) such waiver applies to all Tower Operator-owned, all Tower-Operator-managed and all Tower Operator-leased towers equipped with Approved Monitoring Systems. Any Approved Monitoring Systems will be installed by Tower Operator at Tower Operator’s expense. If any FCC waiver obtained by Tower Operator applies only to Towers owned by Tower Operator but not to Towers managed or leased by Tower Operator, then the Verizon Lessors shall cooperate with Tower Operator to request FCC waivers for Tower Operator-managed and Tower Operator–leased Towers. Tower Operator shall perform the periodic inspections required under Section 20(a)(i) with respect to any Tower that does not have an Approved Monitoring System or as to which any condition set forth in clause (A) or clause (B) is not satisfied.

(b) Tower Operator shall notify the relevant Verizon Lessor of any modifications that will result in a new or revised FAA or ASR filing. As provided in the Master Lease Agreement, the relevant Verizon Collocator will retain responsibility for maintaining in effect all Governmental filings and Approvals from the FAA and FCC relating to the operation and maintenance of each Site. This includes FAA Notifications for Determination, Antenna Structure Registration filings and Tower Construction Notifications. To the extent Tower Operator and the relevant Verizon Collocator disagree about the applicability of, or compliance with, Laws relating to FAA marking and lighting issues or FCC ASR or NEPA issues (whether discussed in this Section 24 or any other section of this Agreement), then Tower Operator, the relevant Verizon Lessor and the relevant Verizon Collocator shall adopt the approach consistent with the Applicable Standard of Care. As provided under the Master Lease Agreement, all data relating to FAA, FCC, ASR or NEPA filings or issues is the property of the relevant Verizon Collocator. Upon the termination of this Agreement with respect to any Site, Tower Operator shall maintain any such information that it has in its files and shall provide a copy of such information to the relevant Verizon Lessor.

(c) Tower Operator shall, at its cost and expense, reasonably cooperate with the relevant Verizon Collocator or its Affiliates in their efforts to obtain and maintain in effect any Governmental Approvals from the FCC and to comply with any Laws applicable to the Verizon Communications Equipment and the Verizon Collocation Space. Without limiting the generality of the immediately preceding sentence, Tower Operator shall, at its cost and expense and in a commercially reasonable time period, provide to any Verizon Collocator any documentation in its possession or control that may be necessary for or reasonably requested by the Verizon Collocator to comply with all FCC reporting requirements relating to the Verizon Communications Equipment and the Verizon Collocation Space.

(d) Tower Operator shall reasonably cooperate, at no cost to Tower Operator, with the Verizon Group Members in the Verizon Group Members’ efforts to provide information required by Governmental Authorities and to comply with all Laws applicable to each Site.

(e) Each Verizon Lessor shall reasonably cooperate, at no cost to Verizon Lessor, with Tower Operator in Tower Operator’s efforts to provide information required by Governmental Authorities and to comply with all Laws applicable to each Site.

(f) Each Verizon Lessor shall be afforded access, at reasonable times and upon reasonable prior notice, to all of Tower Operator’s records, books, correspondence, instructions, blueprints, permit files, memoranda and similar data relating to the compliance of the Towers with all applicable Laws, except privileged or confidential documents or where such disclosure is prohibited by Law. Tower Operator shall not dispose of any such information before the later of (A) five years after the date on which such materials are created or received by Tower Operator, , or (B) the applicable number of years shown on Exhibit N – provided, that for any documents that are required to be retained for a period longer than that specified by clause (A), Tower Operator may instead furnish Verizon Collocators with a copy of such documents and shall thereafter have no further obligation to retain such documents. Any such information described in this Section 24(e) shall be open for inspection and copying upon reasonable notice by such Verizon Lessor, at its cost, and its authorized representatives at reasonable hours at Tower Operator’s principal office.

(g) If, as to any Site, any material Governmental Approval or certificate, registration, permit, license, easement or approval relating to the operation of such Site is canceled, expires, lapses or is otherwise withdrawn or terminated (except as a result of the acts or omissions of a Verizon Lessor or its Affiliates, agents or employees) or Tower Operator has breached any of its obligations under this Section 24, and Tower Operator has not confirmed to the Verizon Lessors, within 48 hours of obtaining notice thereof, that Tower Operator is commencing to remedy such non-compliance or, after commencing to remedy such non-compliance, Tower Operator is not diligently acting to complete the remedy thereof, then the Verizon Lessors shall have the right, in addition to its other remedies pursuant to this Agreement, at law, or in equity, to take appropriate action to remedy any such non-compliance and be reimbursed for its reasonable, out-of-pocket costs from Tower Operator as provided in Section 28. Notwithstanding anything to the contrary contained herein, Tower Operator shall have no obligation to obtain or restate any Governmental

Approval, certificates, permits, licenses, easements or approvals that relate exclusively to Verizon Communications Equipment itself.

(h) The following provisions shall apply with respect to the marking/lighting systems serving the Sites (but only if such marking/lighting systems are required by applicable Law (including as part of or as a condition of any Governmental Approval or as in place as of the Effective Date) or existing written agreements):

(i) In addition to the requirements set out elsewhere in this Section 24 and in Section 25, for each Site, Tower Operator agrees to monitor the lighting system serving such Site in accordance with the requirements of applicable Law and file all required Notices To Airmen (“NOTAM”) and other required reports in connection therewith. Tower Operator agrees, as soon as practicable, to repair any failed lighting system and deteriorating markings in accordance with the requirements of applicable Law in all material respects. Tower Operator shall provide the relevant Verizon Lessor with a copy of any NOTAM and a monthly report in electronic format describing all pertinent facts relating to the lighting system serving the Sites, including lighting outages, status of repairs, and location of outages.

(ii) In addition to and not in limitation of Section 29, if Tower Operator defaults on its obligations under this Section 24(h), and Tower Operator has not confirmed to the applicable Verizon Lessor, within 48 hours of obtaining notice thereof, that Tower Operator is commencing to remedy such default, or, after commencing to remedy such default, Tower Operator is not diligently acting to complete the remedy thereof, such Verizon Lessor, in addition to its other remedies pursuant to this Agreement, at law, or in equity, may elect to take appropriate action to repair or replace any aspect of the marking/lighting system, in which case the Verizon Lessor shall provide Tower Operator with an invoice for related costs on a monthly basis, which amount, at Verizon Lessor’s option, shall either be paid by Tower Operator to such Verizon Lessor, as applicable, within 45 Business Days of Tower Operator’s receipt of such invoice, or set off against Verizon Collocator’s monthly Rent obligation under the Master Lease Agreement.

(iii) If the tower lighting or monitoring controls or other equipment for any Site are located in a Verizon Collocator’s Shelter, Tower Operator may not access such controls without first providing 72 hours advance notice to the Verizon Collocator so that the Verizon Collocator may engage its personnel or a vendor to open the Shelter and remain present while the Tower Operator accesses or performs maintenance on such controls or other equipment. Tower Operator shall reimburse the Verizon Collocator for the cost of such personnel or vendor’s time (including any time spent at the Site if the Tower Operator’s personnel or vendor is a no-show).

Section 25. Compliance with Specific FCC Regulations.

(a) Tower Operator understands and acknowledges that Tower Subtenants are engaged in the business of operating Communications Equipment at each Site. The Communications Equipment is subject to the rules, regulations, decisions and guidance of the FCC, including those regarding exposure by workers and members of the public to the radio frequency emissions generated by Verizon Communications Equipment. Tower Operator acknowledges that such regulations prescribe the permissible exposure levels to emissions from the Communications Equipment which can generally be met by maintaining safe distances from such Communications Equipment. Tower Operator shall use commercially reasonable efforts to install, or require the Tower Subtenants to install, at its or their expense, such marking, signage or barriers to restrict access to any Site as is necessary in order to comply with the applicable FCC rules, regulations, decisions and guidance with respect to Communications Equipment other than Verizon Communications Equipment. Tower Operator further agrees to post, or to require the Tower Subtenants to post, prominent signage as may be required by applicable Law or by the order of any Governmental Authority at all points of entry to each Site regarding the potential RF emissions, with respect to Communications Equipment other than Verizon Communications Equipment, and with respect to the Verizon Communications Equipment, Verizon Collocator shall use commercially reasonable efforts to install the same. Notwithstanding the foregoing, with respect to perimeter fencing for each Site, Tower Operator shall install and maintain barriers (such as fences) controlling access to the property, post and maintain signs, and to restrict access to the towers to authorized personnel, in accordance with applicable Laws; to the extent such obligation would be duplicative with Verizon a Collocator’s foregoing responsibilities, the obligations will instead be those of Tower Operator.

(b) From and after the Effective Date, each Verizon Lessor shall cooperate (and cause its Affiliates to cooperate) with each Tower Subtenant with respect to each Site regarding compliance with applicable FCC rules, regulations, decisions and guidance.

(c) The Parties acknowledge that Verizon Collocator (or an Affiliate thereof) is licensed by the FCC to provide telecommunications and wireless services and that the Sites are used directly or indirectly to provide those services. Nothing in this Agreement shall be construed to transfer control of any FCC authorization held by a Verizon Collocator (or an Affiliate thereof) to Tower Operator with respect to telecommunications services provided by the Verizon Collocator or its Affiliates, to allow Tower Operator to in any manner control the Verizon Communications Equipment, or to limit the right of a Verizon Collocator (or an Affiliate thereof) to take all necessary actions to comply with its obligations as an FCC licensee or with any other legal obligations to which it is or may become subject (subject to the other terms of this Agreement with respect to actions the Verizon Collocator or its Affiliates may take with respect to a Site).

(d) Tower Operator agrees to alert all personnel working at or near each Site, including Tower Operator’s personnel, to maintain the prescribed distance from the Verizon Communications Equipment and to otherwise follow the posted instructions of Tower Operator and the relevant Verizon Collocator.

(e) Tower Operator is responsible for determining if a Tower Subtenant’s modifications of a tower under the FCC NEPA requirements would require a new Section 106 review (e.g., height increase, width increase, going outside of the existing owned/leased area, installation of more than four equipment cabinets or one equipment shelter). For collocation activity that requires a new Section 106 review, the Tower Operator will be responsible for ensuring the Section 106 review is completed. The Section 106 review will be performed at the cost of the Tower Subtenant (or at Tower Operator’s option, the Tower Operator) and a copy of the completed NEPA document and associated Reliance Letter will be provided to the relevant Verizon Collocator for update of the regulatory station records and tower data. Tower Operator shall not permit any Tower Subtenant to install or store any Tower Subtenant Communications Equipment or other property of any Tower Subtenant in any Shelter that is a Verizon Improvement, other than Tower Subtenant Communications Equipment that was permitted to be in a Shelter that is a Verizon Improvement as of the Effective Date pursuant to a Collocation Agreement, and any replacement of such Tower Subtenant Communications Equipment permitted under such Collocation Agreement.

Section 26. Holding Over.

(a) If Tower Operator remains in possession of the Included Property of any Site after the Site Expiration Date as to such Site, then Tower Operator shall be and become a tenant at sufferance, and there shall be no renewal or extension of the Term as to such Site by operation of Law. During any such holdover period with respect to a Site, Tower Operator shall pay monthly rent equal to 150% of all rent and other amounts payable by Tower Subtenants with respect to such Site on a monthly basis, except that such month-to-month tenancy shall be terminable by either Party on 30 days’ notice (subject to the provisions of Section 9).

(b) No Verizon Group Member will be required to pay to Tower Operator the Verizon Rent Amount or any other monthly charge under the Master Lease Agreement or this Agreement with respect to the use and occupancy of any Site during the period in which Tower Operator is a holdover tenant unless (i) Tower Operator is continuing to negotiate an extension of the Ground Lease, and (ii) Verizon Collocator continues to operate the Verizon Communications Equipment at any such Site. Tower Operator will be required to perform and remain liable for all of its obligations hereunder with respect to such Site or Sites during such period of holdover.

Section 27. Rights of Entry and Inspection.

With advance notice in accordance with and only to the extent required under Section 28, each Verizon Lessor and its representatives, agents and employees, at Verizon Lessor’s cost and expense, shall be entitled to enter any Site at all reasonable times (but subject to giving Tower Operator at least one Business Day’s prior notice) for the purposes of inspecting such Site, making any repairs or replacements, performing any maintenance, or performing any work on the Site, to the extent required or expressly permitted by this Agreement; provided that, other than as set forth elsewhere in this Agreement, none of the Verizon Lessors or its representatives, agents and employees may make any repairs or replacements or perform any maintenance, inspection or other work on a Tower, Tower Operator Equipment or on any third party’s property. Nothing in this Section 27 shall imply or impose any duty or obligation upon any Verizon Lessor to enter upon any Site at any time for any purpose, or to inspect any Site at any time, or to perform, or pay the cost of, any work that Tower Operator is required to perform under any provision of this Agreement, and no Verizon Lessor has any such duty or obligation. Nothing in this Section 27 shall affect any right of entry or inspection or any other right afforded to Verizon Collocator pursuant to the Master Lease Agreement.

Section 28. Right to Act for Tower Operator.

In addition to and not in limitation of any other right or remedy Verizon Lessors may have under this Agreement, if Tower Operator fails to make any payment or to take any other action when and as required under this Agreement in order to correct a condition the continued existence of which is imminently likely to cause bodily injury or injury to property or have a material adverse effect on the ability of a Verizon Collocator to operate the Verizon Communications Equipment any Site, then subject to the following sentence, the applicable Verizon Lessor or its Affiliate may, without demand upon Tower Operator and without waiving or releasing Tower Operator from any duty, obligation or liability under this Agreement, make any such payment or take any such other action required of Tower Operator, in each case in compliance with applicable Law in all material respects and in a manner consistent with the Applicable Standard of Care. Unless Tower Operator’s failure results in or relates to an Emergency, the applicable Verizon Lessor shall give Tower Operator at least five Business Days’ prior written notice of such Verizon Lessor’s intended action and Tower Operator shall have the right to cure such failure within such five Business Day period unless the same is not able to be remedied in such five Business Day period, in which event such five Business Day period shall be extended; provided that Tower Operator has commenced such cure within such five Business Day period and continuously prosecutes the performance of the same to completion with due diligence. Any notice provided in accordance with this Section 28 shall also be sent to Tower Operator’s notice address set forth in Section 37(e), together with telephone notice to 1-877-518-6937 Option 0 and a written copy to 3500 Regency Parkway, Suite 100, Cary NC 27518, Attention; NOC. No prior notice shall be required in the event of an Emergency. The actions that the applicable Verizon Lessor may take include the payment of insurance premiums that Tower Operator is required to pay under this Agreement. Each Verizon Lessor may pay all incidental costs and expenses incurred in exercising its rights under this Section 28, including reasonable attorneys’ fees and expenses, penalties, re-instatement fees, late charges, and interest. An amount equal to 120% of the total amount of the costs and expenses incurred by any Verizon Lessor in accordance with this Section 28 shall be due and payable by Tower Operator upon demand and bear interest at the rate of the lesser of (A) the Prime Rate or (B) 10% per annum from the date five days after demand until paid by Tower Operator.

Section 29. Defaults and Remedies.

(a) Verizon Lessor Events of Default. The following events constitute events of default by any Verizon Lessor or any Verizon Ground Lease Party (as applicable):

(i) In respect of this Agreement, any Verizon Lessor or any Verizon Ground Lease Party fails to perform any obligations under any Ground Lease (other than any obligation assumed by Tower Operator) that results in a default or breach of such Ground Lease and, after written notice from Tower Operator, fails to cure the default or breach within the applicable cure period or, if no cure period exists, within 30 days after receiving such notice (provided, however, the foregoing shall not constitute an event of default if such Verizon Lessor or Verizon Ground Lease Party is disputing in good faith the existence of such breach or default, and if the Ground Lessor thereunder does not have a right to terminate the Ground Lease during such dispute);

(ii) Any Verizon Lessor or any Verizon Ground Lease Party violates or breaches any material term of this Agreement in respect of any Site, and such Verizon Lessor or such Verizon Ground Lease Party (as applicable) fails to cure such breach or violation within 30 days of receiving written notice thereof from Tower Operator specifying such breach or violation in reasonable detail, or, if the violation or breach cannot be cured within 30 days (other than a failure to pay money), fails to take steps to cure such violation or breach within such 30 days and act continuously and diligently to complete cure of such violation or breach within a reasonable time thereafter; provided that if any such default causes Tower Operator to be in default under any Collocation Agreement or Ground Lease existing prior to the Effective Date, the 30 day period referenced above in this Section 29(a)(ii) shall be reduced to such lesser time period as Tower Operator notifies such Verizon Lessor in writing that Tower Operator has to comply under such Collocation Agreement or Ground Lease;

(iii) A Bankruptcy Event occurs with respect to any Verizon Lessor or any Verizon Ground Lease Party, or the lease of any Site to Tower Operator or other right by Tower Operator to use and occupy the Site hereunder is rejected under Section 365 of the Bankruptcy Code; or

(iv) The occurrence of any event of default past all applicable cure periods by Verizon Collocator under the Master Lease Agreement or any Affiliate of Verizon Collocator under any site Lease Agreement related to the Master Lease Agreement (which shall be deemed a separate breach hereof and an event of default hereunder).

(b) No Event of Default; No Termination. Notwithstanding anything to the contrary contained herein, no event of default shall be deemed to occur and exist under this Agreement as a result of a violation or breach by any Verizon Lessor of any term of this Agreement that requires such Verizon Lessor to comply in all respects with any applicable Law (including, for the avoidance of doubt, any applicable Environmental Law) or any Ground Lease if (x) such Verizon Lessor complies with such Law or such Ground Lease, as applicable, in all material respects and (y) no claims, demands, assessments, actions, suits, fines, levies or other penalties have been asserted against or imposed on Tower Operator by any Governmental Authority as a result of such Verizon Lessor’s non-compliance in all respects with such Law or by the applicable Ground Lessor as a result of such Verizon Lessor’s non-compliance in all respects with such Ground Lease.

(c) Tower Operator Remedies.

(i) In addition to the remedies, if any, that may be available to Tower Operator under the Master Lease Agreement, upon the occurrence of events of default not cured during the applicable time period for curing the same (whether of the same or different types) by any Verizon Lessor, any Verizon Ground Lease Party or any Affiliate thereof under Section 29(a), Tower Operator may deliver to the applicable Verizon Lessor or Verizon Ground Lease Party a second notice of default marked at the top in bold lettering with the following language: “A RESPONSE IS REQUIRED WITHIN 15 BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MASTER LEASE AGREEMENT WITH THE UNDERSIGNED

AND FAILURE TO RESPOND MAY RESULT IN TERMINATION OF YOUR RIGHTS” and the envelope containing the request must be marked “PRIORITY”. If the applicable Verizon Lessor or Verizon Ground Lease Party does not cure the event of default within 15 Business Days after delivery of such second notice, then Tower Operator may terminate this Agreement as to the leaseback or other use and occupancy of the Site only as to those Sites with respect to which such event of default is occurring.

(ii) Notwithstanding anything to the contrary contained herein, if a Verizon Lessor or Verizon Ground Lease Party is determined pursuant to Section 29(i) to be in default, then such Person shall have additional time following such determination to initiate a cure of such default and so long as such cure is diligently completed, an event of default with respect to such Person shall not be deemed to have occurred.

(d) Tower Operator Events of Default. The following events constitute events of default by Tower Operator:

(i) (A) Tower Operator fails to timely pay Ground Rent or fails to perform any obligation assumed by Tower Operator hereunder under any Ground Lease, resulting in a default or breach of such Ground Lease and, after written notice from the Verizon Lessors, fails to cure the breach or default within the applicable cure period or, if no cure period exists, within 30 days (unless the Ground Lease for such Site provides for cure within a period of time less than 30 days) after receiving such notice (provided, however, the foregoing shall not constitute an event of default if Tower Operator is disputing in good faith the existence of such breach or default, or, if applicable, the Ground Lessor thereunder does not have a right to terminate the Ground Lease during such dispute) or (B) Tower Operator otherwise fails to make payment of any amount due under this Agreement and such failure continues for more than 15 Business Days after written notice from the Verizon Lessors;

(ii) Tower Operator violates or breaches any material term of this Agreement in respect of any Site, and Tower Operator fails to cure such breach or violation within 30 days of receiving written notice thereof from the Verizon Lessors specifying such breach or violation in reasonable detail, or, if the violation or breach cannot be cured within 30 days (other than a failure to pay money), fails to take steps to cure such violation or breach within such 30 days and act diligently to complete the cure of such violation or breach within a reasonable time thereafter;

(iii) A Bankruptcy Event occurs with respect to Tower Operator, or the leaseback to Verizon Collocator or other right by Verizon Collocator to use and occupy the Verizon Collocation Space is rejected by Tower Operator under Section 365 of the Bankruptcy Code; or

(iv) The occurrence of any event of default past all applicable cure periods by Tower Operator under the Master Lease Agreement or the Management Agreement (each of which shall be deemed a separate breach of and an event of default under this Agreement).

(e) No Event of Default. Notwithstanding anything to the contrary contained herein, no event of default shall be deemed to occur and exist under this Agreement as a result of a violation or breach by Tower Operator of:

(i) any term of this Agreement that requires Tower Operator to comply in all respects with any applicable Law (including, for the avoidance of doubt, any applicable Environmental Law) or any Ground Lease if (x) Tower Operator complies with such Law or such Ground Lease, as applicable, in all material respects and to the extent required under this Agreement, including but not limited to Section 6(f), Tower Operator enforces the obligation of Tower Subtenants to comply with such Law or such Ground Lease, as applicable, in all material respects, (y) no claims, demands, assessments, actions, suits, fines, levies or other penalties have been asserted against or imposed on any Verizon Lessor by any Governmental Authority as a result of Tower Operator’s non-compliance in all respects with such Law or by the applicable Ground Lessor as a result of Tower Operator’s non-compliance in all respects with such Ground Lease, and (z) no Ground Lessor and no Tower Subtenant issues a notice of default or otherwise pursues remedies with respect to a default arising from Tower Operator’s noncompliance; or

(ii) Section 4(a), Section 11, Section 19, Section 24 or Section 25 if such violation or breach arises out of or relates to any event, condition or occurrence that occurred prior to, or is in existence as of, the Effective Date unless such violation or breach has not been cured on or prior to the first anniversary of the Effective Date;

provided, however, that if any Verizon Lessor gives Tower Operator notice of any event, condition or occurrence giving rise to an obligation of Tower Operator to repair, maintain or modify a Tower under Section 11(a), or Tower Operator otherwise obtains knowledge thereof, Tower Operator shall remedy such event, condition or occurrence in accordance with the Applicable Standard of Care (taking into account whether such event, condition or occurrence is deemed an emergency, a priority or a routine matter in accordance with Tower Operator’s then current practices).

(f) Verizon Lessor Remedies.

(i) Upon the occurrence of any event of default by Tower Operator under Section 29(d)(i), Section 29(d)(ii) or Section 29(d)(iv) (which relates to an event of default by Tower Operator under Section 25(d)(i) or (ii) of the Master Lease Agreement) in respect of any Site, the Verizon Lessors or any applicable Verizon Ground Lease Party may deliver to Tower Operator a second notice of default marked at the top in bold lettering with the following language: “A RESPONSE IS REQUIRED WITHIN 15 BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A MASTER PREPAID LEASE WITH THE UNDERSIGNED AND FAILURE TO RESPOND MAY RESULT IN TERMINATION OF YOUR RIGHTS” and the envelope containing the request must be marked “PRIORITY”. If Tower Operator does not cure the event of default within 15 Business Days after delivery of such second notice, such Verizon Lessor or Verizon Ground Lease Party may terminate this Agreement (including all related rights under powers of attorney, assignment, lease or sublease) as to such Site by giving Tower Operator written notice of termination, and this Agreement shall be terminated as to such Site 30 days after Tower Operator’s receipt of such termination notice; provided, however, that this Agreement shall otherwise remain in full force and effect.

(ii) Upon the occurrence of any event of default by Tower Operator under Section 29(d)(iii) or Section 29(d)(iv) (that relates to an event of default by any Tower Operator under Section 25(d)(iii) of the Master Lease Agreement), Verizon Lessors may terminate this Agreement as to the lease or other use and occupancy of any Sites by Tower Operator by giving Tower Operator written notice of termination; termination with respect to the affected Site shall be effective 30 days after Tower Operator’s receipt of such termination notice; provided, however, that this Agreement shall otherwise remain in full force and effect.

(iii) Notwithstanding anything to the contrary contained herein, if Tower Operator is determined pursuant to Section 29(i) to be in default, then Tower Operator shall have additional time following such determination to initiate a cure of such default and so long as such cure is diligently completed, an event of default with respect to Tower Operator shall not be deemed to have occurred.

(g) Force Majeure. In the event that either party shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of events of Force Majeure, or any delay caused by the acts or omissions of the other Party in violation of this Agreement or the Master Lease Agreement, then the performance of such act (and any related losses and damages caused the failure of such performance) shall be excused for the period of delay and the period for performance of any such act shall be extended for a period equivalent to the period required to perform as a result of such delay.

(h) No Limitation on Remedies. Verizon Lessors or Tower Operator, as applicable, may pursue any remedy or remedies provided in this Agreement or any remedy or remedies provided for or allowed by law or in equity, separately or concurrently or in any combination, including but not limited to (i) specific performance or other equitable remedies, (ii) money damages arising out of such default or (iii) in the case of Tower Operator’s default, the Verizon Lessors may perform, on behalf of Tower Operator, Tower Operator’s obligations under the terms of this Agreement and seek reimbursement pursuant to Section 28.

(i) Arbitration. Notwithstanding anything in this Agreement to the contrary, any Party receiving notice of a default or termination under this Agreement may, within 10 days after receiving the notice, initiate arbitration proceedings to determine the existence of any such default or termination right. These arbitration proceedings shall include and be consolidated with any proceedings initiated after notices delivered at or about the same time under the Master Lease Agreement. Such arbitration proceedings shall be conducted in accordance with and subject to the rules and practices of The American Arbitration Association under its Commercial Arbitration Rules from time to time in force. There shall be three arbitrators, selected in accordance with the rules of The American Arbitration Association under its Commercial Arbitration Rules. A decision agreed on by two of the arbitrators shall be the decision of the arbitration panel. Such arbitration panel conducting any arbitration hereunder shall be bound by, and shall not have the power to modify, the provisions of this Agreement. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing fair, speedy, cost-effective and confidential resolution of disputes. The arbitrators shall reference the rules of evidence of the Federal Rules of Civil Procedure then in effect in setting the scope and direction of such discovery. The arbitrators shall not be required to make findings of fact or render opinions of law, but shall issue a written opinion that explains the basis for their decision. During the pendency of such arbitration proceedings, the notice and cure periods set forth in this Section 29 shall be tolled and the Party alleging the default may not terminate this Agreement on account of such alleged event of default. The arbitrators will have no authority to award damages in excess of or in contravention of Section 37(j) or otherwise make any award that is inconsistent with this Agreement. Nothing in this Section 29(i) is intended to be or to be construed as a waiver of a Party’s right to any remedy set forth elsewhere in this Agreement or that may not be enforced by means of arbitration, including, without limitation, the rights of set off, injunctive relief and specific performance. Each Party will bear its own expenses of arbitration and an equal share of the expenses of the arbitrators and the fees, if any, of The American Arbitration Association, unless the arbitrators rule otherwise.

(j) Remedies Not Exclusive. Unless expressly provided herein, a Party’s pursuit of any one or more of the remedies provided in this Agreement shall not constitute an election of remedies excluding the election of another remedy or other remedies, a forfeiture or waiver of any amounts payable under this Agreement as to the applicable Site by such Party or waiver of any relief or damages or other sums accruing to such Party by reason of the other Party’s failure to fully and completely keep, observe, perform, satisfy and comply with all of the agreements, terms, covenants, conditions, requirements, provisions and restrictions of this Agreement.

(k) No Waiver. Either Party’s forbearance in pursuing or exercising one or more of its remedies shall not be deemed or construed to constitute a waiver of any event of default or of any remedy. No waiver by either Party of any right or remedy on one occasion shall be construed as a waiver of that right or remedy on any subsequent occasion or as a waiver of any other right or remedy then or thereafter existing. No failure of either Party to pursue or exercise any of its powers, rights or remedies or to insist upon strict and exact compliance by the other Party with any agreement, term, covenant, condition, requirement, provision or restriction of this Agreement, and no custom or practice at variance with the terms of this Agreement, shall constitute a waiver by either Party of the right to demand strict and exact compliance with the terms and conditions of this Agreement. Except as otherwise provided herein, any termination of this Agreement pursuant to this Section 29, or partial termination of a Party’s rights hereunder, shall not terminate or diminish any Party’s rights with respect to the obligations that were to be performed on or before the date of such termination.

(l) Notice Parties. Notices of default or termination delivered pursuant to this Section 29 shall not be effective unless delivered to each of the Persons required by Section 37(e) pursuant to the terms thereof.

Section 30. Quiet Enjoyment.

Each Verizon Lessor covenants that Tower Operator shall, subject to the terms and conditions of this Agreement, peaceably and quietly hold and enjoy the Included Property of each Lease Site and shall have the right provided herein to operate each Managed Site during the

Term thereof without hindrance or interruption from such Verizon Lessor, any Party comprising Verizon or any other Verizon Group Member.

Section 31. No Merger.

There shall be no merger of this Agreement or any subleasehold interest or estate created by this Agreement in any Site with any superior estate held by a Party by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, both the subleasehold interest or estate created by this Agreement in any Site and such superior estate; and this Agreement shall not be terminated, in whole or as to any Site, except as expressly provided in this Agreement. Without limiting the generality of the foregoing provisions of this Section 31, there shall be no merger of the subleasehold interest or estate created by this Agreement in Tower Operator in any Site with any underlying fee interest that Tower Operator may acquire in any Site that is superior or prior to such subleasehold interest or estate created by this Agreement in Tower Operator.

Section 32. Broker and Commission.

(a) All negotiations in connection with this Agreement have been conducted by and between Verizon Lessors and Tower Operator and their respective Affiliates without the intervention of any Person or other party as agent or broker other than TAP Advisors and J.P. Morgan Securities LLC (the “Financial Advisors”), which are advising Verizon Parent in connection with this Agreement and related transactions and which shall be the cost and expense of Verizon Parent.

(b) Each of Tower Operator and each Verizon Lessor warrants and represents to the other that there are no broker’s commissions or fees payable by it in connection with this Agreement by reason of its respective dealings, negotiations or communications other than the advisor’s fees payable to the Financial Advisors which shall be payable by Verizon Parent. Each of Tower Operator and each Verizon Lessor agrees to indemnify and hold harmless the other from any and all damage, loss, liability, expense and claim (including but not limited to attorneys’ fees and court costs) arising with respect to any such commission or fee which may be suffered by the indemnified Party by reason of any action or agreement of the indemnifying Party.

Section 33. Recording of Memorandum of Site Lease Agreement; Bifurcation of Site.

(a) Subject to the applicable provisions of the Master Agreement, for each Lease Site, following the execution of this Agreement or after any Subsequent Closing, each Verizon Lessor and Tower Operator shall each have the right, at its cost and expense, to cause a Memorandum of Site Lease Agreement to be filed in the appropriate county or other local property records (unless the Ground Lease for any applicable Lease Site prohibits such recording) to provide constructive notice to third parties of the existence of this Agreement and shall promptly thereafter provide or cause to be provided in electronic form a copy of the recorded Memorandum of Site Lease Agreement to the other Party.

(b) In addition to and not in limitation of any other provision of this Agreement, the Parties shall have the right to review and make corrections, if necessary, to any and all exhibits to this Agreement or to the applicable Memorandum of Site Lease Agreement. After both parties make such corrections and agree upon the final form of the Memorandum of Site Lease Agreement, the Party that recorded the Memorandum of Site Lease Agreement shall re-record such Memorandum of Site Lease Agreement to reflect such corrections, at the cost and expense of the Party that requested such correction, and shall promptly provide in electronic form a copy of the recorded Memorandum of Site Lease Agreement to the other Party.

(c) With respect to any Site containing Reserved Property, upon request of either Party, the Parties will reasonably cooperate to bifurcate, and use commercially reasonable efforts to cause the applicable Ground Lessor to bifurcate, the fee or ground leasehold interest in the Site to legally separate the Reserved Property belonging to a Verizon Group Member from the Included Property belonging to Tower Operator, at the cost and expense of such Verizon Group Member.

Section 34. Intentionally Omitted

Section 35. Damage to the Site, Tower or the Improvements.

(a) Notice. If there occurs a casualty that damages or destroys all or a Substantial Portion of any Site, then within 45 days after the date of the casualty, Tower Operator shall notify the applicable Verizon Lessor or Verizon Ground Lease Party in writing as to whether, in Tower Operator’s reasonable judgment, the Site is a Non-Restorable Site, which notice shall specify in detail the reasons for such determination by Tower Operator, and if such Site is not a Non-Restorable Site (a “Restorable Site”) the estimated time, in Tower Operator’s reasonable judgment, required for Restoration of the Site (a “Casualty Notice”). If Tower Operator fails to give Casualty Notice to the applicable Verizon Lessor or Verizon Ground Lease Party within such 45-day period, the affected Site shall be deemed to be a Non-Restorable Site if Verizon Collocator provides notice of such failure to give a Casualty Notice to Tower Operator and Tower Operator’s failure continues for a period of 15 days following the receipt of such notice. If a Verizon Lessor disagrees with any determination of Tower Operator in the Casualty Notice that the Site is a Non-Restorable Site, then a senior representative of Tower Operator and a senior representative of Verizon Lessor shall attempt to reach agreement on whether the affected Site is a Restorable Site or a Non-Restorable Site, and if they reach agreement, the Parties shall treat the Site as so determined.

(b) Non-Restorable Site. If such Site is determined to be a Non-Restorable Site, then either Tower Operator or the applicable Verizon Lessor or Verizon Ground Lease Party, as applicable, shall have the right to terminate this Agreement with respect to such Site by written notice to the other Party (given within the time period required below), whereupon the Term as to such Site shall automatically expire as of the date of such notice of termination and Tower Operator shall be responsible for any remaining obligations under the relevant Ground Lease and any Collocation Agreements relating to Site and Tower Operator shall indemnify the Verizon Indemnitees against all losses, costs or expenses relating thereto. Any such notice of termination shall be given not later than 30 days after receipt of the Casualty Notice (or after senior representatives determine that the Site is a Non-Restorable Site as provided above). Tower Operator shall have the sole right to retain all insurance Proceeds related to the Tower Operator Improvements at a Non-Restorable Site, but only to the extent such Tower Operator Improvements are not Included Property. Verizon Lessor shall have the sole right to retain all other insurance Proceeds relating to a Non-Restorable Site, including Proceeds relating to the Land, Verizon Communications Equipment and Verizon Improvements. Tower Operator will be responsible with respect to all obligations under Ground Leases or Collocation Agreements that are triggered by or relate to any casualty, and Tower Operator shall indemnify the Verizon Indemnitees against all losses, costs or expenses relating thereto.

(c) If there occurs, as to any Site, a casualty that damages or destroys (i) all or a Substantial Portion of such Site and the Site is a Restorable Site, or (ii) less than a Substantial Portion of any Site, then Tower Operator, at its cost and expense, shall promptly commence and diligently prosecute to completion, within a period of 60 days after the date of the damage, the adjustment of Tower Operator’s insurance Claims with respect to such event and, as soon as reasonably practicable following such casualty, commence, and diligently prosecute to completion, the Restoration of the Site. The Restoration shall be carried on and completed in accordance with the provisions and conditions of this Section 35.

(d) If Tower Operator is required to restore any Site in accordance with Section 35(b), all Proceeds of Tower Operator’s insurance Claims with respect to the related casualty shall be held by Tower Operator or Tower Operator Lender and applied to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses. Any portion of the Proceeds of Tower Operator’s insurance applicable to a particular Site remaining after final payment has been made for work performed on such Site may be retained by and shall be the property of Tower Operator. If the cost of Restoration exceeds the Proceeds of Tower Operator’s insurance, Tower Operator shall pay the excess cost.

(e) Without limiting Tower Operator’s obligations under this Agreement in respect of a Site subject to a casualty, the Verizon Collocator’s rights and obligations in respect of a Site subject to a casualty are as set forth in the Master Lease Agreement.

(f) The Parties acknowledge and agree that this Section 35 is in lieu of and supersedes any statutory requirements under the laws of any State applicable to the matters set forth in this Section 35.

Section 36. Condemnation.

(a) If there occurs a Taking of all or a Substantial Portion of any Site, other than a Taking for temporary use, then either Tower Operator or Verizon Lessors shall have the right to terminate this Agreement as to such Site by providing written notice to the other within 30 days of the occurrence of such Taking, whereupon the Term shall automatically expire as to such Site, as of the earlier of (i) the date upon which title to such Site, or any portion of such Site, is vested in the condemning authority, or (ii) the date upon which possession of such Site or portion of such Site is taken by the condemning authority, as if such date were the Site Expiration Date as to such Site, and each Party shall be entitled to prosecute, claim and retain the entire Award attributable to its respective interest in such Site under this Agreement; provided that Tower Operator shall satisfy any remaining obligations under any affected Ground Lease or Collocation Agreement and, if it receives such an Award, Tower Operator shall first use such Award to satisfy any remaining obligations under the affected Ground Lease or Collocation Agreement.

(b) If there occurs a Taking of less than a Substantial Portion of any Site, then this Agreement and all duties and obligations of Tower Operator under this Agreement in respect of such Site shall remain unmodified, unaffected and in full force and effect. Tower Operator shall promptly proceed with the Restoration of the remaining portion of such Site (to the extent commercially feasible) to a condition substantially equivalent to its condition prior to the Taking. Tower Operator shall be entitled to apply the Award received by Tower Operator to the Restoration of any Site from time to time as such work progresses. If the cost of the Restoration exceeds the Award recovered by Tower Operator, Tower Operator shall pay the excess cost. If the Award exceeds the cost of the Restoration, the excess shall be paid to Tower Operator upon completion of the Restoration.

(c) If there occurs a Taking of any portion of any Site for temporary use, then this Agreement shall remain in full force and effect as to such Site. Notwithstanding anything to the contrary contained in this Agreement, during such time as Tower Operator will be out of possession of such Site, if a Lease Site, or unable to operate such Site, if a Managed Site, by reason of such Taking, the failure to keep, observe, perform, satisfy and comply with those terms and conditions of this Agreement, compliance with which are effectively impractical or impossible as a result of Tower Operator’s being out of possession of or unable to operate (as applicable), such Site shall not be a breach of or an event of default under this Agreement. Each Party shall be entitled to prosecute, claim and retain the Award attributable to its respective interest in such Site under this Agreement for any such temporary Taking.

Section 37. General Provisions.

(a) Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

(b) Governing Law; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF) AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES; provided, however, that the enforcement of this Agreement with respect to a particular Site as to matters relating to real property and matters mandatorily governed by local Law, shall be governed by and construed in accordance with the laws of the state in which the Site in question is located. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan, City of New York and appellate courts having jurisdiction of appeals from any of the foregoing (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, and (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto. Each Party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(c) Entire Agreement. This Agreement (including any exhibits hereto) constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof.

(d) Fees and Expenses. Except as otherwise expressly set forth in this Agreement, whether the transactions contemplated by this Agreement are or are not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses.

(e) Notices. All notices, requests, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been delivered (i) the next Business Day when sent overnight by a nationally recognized overnight courier service (provided that such delivery is actually effected or refused). All such notices and communications shall be sent or delivered as set forth on Schedule 37(e) attached hereto or to such other person(s), e-mail address or address(es) as the receiving Party may have designated by written notice to the other Party. All notices delivered by any Verizon Group Member shall be deemed to have been delivered on behalf of all Verizon Group Members. All notices shall be delivered to the relevant Party at the address set forth on Schedule 37(e) attached hereto.

(f) Successors and Assigns; Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors, heirs, legal representatives and permitted assigns. Except as provided in the provisions of this Agreement related to indemnification, this Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder.

(g) Amendment; Waivers; Etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the Party against which enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. The waiver by a Party of a breach of or a default under any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall not be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

(h) Time of the Essence. Time is of the essence in this Agreement, and whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.

(i) Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any of the Chosen Courts to the extent permitted by applicable Law, in addition to any other remedy to which they are entitled at law or in equity. Each Party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Subject to Section 37(b) and Section 37(j) of this Agreement, nothing contained in this Agreement shall be construed as prohibiting any Party from pursuing any other remedies available to it pursuant to the provisions of this Agreement or applicable Law for such breach or threatened breach, including the recovery of damages.

(j) Limitation of Liability. Notwithstanding anything in this Agreement to the contrary, neither Party shall have any liability under this Agreement, for direct claims of the other Party for: (y) any punitive or exemplary damages, or (z) any special, consequential, incidental or indirect damages, including lost profits, lost data, lost revenues and loss of business opportunity, whether or not the other Party was aware or should have been aware of the possibility of these damages. The Parties do not, however, give up their rights to receive indemnity for claims by third parties for the types of damages described under the preceding sentence.

(k) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, the Parties hereto shall negotiate in good faith to modify this Agreement so as to (i) effect the original intent of the Parties as closely as possible and (ii) to ensure that the economic and legal substance of the transactions contemplated by this Agreement to the Parties is not materially and adversely affected as a result of such provision being invalid, illegal or incapable of being enforced, in each case, in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. If following the modification(s) to this Agreement described in the foregoing sentence, the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any Party, all other conditions and provisions of this Agreement shall remain in full force and effect.

Section 38. Verizon Guarantor Guarantee.

(a) Verizon Guarantor unconditionally guarantees to the Tower Operator Indemnitees the full and timely payment and performance and observance of all the terms, provisions, covenants and obligations of the Verizon Lessors and Verizon Ground Lease Parties under this Agreement (collectively, the “Verizon Obligations”). Verizon Guarantor agrees that if a Verizon Lessor or Verizon Ground Lease Party defaults at any time during the Term of this Agreement in the performance of any of the Verizon Obligations, Verizon Guarantor shall faithfully perform and fulfill all Verizon Obligations and shall pay to the applicable beneficiary all reasonable attorneys’ fees, court costs and other expenses, costs and disbursements incurred by the applicable beneficiary on account of any default by a Verizon Lessor or Verizon Ground Lease Party and on account of the enforcement of this guaranty.

(b) The foregoing guaranty obligation of Verizon Guarantor shall be enforceable by any Tower Operator Indemnitee in an action against Verizon Guarantor without the necessity of any suit, action or proceeding by the applicable beneficiary of any kind or nature whatsoever against a Verizon Lessor or Verizon Ground Lease Party, without the necessity of any notice to Verizon Guarantor of a Verizon Lessor’s or Verizon Ground Lease Party’s default or breach under this Agreement, and without the necessity of any other notice or demand to Verizon Guarantor to which Verizon Guarantor might otherwise be entitled, all of which notices Verizon Guarantor hereby expressly waives. Verizon Guarantor hereby agrees that the validity of this guaranty and the obligations of Verizon Guarantor hereunder shall not be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by any Tower Operator Indemnitee against a Verizon Lessor or Verizon Ground Lease Party any of the rights or remedies reserved to such Tower Operator Indemnitee pursuant to the provisions of this Agreement or any other remedy or right which such Tower Operator Indemnitee may have at law or in equity or otherwise. Notwithstanding anything to the contrary in this Section 38, Verizon Guarantor shall be entitled to assert any defense, counterclaim or set off right and will otherwise be entitled to exercise all other rights, that would be available to Verizon Lessor or an Indemnifying Party hereunder under the other Transaction Documents, at law or in equity, and to require that Tower Operator comply with any and all conditions applicable to asserting a claim against a Verizon Lessor or Indemnifying Party hereunder, including giving of notices of default to the Verizon Lessor, notices to a Verizon Indemnifying Party pursuant to Section 15 or notice to any other Verizon Group Member as expressly provided for herein or waiting for the expiration of notice periods, cure periods or other time periods for performance if any.

(c) Verizon Guarantor covenants and agrees that this guaranty is an absolute, unconditional, irrevocable and continuing guaranty. The liability of Verizon Guarantor hereunder shall not be affected, modified or diminished by reason of any assignment, renewal, modification, extension or termination of this Agreement or any modification or waiver of or change in any of the covenants and terms of this Agreement by agreement of an Tower Operator Indemnitee and a Verizon Lessor or Verizon Ground Lease Party, or by any unilateral action of an Tower Operator Indemnitee, a Verizon Lessor or a Verizon Ground Lease Party, or by an extension of time that may be granted by an Tower Operator Indemnitee to a Verizon Lessor or Verizon Ground Lease Party or any indulgence of any kind granted to a Verizon Lessor or Verizon Ground Lease Party, or any dealings or transactions occurring between an Tower Operator Indemnitee and a Verizon Lessor or Verizon Ground Lease Party, including any adjustment, compromise, settlement, accord and satisfaction or release, or any Bankruptcy, insolvency, reorganization or other arrangements affecting a Verizon Lessor or Verizon Ground Lease Party, except in each case, to the extent expressly provided for in the terms of any document evidencing any of the foregoing. Verizon Guarantor does hereby expressly waive any suretyship defenses it might otherwise have.

(d) All of the Tower Operator Indemnitees’ rights and remedies under this guaranty are intended to be distinct, separate and cumulative and no such right and remedy herein is intended to be to the exclusion of or a waiver of any other. Verizon Guarantor hereby waives presentment demand for performance, protest, notice of nonperformance, protest notice of protest, notice of dishonor and notice of acceptance. Verizon Guarantor further waives any right to require that an action be brought against a Verizon Lessor or Verizon Ground Lease Party or any other Person or to require that resort be had by a beneficiary to any security held by such beneficiary.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

VERIZON LESSORS:

By:	/s/ MATTHEW D. ELLIS
Name:	Matthew D. Ellis
Title:	Senior Vice President, Chief Financial Officer and Treasurer, on behalf of each of the Verizon Lessors in the capacity set forth on Schedule 2

VERIZON GUARANTOR:

VERIZON COMMUNICATIONS INC.

By:	/s/ MATTHEW D. ELLIS
Name:	Matthew D. Ellis
Title:	Senior Vice President and Treasurer

[Signature Page to Master Prepaid Lease]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

TOWER OPERATOR:

ATC SEQUOIA LLC

By:	/s/ EDMUND DISANTO
Name:	Edmund DiSanto
Title:	Executive Vice President, General Counsel & Chief Administrative Officer

[Signature Page to Master Prepaid Lease]

Schedule 1

Schedule 2

Verizon Lessors

Verizon Lessors	Capacity of Signatory
Allentown SMSA Limited Partnership	Allentown SMSA Limited Partnership

	By:	Bell Atlantic Mobile Systems of Allentown, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Central Arkansas Cellular Limited Partnership	Alltel Central Arkansas Cellular Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership	Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership

	By:	Alltel Communications Wireless, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications of LaCrosse Limited Partnership	Alltel Communications of LaCrosse Limited Partnership

	By:	Alltel Communications Wireless of Louisiana, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Verizon Lessors	Capacity of Signatory
Alltel Communications of Mississippi RSA #2, Inc.	Alltel Communications of Mississippi RSA #2, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications of North Carolina Limited Partnership	Alltel Communications of North Carolina Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications of Nebraska LLC	Alltel Communications of Nebraska LLC

	By:	Alltel Communications, LLC, Its Sole Member

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications of Saginaw MSA Limited Partnership	Alltel Communications of Saginaw MSA Limited Partnership

	By:	Alltel Communications Wireless, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications Southwest Holdings, Inc.	Alltel Communications Southwest Holdings, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications Wireless of Louisiana, Inc.	Alltel Communications Wireless of Louisiana, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-2

Verizon Lessors	Capacity of Signatory
Alltel Communications Wireless, Inc.	Alltel Communications Wireless, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Communications, LLC	Alltel Communications, LLC

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Alltel Northern Arkansas RSA Limited Partnership	Alltel Northern Arkansas RSA Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Anderson CellTelCo	Anderson CellTelCo

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Athens Cellular, Inc.	Athens Cellular, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Bell Atlantic Mobile of Massachusetts Corporation, Ltd.	Bell Atlantic Mobile of Massachusetts Corporation, Ltd.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-3

Verizon Lessors	Capacity of Signatory
Bell Atlantic Mobile of Rochester, L.P.	Bell Atlantic Mobile of Rochester, L.P.

	By:	Upstate Cellular Network, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Binghamton MSA Limited Partnership	Binghamton MSA Limited Partnership

	By:	NYNEX Mobile of New York Limited Partnership

		By:	Upstate Cellular Network, Its General Partner

			By:	Cellco Partnership, Its General Partner

				By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Bismarck MSA Limited Partnership	Bismarck MSA Limited Partnership

	By:	Cellular Inc. Network Corporation, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

California RSA No. 4 Limited Partnership	California RSA No. 4 Limited Partnership

	By:	Pinnacles Cellular, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-4

Verizon Lessors	Capacity of Signatory
California RSA No. 3 Limited Partnership	California RSA No. 3 Limited Partnership

	By:	Pinnacles Cellular, LLC, Its General partner

		By:	Pinnacles Cellular, Inc., Its Sole Member

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Cellco Partnership	Cellco Partnership

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Cellular Inc. Network Corporation	Cellular Inc. Network Corporation

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Charleston-North Charleston MSA Limited Partnership	Charleston-North Charleston MSA Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Chicago SMSA Limited Partnership	Chicago SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-5

Verizon Lessors	Capacity of Signatory
Colorado 7-Saguache Limited Partnership	Colorado 7-Saguache Limited Partnership d/b/a Verizon Wireless

	By:	Sand Dunes Cellular of Colorado Limited Partnership, its General Partner

		By:	CommNet Cellular, Inc., Its Managing Agent

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Colorado RSA No. 3 Limited Partnership	Colorado RSA No. 3 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Dallas MTA, L.P.	Dallas MTA, L.P.

	By:	Verizon Wireless Texas, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Danville Cellular Telephone Company Limited Partnership	Danville Cellular Telephone Company Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-6

Verizon Lessors	Capacity of Signatory
Dubuque MSA Limited Partnership	Dubuque MSA Limited Partnership

	By:	Southwestco Wireless, L.P., Its General Partner

		By:	Southwestco Wireless, Inc., Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Duluth MSA Limited Partnership	Duluth MSA Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Fayetteville MSA Limited Partnership	Fayetteville MSA Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Fresno MSA Limited Partnership	Fresno MSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Gadsden CellTelCo Partnership	Gadsden CellTelCo Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-7

Verizon Lessors	Capacity of Signatory
Gila River Cellular General Partnership	Gila River Cellular General Partnership

	By:	Cellco Partnership, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Gold Creek Cellular of Montana Limited Partnership	Gold Creek Cellular of Montana Limited Partnership

	By:	Cellular Inc. Network Corporation, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of California Limited Partnership	GTE Mobilnet of California Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of Fort Wayne Limited Partnership	GTE Mobilnet of Fort Wayne Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of Indiana Limited Partnership	GTE Mobilnet of Indiana Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-8

Verizon Lessors	Capacity of Signatory
GTE Mobilnet of Indiana RSA #3 Limited Partnership	GTE Mobilnet of Indiana RSA #3 Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of Santa Barbara Limited Partnership	GTE Mobilnet of Santa Barbara Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of South Texas Limited Partnership	GTE Mobilnet of South Texas Limited Partnership

	By:	San Antonio MTA, L.P., Its General Partner

		By:	Verizon Wireless Texas, LLC, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of Terre Haute Limited Partnership	GTE Mobilnet of Terre Haute Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-9

Verizon Lessors	Capacity of Signatory
GTE Mobilnet of Texas RSA #17 Limited Partnership	GTE Mobilnet of Texas RSA #17 Limited Partnership

	By:	San Antonio MTA, L.P., Its General Partner

		By:	Verizon Wireless Texas, LLC, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Wireless of the Midwest Incorporated	GTE Wireless of the Midwest Incorporated

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

GTE Mobilnet of Florence, Alabama Incorporated	GTE Mobilnet of Florence, Alabama Incorporated

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Idaho 6-Clark Limited Partnership	Idaho 6-Clark Limited Partnership

	By:	Teton Cellular of Idaho Limited Partnership, Its General Partner

		By:	Teton Cellular, Inc., Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Idaho RSA No. 2 Limited Partnership	Idaho RSA No. 2 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-10

Verizon Lessors	Capacity of Signatory
Idaho RSA 3 Limited Partnership	Idaho RSA 3 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Illinois RSA 1 Limited Partnership	Illinois RSA 1 Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Illinois RSA 6 and 7 Limited Partnership	Illinois RSA 6 and 7 Limited Partnership

	By:	Illinois SMSA Limited Partnership, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Illinois SMSA Limited Partnership	Illinois SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-11

Verizon Lessors	Capacity of Signatory
Indiana RSA 2 Limited Partnership	Indiana RSA 2 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Iowa 8-Monona Limited Partnership	Iowa 8-Monona Limited Partnership

	By:	CommNet Cellular Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Iowa RSA No. 4 Limited Partnership	Iowa RSA No. 4 Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Iowa RSA 5 Limited Partnership	Iowa RSA 5 Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Jackson Cellular Telephone Co., Inc.	Jackson Cellular Telephone Co., Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-12

Verizon Lessors	Capacity of Signatory
Kentucky RSA No. 1 Partnership	Kentucky RSA No. 1 Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Lafayette Cellular Telephone Company	Lafayette Cellular Telephone Company

	By:	Verizon Wireless Personal Communications LP, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Los Angeles SMSA Limited Partnership	Los Angeles SMSA Limited Partnership

	By:	AirTouch Cellular, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Michigan RSA #9 Limited Partnership	Michigan RSA #9 Limited Partnership

	By:	Alltel Communications Wireless, Inc., Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Missouri RSA #15 Limited Partnership	Missouri RSA #15 Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-13

Verizon Lessors	Capacity of Signatory
Missouri RSA 2 Limited Partnership	Missouri RSA 2 Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Missouri RSA 4 Limited Partnership	Missouri RSA 4 Limited Partnership

	By:	Alltel Communications, LLC, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Muskegon Cellular Partnership	Muskegon Cellular Partnership

	By:	Verizon Wireless (VAW) LLC, Its Managing Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

North Central RSA 2 of North Dakota Limited Partnership	North Central RSA 2 of North Dakota Limited Partnership

	By:	CommNet Cellular, Inc., Its Managing Agent

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

New Hampshire RSA 2 Partnership	New Hampshire RSA 2 Partnership

	By:	Cellco Partnership, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-14

Verizon Lessors	Capacity of Signatory
New Mexico RSA 3 Limited Partnership	New Mexico RSA 3 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

New Mexico RSA No. 5 Limited Partnership	New Mexico RSA No. 5 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

New Mexico RSA 6-I Partnership	New Mexico RSA 6-I Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

New Par	New Par

	By:	Verizon Wireless (VAW) LLC, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-15

Verizon Lessors	Capacity of Signatory
New York RSA No. 3 Cellular Partnership	New York RSA No. 3 Cellular Partnership

	By:	Upstate Cellular Network, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

New York SMSA Limited Partnership	New York SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

North Dakota RSA No. 3 Limited Partnership	North Dakota RSA No. 3 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

North Dakota 5-Kidder Limited Partnership	North Dakota 5-Kidder Limited Partnership d/b/a Verizon Wireless

	By:	CommNet Cellular, Inc., Its Managing Agent

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-16

Verizon Lessors	Capacity of Signatory
Northeast Pennsylvania SMSA Limited Partnership	Northeast Pennsylvania SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Northern New Mexico Limited Partnership	Northern New Mexico Limited Partnership

	By:	Cellular Inc. Network Corporation, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Northwest Dakota Cellular of North Dakota Limited Partnership	Northwest Dakota Cellular of North Dakota Limited Partnership d/b/a Verizon Wireless

	By:	CommNet Cellular, Inc., Its Managing Agent

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

NYNEX Mobile Limited Partnership 1	NYNEX Mobile Limited Partnership 1

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

NYNEX Mobile Limited Partnership 2	NYNEX Mobile Limited Partnership 2

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-17

Verizon Lessors	Capacity of Signatory
NYNEX Mobile of New York, L.P.	NYNEX Mobile of New York, L.P.

	By:	Upstate Cellular Network, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Oklahoma RSA No. 4 South Partnership	Oklahoma RSA No. 4 South Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Omaha Cellular Telephone Company	Omaha Cellular Telephone Company

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Orange County-Poughkeepsie Limited Partnership	Orange County-Poughkeepsie Limited Partnership

	By:	Verizon Wireless of the East LP, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-18

Verizon Lessors	Capacity of Signatory
Pascagoula Cellular Partnership	Pascagoula Cellular Partnership

	By:	Pascagoula Cellular Services, Inc., Its Managing Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pennsylvania RSA 1 Limited Partnership	Pennsylvania RSA 1 Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pennsylvania 3 Sector 2 Limited Partnership	Pennsylvania 3 Sector 2 Limited Partnership

	By:	NYNEX Mobile of New York, L.P., Its General Partner

		By:	Upstate Cellular Network, Its General Partner

			By:	Cellco Partnership, Its General Partner

				By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pennsylvania 4 Sector 2 Limited Partnership	Pennsylvania 4 Sector 2 Limited Partnership

	By:	NYNEX Mobile of New York, L.P., Its General Partner

		By:	Upstate Cellular Network, Its General Partner

			By:	Cellco Partnership, Its General Partner

				By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-19

Verizon Lessors	Capacity of Signatory
Pennsylvania RSA No. 6 (I) Limited Partnership	Pennsylvania RSA No. 6 (I) Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pennsylvania RSA No. 6 (II) Limited Partnership	Pennsylvania RSA No. 6 (II) Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Petersburg Cellular Partnership	Petersburg Cellular Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pittsburgh SMSA Limited Partnership	Pittsburgh SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Pittsfield Cellular Telephone Company	Pittsfield Cellular Telephone Company

	By:	Cellco Partnership, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-20

Verizon Lessors	Capacity of Signatory
Portland Cellular Partnership	Portland Cellular Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Redding MSA Limited Partnership	Redding MSA Limited Partnership

	By:	Sacramento-Valley Limited Partnership, Its General Partner

		By:	AirTouch Cellular, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Rockford MSA Limited Partnership	Rockford MSA Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

RSA 7 Limited Partnership	RSA 7 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Rural Cellular Corporation	Rural Cellular Corporation

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-21

Verizon Lessors	Capacity of Signatory
Sacramento-Valley Limited Partnership	Sacramento-Valley Limited Partnership

	By:	AirTouch Cellular, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

San Antonio MTA, L.P.	San Antonio MTA, L.P.

	By:	Verizon Wireless Texas, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

San Isabel Cellular of Colorado Limited Partnership	San Isabel Cellular of Colorado Limited Partnership d/b/a Verizon Wireless

	By:	CommNet Cellular, Inc., Its Manager

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Seattle SMSA Limited Partnership	Seattle SMSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Sioux City MSA Limited Partnership	Sioux City MSA Limited Partnership

	By:	Cellular Inc. Network Corporation, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-22

Verizon Lessors	Capacity of Signatory
Southern Indiana RSA Limited Partnership	Southern Indiana RSA Limited Partnership

	By:	GTE Wireless of the Midwest Incorporated, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Southwestco Wireless, L.P.	Southwestco Wireless, L.P.

	By:	Southwestco Wireless, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Springfield Cellular Telephone Company	Springfield Cellular Telephone Company

	By:	New Par, Its General Partner

		By:	Verizon Wireless (VAW) LLC, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

St. Joseph CellTelCo	St. Joseph CellTelCo

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-23

Verizon Lessors	Capacity of Signatory
Syracuse SMSA Limited Partnership	Syracuse SMSA Limited Partnership

	By:	Upstate Cellular Network, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Texas RSA #11B Limited Partnership	Texas RSA #11B Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Topeka Cellular Telephone Company, Inc.	Topeka Cellular Telephone Company, Inc.

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Tuscaloosa Cellular Partnership	Tuscaloosa Cellular Partnership

	By:	Cellco Partnership, Its Managing General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Tyler/Longview/Marshall MSA Limited Partnership	Tyler/Longview/Marshall MSA Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-24

Verizon Lessors	Capacity of Signatory
Upstate Cellular Network	Upstate Cellular Network

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Verizon Wireless (VAW) LLC	Verizon Wireless (VAW) LLC

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Verizon Wireless of the East LP	Verizon Wireless of the East LP

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Vermont RSA Limited Partnership	Vermont RSA Limited Partnership

	By:	NYNEX Mobile Limited Partnership1, Its General Partner

		By:	Cellco Partnership, Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Virginia 10 RSA Limited Partnership	Virginia 10 RSA Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-25

Verizon Lessors	Capacity of Signatory
Virginia RSA 2 Limited Partnership	Virginia RSA 2 Limited Partnership

	By:	Alltel Communications, LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Virginia RSA 5 Limited Partnership	Virginia RSA 5 Limited Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Verizon Wireless Personal Communications LP	Verizon Wireless Personal Communications LP

	By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Verizon Wireless Tennessee Partnership	Verizon Wireless Tennessee Partnership

	By:	Cellco Partnership, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Wasatch Utah RSA No. 2 Limited Partnership	Wasatch Utah RSA No. 2 Limited Partnership

	By:	Verizon Wireless (VAW) LLC, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-26

Verizon Lessors	Capacity of Signatory
Waterloo MSA Limited Partnership	Waterloo MSA Limited Partnership

	By:	Southwestco Wireless, L.P., Its General Partner

		By:	Southwestco Wireless, Inc., Its General Partner

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Wisconsin RSA #1 Limited Partnership	Wisconsin RSA #1 Limited Partnership

	By:	Alltel Wireless of Wisconsin RSA #1, LLC, its Managing Partner

		By:	Alltel Communications Wireless of Louisiana, Inc., Its Sole Member

			By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Wisconsin RSA #2 Partnership	Wisconsin RSA #2 Partnership

	By:	Alltel Communications Wireless of Louisiana, Inc., Its Managing Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Wisconsin RSA #6 Partnership, LLP	Wisconsin RSA #6 Partnership, LLP

	By:	Alltel Communications Wireless of Louisiana, Inc., Its Managing Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-27

Verizon Lessors	Capacity of Signatory
Wisconsin RSA No. 8 Limited Partnership	Wisconsin RSA No. 8 Limited Partnership

	By:	Alltel Communications Wireless of Louisiana, Inc., Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

WWC Texas RSA LLC	WWC Texas RSA LLC

	By:	Alltel Communications, LLC, Its Managing Member

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Wyoming 1-Park Limited Partnership	Wyoming 1-Park Limited Partnership

	By:	Cellular Inc. Network Corporation, Its General Partner

		By:	Matthew D. Ellis, Senior Vice President, Chief Financial Officer and Treasurer

Schedule 2-28

Schedule 37(e)

Notice

If to Verizon Lessor, Verizon Ground Lease Party, Verizon Guarantor or any other Verizon Group Member, to:

Verizon Wireless

Attn: Network Real Estate

180 Washington Valley Road

Bedminster, NJ 07920

with a copy to:

S. Kendall Butterworth

Associate General Counsel

Verizon Wireless

One Verizon Place

MC-GA1B3LGL

Alpharetta, GA 30004

and a copy of any notice given pursuant to Section 29 to:

Philip. R. Marx

Vice President and Associate General Counsel - Strategic Transactions

Verizon

One Verizon Way, VC54S404

Basking Ridge, NJ 07920

and a copy of any notice given pursuant to Section 29 to:

Gregory A. Gorospe

Jones Day

325 John H. McConnell Blvd.

Suite 600

Columbus, OH 43215

If to Tower Operator, to:

ATC Sequoia LLC

c/o American Tower Corporation

116 Huntington Avenue, 11th Floor

Boston, MA 02116

Attn: General Counsel

ATC Sequoia LLC

c/o American Tower Corporation

10 Presidential Way

Woburn, MA 01801

Attn: Contracts Manager

ATC Sequoia LLC

c/o American Tower Corporation

10 Presidential Way

Woburn, MA 01801

Attn: Verizon Portfolio Group

and a copy of any notice given pursuant to Section 29 to:

ATC Sequoia LLC

c/o American Tower Corporation

10 Presidential Way

Woburn, MA 01801

Attn: Vice President - Legal

and a copy of any notice given pursuant to Section 28 to:

American Tower Corporation

3500 Regency Parkway

Suite 100

Cary NC 27518

Attention: NOC

along with telephonic notice of any such Section 28 notice at:

1-877-518-6937 Option 0

Schedule 37(e)-2